Putnam
Asset
Allocation Funds

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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Portfolio overview

Putnam Asset Allocation Funds are designed to address investors' needs and financial goals at various life stages.


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TARGETED PORTFOLIO STRUCTURE*
------------------------------------------------------------------------------
                                    Growth         Balanced       Conservative
------------------------------------------------------------------------------
* Large-cap growth stocks           27.5%          23.0%          11.5%
------------------------------------------------------------------------------
* Large-cap value stocks            27.5           23.0           11.5
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* Small-cap growth stocks            2.5            2.0            1.0
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* Small-cap value stocks             2.5            2.0            1.0
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* International stocks              15.0           10.0            5.0
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* Emerging-market stocks             5.0             --             --
------------------------------------------------------------------------------
* U.S. fixed-income securities      15.0           35.0           65.0
------------------------------------------------------------------------------
* High-yield securities              5.0            5.0            5.0
------------------------------------------------------------------------------


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TARGETED PORTFOLIO STRUCTURE*
-----------------------------------------
Growth
------------

[GRAPHIC OMITTED: pie chart GROWTH]

Growth Portfolio is designed to seek capital appreciation for long-term investors willing to accept a higher degree of risk.

Balanced
------------

[GRAPHIC OMITTED: pie chart BALANCED]

Balanced Portfolio is designed to seek total returns for investors seeking a combination of capital appreciation and capital preservation and who are willing to accept a moderate level of risk.

Conservative
------------

[GRAPHIC OMITTED: pie chart CONSERVATIVE]

Conservative Portfolio is designed to preserve principal while protecting against inflation for conservative investors.

* The targeted portfolio represents the target allocation of assets among the various investment categories assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

  Allocations in each portfolio will vary over time.


From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the year of the Portfolio Leader and Portfolio Members of your fund's management team. We also list the other fund management responsibilities of the Portfolio Leader and Portfolio Members. This information can be found following the Outlook for Your Fund. In addition, in equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. This new information complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, the three Putnam Asset Allocation Funds delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended September 30, 2004, Putnam Asset Allocation
   Funds: Growth Portfolio's class A shares returned 13.51% without sales charges and 7.01% with maximum sales charges reflected. The portfolio's benchmark, the Russell 3000 Index, returned 14.26%. The Putnam Growth Blended Benchmark returned 14.37%.

 * Putnam Asset Allocation Funds: Balanced Portfolio's class A shares returned 10.05% without sales charges and 3.77% with maximum sales charges reflected. The portfolio's benchmark, the Russell 3000 Index, returned 14.26%. The Putnam Balanced Blended Benchmark returned 11.24%.

 * Putnam Asset Allocation Funds: Conservative Portfolio's class A shares returned 6.11% without sales charges and -0.02% with maximum sales charges reflected. The portfolio's benchmark, the Lehman Aggregate Bond Index, returned 3.68%. The Putnam Conservative Blended Benchmark returned 7.67%.

 * The average return for the portfolios' Lipper category, Global
   Flexible Portfolio Funds, was 13.48%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.


------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------------------------------
Class A                    Growth Portfolio     Balanced Portfolio  Conservative Portfolio
(inception dates)              (2/8/94)              (2/7/94)             (2/7/94)
------------------------------------------------------------------------------------------
                            NAV        POP        NAV        POP        NAV        POP
------------------------------------------------------------------------------------------
1 year                    13.51%      7.01%     10.05%      3.77%      6.11%     -0.02%
------------------------------------------------------------------------------------------
5 years                    8.72       2.44      12.69       6.20      21.74      14.79
Annual average             1.69       0.48       2.42       1.21       4.01       2.80
------------------------------------------------------------------------------------------
10 years                 129.21     116.14     120.12     107.42     102.78      91.16
Annual average             8.65       8.01       8.21       7.57       7.33       6.69
------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.02       7.42       7.54       6.95       6.62       6.02
------------------------------------------------------------------------------------------


Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, the funds limited expenses, without which returns would have been lower. A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


Performance commentary

For the fiscal year ended September 30, 2004, our strategy of comprehensive diversification was again rewarded by market performance. We believe that portfolio diversification works best when assets are carefully distributed across a wide range of asset classes. As a result, the Putnam Asset Allocation Funds are not only diversified across stocks and bonds, but also across market capitalizations, geographic areas, investment styles, and various segments of the fixed-income markets. The merit of this philosophy is clear from observing that in the year just ended, small-cap stocks outperformed large-cap stocks, international stocks outperformed U.S. stocks, emerging-market stocks outperformed developed-market stocks, high-yield bonds outperformed investment-grade bonds, and foreign government bonds outperformed U.S. government bonds. We believe the portfolios' returns illustrate our basic premise that more diversification is better, and that a portfolio's risk and reward characteristics can be made superior by incorporating all assets all the time.

The Growth and Balanced Portfolios underperformed their benchmark, the Russell 3000 Index. This is primarily attributable to differences in weightings in various stocks, and the fact that the Russell 3000 Index is an all-stock index, while both the Growth and Balanced Portfolios invest a portion of their assets in bonds. The Conservative Portfolio outperformed its benchmark, the Lehman Aggregate Bond Index. This outperformance is explained, in part, by the portfolio's exposure to stocks, which gave it an advantage over the Lehman bond index.

FUND PROFILE

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.

For the same period, the Balanced and Conservative Portfolios lagged the average return of the Lipper Global Flexible Portfolio Funds category. This is not too surprising, as the category includes funds with significantly different investment objectives and strategies and funds with greater exposure to equities and risk than would be appropriate for the Balanced and Conservative Portfolios. The Growth Portfolio performed in line with the Lipper category.


Market overview

The overall performance of stocks and bonds in the past 12 months reflected the slowing pace of economic growth, rising interest rates, the high cost of energy, and tensions surrounding the U.S. presidential election. Stock markets provided impressive returns in the fourth calendar quarter of 2003. Diminishing returns in the following three quarters of the fiscal period reflected the market's transition from cyclical recovery to benign equilibrium. For the calendar year through September 30, market returns were modest or very nearly flat, with a few notable exceptions that provided windows of opportunity for the portfolios. Emerging-market stocks and international stocks were up strongly during the year. U.S. value stocks, and particularly small-cap value stocks, had healthy gains. As investor confidence in capital appreciation waned, investors sought securities that offered more tangible evidence of value, such as dividend-paying stocks and stocks priced significantly below their intrinsic worth. Within the equities markets, assets rotated toward more stable, large-cap stocks in the final months of the period. Overall, bonds have outperformed stocks thus far in 2004.

The yield curve -- a chart that plots the current yields of bonds along the spectrum of maturities, from short to long term -- was quite steep at the beginning of the fiscal year, which means it reflected a wide difference in yields between short- and long-term bonds at that time. Over the course of the year, short-term rates increased, as the Federal Reserve Board (Fed) commenced its tightening cycle. At the same time, long-term rates fell in response to the slower-growth, tame inflation environment. The result was a flattening of the yield curve.


------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                14.26%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.08%
------------------------------------------------------------------------------
MSCI EMF Index (emerging-market stocks)                                26.53%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.68%
------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   4.44%
------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield bonds of
developed markets)                                                     12.87%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
------------------------------------------------------------------------------


Strategy overview: Growth Portfolio

Over the second half of the fiscal year, we gradually transitioned the portfolio to pursue gains across a broader spectrum of opportunities. Whereas in 2003 success hinged upon having reasonable exposure to more speculative assets and positioning that took advantage of cyclical trends in the market, this year's theme has been to diversify even more broadly. We believe that the markets have entered into what could be a long period of modest returns. In this environment, we have been putting greater emphasis on micro factors, such as fundamental research at the level of individual securities. We believe effective security selection and geographical considerations will make the difference in both absolute and relative performance in the coming months. We also actively pursued areas of the market that appeared to offer better-than-average opportunity. These included international stocks in general, and emerging-market stocks in particular. The portfolio's weighting in international stocks remains greater than that of the benchmark, yet certain positions were reduced as their relative attractiveness waned. We emphasized holdings we thought likely to benefit from rising commodity prices, including stocks in Mexico and Russia, and we also focused on energy stocks, which respond to the commodities cycle. For the bond portion of the portfolio, we maintained a defensive, shorter-duration position. We believe this is prudent in an environment where interest rates are likely to rise.


[GRAPHIC OMITTED: horizontal bar chart GROWTH PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]


GROWTH PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                             as of 3/31/04   as of 9/30/04

U.S. equities                   45.7%           50.6%

International
equities                        33.9%           23.7%

International
fixed income                     6.8%           14.7%

U.S. fixed income               13.6%           11.0%

Footnote reads:
This chart shows how the portfolio's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


Strategy overview: Balanced Portfolio

Over the second half of the fiscal year, we transitioned the portfolio to pursue gains across a broader spectrum of opportunities and diversified even more broadly. We believe that the markets have entered into what could be a long period of modest returns. In this environment, we have been putting greater emphasis on micro factors, such as fundamental research at the level of individual securities. We believe effective security selection and geographical considerations will make the difference in both absolute and relative performance in the coming months. We also actively pursued areas of the market that appeared to offer better-than-average opportunity. These included international stocks in general, and to a modest degree, emerging-market stocks. The portfolio's weighting in international stocks remains greater than that of the benchmark, yet certain positions were reduced as their relative attractiveness waned. We emphasized holdings that we thought likely to benefit from rising commodity prices, and we also focused on energy stocks, which respond to the commodities cycle. For the bond portion of the portfolio, we maintained a defensive, shorter-duration position. We believe this is prudent in an environment where interest rates are likely to rise. We gradually reduced the portfolio's allocation to high-yield bonds, but maintained an overweight position in this sector relative to the benchmark. Although the difference in yields between investment-grade and high-yield bonds lessened, we believe the high-yield sector remains relatively attractive.


[GRAPHIC OMITTED: horizontal bar chart BALANCED PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

BALANCED PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                             as of 3/31/04   as of 9/30/04

U.S. equities                   40.6%            45.9%

U.S. fixed income               28.6%            29.0%

International
fixed income                    11.2%            14.0%

International
equities                        19.6%            11.1%

Footnote reads:
This chart shows how the portfolio's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


Strategy overview: Conservative Portfolio

Over the second half of the fiscal year, we gradually transitioned the portfolio to pursue gains across a broader spectrum of opportunities. Whereas in 2003 success hinged upon having reasonable exposure to more speculative assets and positioning that took advantage of cyclical trends in the market, this year's theme has been to diversify even more broadly. We believe that the markets have entered into what could be a long period of modest returns. In this environment, we have been putting greater emphasis on micro factors, such as fundamental research at the level of individual securities. We believe effective security selection and geographical consider ations will make the difference in both absolute and relative performance in the coming months. We also actively pursued areas of the market that appeared to offer better-than-average opportunity.

The Conservative Portfolio emphasized international bonds, which outperformed U.S. bonds. It also had an overweight allocation to high-yield bonds, relative to the benchmark. We gradually trimmed this exposure, but maintained an overweight position. Although the difference in yields between investment-grade and high-yield bonds lessened, we believe the high-yield sector remains relatively attractive. Overall, we maintained a defensive, shorter-duration position. We believe this is prudent in an environment where interest rates are likely to rise. In the portfolio's stock portion, we emphasized international stocks. The portfolio had an overweight position in Japan for much of the period, although that position is now more neutrally weighted. We emphasized holdings that we thought likely to benefit from rising commodity prices, as well as energy stocks, which respond to the commodities cycle.


[GRAPHIC OMITTED: horizontal bar chart CONSERVATIVE PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

CONSERVATIVE PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                             as of 3/31/04   as of 9/30/04

U.S. fixed income                56.3%           50.7%

U.S. equities                    18.0%           25.3%

International
fixed income                     15.8%           18.3%

International
equities                          9.9%            5.7%

Footnote reads:
This chart shows how the portfolio's top weightings have changed over the last six months. Weightings are shown as a percentage of market value. Holdings will vary over time.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Six months ago, in the portfolios' semiannual report, we outlined three broad themes that we believe will shape the global investing environment for months and years to come. The first was emerging prosperity in Asia, with China at the forefront. Asia's growing demand for all manner of commodities, energy, manufactured goods and services, as well as financial products, will strengthen economies in the region. We believe investment opportunities are likely to be abundant, and we will continue to pursue those that are consistent with the portfolios' objectives. The second theme is one of rising commodities prices. Demand for commodities has been given a boost by expansionary monetary policies throughout the world. The effects of rising prices cut both ways, with some positives and some negatives for investors. We will continue to favor those securities, industries, and regions that stand to benefit from the trend. The third theme is the weakening of the U.S. dollar. We believe it will remain weak relative to other currencies.

This segues into a discussion of a new fourth theme, the Federal Reserve Board's monetary policy. In our view, this theme will be prominent in the near term, as there appears to be a fundamental shift in the Fed's approach. In the past, the Fed has intervened earlier in an economic recovery, to stem possible inflation. In the case of this recovery, the Fed waited a longer time before it began to raise short-term interest rates. By the time the first rate increase was announced, it appeared that the economy had achieved its peak and was already losing momentum. We believe that the Fed is now raising rates not for the purpose of slowing the economy, but rather to get back to a "neutral" federal funds rate -- in the range of 3%-3.5% -- so that it has some capacity to cut rates if deflation becomes an issue further down the road. If the economy becomes too weak to absorb further rate increases, we believe the situation will resolve itself through further weakening of the U.S. dollar next year. The portfolios are positioned with a meaningful exposure to securities denominated in foreign currencies. In addition, we will continue to seek hedging opportunities to protect the portfolios' value and, where possible, take advantage of exchange rates. We continue to believe that investing in a flexible, globally diversified portfolio is the best approach to pursuing attractive returns and managing risk over the long term.


The funds' management

The Putnam Asset Allocation Funds are managed by the members of the Putnam Global Asset Allocation Team. The members of the team are Jeff Knight (Portfolio Leader), Robert Kea (Portfolio Member), Bruce MacDonald (Portfolio Member), and Robert Schoen (Portfolio Member).

Other funds managed by the Portfolio Leader and Portfolio Members

Jeff Knight is also a Portfolio Member of The George Putnam Fund of
Boston.

Jeff Knight, Robert Kea, Bruce MacDonald, and Robert Schoen may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended September 30, 2004, Portfolio Member Graham Spiers left the Putnam Asset Allocation Funds' management team, and Portfolio Member Bruce MacDonald joined the team.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The Asset Allocation Portfolios can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies and such investments increase the risk of greater price fluctuations.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.
Growth Portfolio


--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
--------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (2/8/94)             (2/16/94)              (9/1/94)              (2/3/95)        (1/21/03)
--------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------------
1 year                    13.51%      7.01%     12.55%      7.55%     12.57%     11.57%     12.97%      9.00%     13.15%
--------------------------------------------------------------------------------------------------------------------------
5 years                    8.72       2.44       4.64       3.21       4.66       4.66       6.08       2.39       7.36
Annual average             1.69       0.48       0.91       0.63       0.92       0.92       1.19       0.47       1.43
--------------------------------------------------------------------------------------------------------------------------
10 years                 129.21     116.14     112.71     112.71     112.45     112.45     118.08     110.35     123.45
Annual average             8.65       8.01       7.84       7.84       7.83       7.83       8.11       7.72       8.37
--------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.02       7.42       7.22       7.22       7.16       7.16       7.48       7.12       7.75
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------------------------------
                                   Class A        Class B     Class C         Class M          Class R
------------------------------------------------------------------------------------------------------
Distributions (number)                 1               1          1                1               1
------------------------------------------------------------------------------------------------------
Income                              $0.195          $0.131     $0.127           $0.149          $0.201
------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --              --
------------------------------------------------------------------------------------------------------
Total                               $0.195          $0.131     $0.127           $0.149          $0.201
------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
------------------------------------------------------------------------------------------------------
9/30/03                       $9.22      $9.78      $9.06      $8.93      $9.07      $9.40      $9.21
------------------------------------------------------------------------------------------------------
9/30/04                       10.26      10.83*     10.06       9.92      10.09      10.46      10.21
------------------------------------------------------------------------------------------------------

* Reflects a reduction in sales charges that took effect on January 28, 2004.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04

          Fund's class A      Russell 3000
Date      shares at POP          Index

9/30/94       9,425             10,000
9/30/95      11,358             12,932
9/30/96      13,487             15,392
9/30/97      17,027             21,344
9/30/98      15,834             22,333
9/30/99      19,879             28,212
9/30/00      22,418             33,344
9/30/01      17,393             24,037
9/30/02      15,430             19,512
9/30/03      19,042             24,570
9/30/04     $21,614            $28,073

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,271 and $21,245, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,808 ($21,035 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,345. See first page of performance section for performance calculation method.


Balanced Portfolio

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (2/7/94)             (2/11/94)              (9/1/94)              (2/6/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    10.05%      3.77%      9.20%      4.20%      9.15%      8.15%      9.49%      5.61%      9.73%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   12.69       6.20       8.46       6.85       8.49       8.49       9.86       6.05      11.13
Annual average             2.42       1.21       1.64       1.33       1.64       1.64       1.90       1.18       2.13
----------------------------------------------------------------------------------------------------------------------------------
10 years                 120.12     107.42     104.13     104.13     103.89     103.89     109.93     102.63     114.46
Annual average             8.21       7.57       7.40       7.40       7.38       7.38       7.70       7.32       7.93
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.54       6.95       6.74       6.74       6.68       6.68       7.03       6.67       7.26
----------------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.



----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
----------------------------------------------------------------------------------------------------------
                                   Class A         Class B    Class C          Class M          Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)                 4               4          4                4                4
----------------------------------------------------------------------------------------------------------
Income                              $0.244          $0.172     $0.171           $0.192           $0.234
----------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --               --               --
----------------------------------------------------------------------------------------------------------
Total                               $0.244          $0.172     $0.171           $0.192           $0.234
----------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP         NAV
----------------------------------------------------------------------------------------------------------
9/30/03                       $9.26      $9.82      $9.20      $9.13      $9.24      $9.58       $9.25
----------------------------------------------------------------------------------------------------------
9/30/04                        9.94     10.49*       9.87       9.79       9.92      10.28        9.91
----------------------------------------------------------------------------------------------------------
* Reflects a reduction in sales charges that took effect on January 28, 2004.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04

          Fund's class A      Russell 3000
Date      shares at POP          Index

9/30/94       9,425              10,000
9/30/95      11,188              12,932
9/30/96      13,136              15,392
9/30/97      16,265              21,344
9/30/98      15,456              22,333
9/30/99      18,407              28,212
9/30/00      21,331              33,344
9/30/01      17,682              24,037
9/30/02      16,055              19,512
9/30/03      18,848              24,570
9/30/04     $20,742             $28,073

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,413 and $20,389, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,993 ($20,263 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,446. See first page of performance section for performance calculation method.



Conservative Portfolio


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (2/7/94)             (2/18/94)              (9/1/94)              (2/7/95)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                     6.11%     -0.02%      5.23%      0.23%      5.24%      4.24%      5.51%      1.84%      6.10%
----------------------------------------------------------------------------------------------------------------------------------
5 years                   21.74      14.79      16.97      15.28      17.06      17.06      18.28      14.10      20.62
Annual average             4.01       2.80       3.18       2.88       3.20       3.20       3.42       2.67       3.82
----------------------------------------------------------------------------------------------------------------------------------
10 years                 102.78      91.16      87.73      87.73      88.03      88.03      92.43      85.67      98.32
Annual average             7.33       6.69       6.50       6.50       6.52       6.52       6.76       6.38       7.09
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.62       6.02       5.81       5.81       5.78       5.78       6.06       5.70       6.38
----------------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
----------------------------------------------------------------------------------------------------------
                                    Class A         Class B    Class C        Class M          Class R
----------------------------------------------------------------------------------------------------------
Distributions (number)                 12              12         12              12               12
----------------------------------------------------------------------------------------------------------
Income                              $0.331          $0.265     $0.265          $0.288           $0.311
----------------------------------------------------------------------------------------------------------
Capital gains                          --              --         --              --               --
----------------------------------------------------------------------------------------------------------
Total                               $0.331          $0.265     $0.265          $0.288           $0.311
----------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------
9/30/03                       $8.65      $9.18      $8.60      $8.58      $8.59      $8.90      $8.65
----------------------------------------------------------------------------------------------------------
9/30/04                        8.84      9.33*       8.78       8.76       8.77       9.09       8.86
----------------------------------------------------------------------------------------------------------
 * Reflects a reduction in sales charges that took effect on January 28,
   2004.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 9/30/94 to 9/30/04

          Fund's class A      Lehman Aggregate
Date      shares at POP          Bond Index

9/30/94        9,425               10,000
9/30/95       10,867               11,406
9/30/96       12,142               11,965
9/30/97       14,238               13,127
9/30/98       14,139               14,638
9/30/99       15,702               14,585
9/30/00       16,985               15,604
9/30/01       16,162               17,625
9/30/02       15,683               19,141
9/30/03       18,015               20,176
9/30/04      $19,116              $20,918

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,773 and $18,803, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $19,243 ($18,567 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $19,832. See first page of performance section for performance calculation method.

------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------------------
                                                             Lipper Global
                                          Lehman             Flexible
                     Russell 3000         Aggregate          Portfolio Funds
                     Index                Bond Index         category average*
------------------------------------------------------------------------------
1 year               14.26%               3.68%              13.48%
------------------------------------------------------------------------------
5 years              -0.49               43.43               20.60
Annual average       -0.10                7.48                3.64
------------------------------------------------------------------------------
10 years            180.73              109.18              125.59
Annual average       10.87                7.66                8.37
------------------------------------------------------------------------------
Annual average
(life of fund)       10.15                6.81                8.03
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/04, there were 87, 61, and 25 funds, respectively, in this Lipper category.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
-----------------------------------------------------------------------------
                                Class A  Class B   Class C   Class M  Class R
-----------------------------------------------------------------------------
Growth Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*       $6.70    $10.40    $10.40    $9.17    $7.93
-----------------------------------------------------------------------------
Ending value (after expenses) $984.60   $980.50   $980.20  $982.50  $983.60
-----------------------------------------------------------------------------
Balanced Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*       $6.12     $9.83     $9.83    $8.59    $7.35
-----------------------------------------------------------------------------
Ending value (after expenses) $989.60   $985.90   $985.80  $986.90  $987.10
-----------------------------------------------------------------------------
Conservative Portfolio
-----------------------------------------------------------------------------
Expenses paid per $1,000*       $7.07    $10.78    $10.78    $9.54    $8.31
-----------------------------------------------------------------------------
Ending value (after expenses) $990.40   $986.70   $987.80  $988.00  $990.50
-----------------------------------------------------------------------------
* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the expense ratio comparison table in the next section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method on the next page. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
------------------------------------------------------------------------------
                                                                      Total
Value of your                             Expenses paid               expenses
investment on 4/1/04  [DIV]   $1,000   X  per $1,000               =  paid
------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of the
Balanced Portfolio.
------------------------------------------------------------------------------
$10,000               [DIV]   $1,000   X  $6.12 (see table above)  =  $61.20
------------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in your portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
-----------------------------------------------------------------------------------------
                                    Class A    Class B     Class C     Class M    Class R
-----------------------------------------------------------------------------------------
Growth Portfolio
-----------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6.81      $10.58      $10.58      $9.32      $8.07
-----------------------------------------------------------------------------------------
Ending value (after expenses)   $1,018.25   $1,014.50   $1,014.50  $1,015.75  $1,017.00
-----------------------------------------------------------------------------------------
Balanced Portfolio
-----------------------------------------------------------------------------------------
Expenses paid per $1,000*           $6.21       $9.97       $9.97      $8.72      $7.47
-----------------------------------------------------------------------------------------
Ending value (after expenses)   $1,018.85   $1,015.10   $1,015.10  $1,016.35  $1,017.60
-----------------------------------------------------------------------------------------
Conservative Portfolio
-----------------------------------------------------------------------------------------
Expenses paid per $1,000*           $7.16      $10.93      $10.93      $9.67      $8.42
-----------------------------------------------------------------------------------------
Ending value (after expenses)   $1,017.90   $1,014.15   $1,014.15  $1,015.40  $1,016.65
-----------------------------------------------------------------------------------------


* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the next table). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.


Using industry averages to compare expenses

You can also compare your portfolio's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your portfolio's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                              Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Growth Portfolio
annualized expense ratio*     1.35%     2.10%     2.10%     1.85%     1.60%
------------------------------------------------------------------------------
Balanced Portfolio
annualized expense ratio*     1.23%     1.98%     1.98%     1.73%     1.48%
------------------------------------------------------------------------------
Conservative Portfolio
annualized expense ratio*     1.42%     2.17%     2.17%     1.92%     1.67%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+  1.45%     2.20%     2.20%     1.95%     1.70%
------------------------------------------------------------------------------

* For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

+ Average of the expenses of front-end load funds viewed by Lipper, Inc.
  as having the same investment classification or objective as the funds, as of 9/30/04. For class B, C, M, and R shares, Putnam has adjusted this average to reflect the higher 12b-1 fees carried by these classes of shares. The peer group may include funds that are significantly larger or smaller than the funds, which may limit the comparability of the funds' expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your portfolio's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                                 2004      2003      2002      2001      2000
------------------------------------------------------------------------------
Putnam Asset Allocation:
Growth Portfolio                 120%      126%      82%       99%       155%
------------------------------------------------------------------------------
Putnam Asset Allocation:
Balanced Portfolio               159%      145%     108%      131%       183%
------------------------------------------------------------------------------
Putnam Asset Allocation:
Conservative Portfolio           259%      200%     144%      180%       276%
------------------------------------------------------------------------------
Lipper Global Flexible Portfolio
Funds category average            84%       87%      68%       95%        95%
------------------------------------------------------------------------------

Turnover data for the funds is calculated based on the funds' fiscal-year period, which ends on September 30. Turnover data for the funds' Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of each fund's turnover rate to the Lipper category. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.86

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Growth
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.21

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Balanced
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.37

Taxable bond
fund average           0.31

0%   INCREASING RISK   100%

Conservative
Portfolio


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for each fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of developed markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Credit Index is an unmanaged index of corporate bonds.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of securities from emerging markets available to non-domestic investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds

In our opinion, the accompanying statements of assets and liabilities, including the funds' portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the "trust") at September 30, 2004, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 15, 2004





The funds' portfolios
September 30, 2004

                                                    Growth 81.0%                 Balanced 62.3%               Conservative 31.1%
Common stocks (a)                               Shares          Value         Shares          Value         Shares          Value

Advertising and Marketing Services                               0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Cheil Communications, Inc. (South
Korea)                                           1,955       $252,231             --            $--             --            $--
Omnicom Group, Inc.                              4,240        309,774          5,580        407,675             --             --
WPP Group PLC (United Kingdom)                  80,646        750,721         77,236        718,978         19,143        178,199
                                                         ------------                  ------------                  ------------
                                                            1,312,726                     1,126,653                       178,199

Automotive                                                       1.4%                          0.9%           0.5%
---------------------------------------------------------------------------------------------------------------------------------
American Axle &
Manufacturing Holdings, Inc.                    16,680        488,057         20,590        602,463          8,200        239,932
Bayerische Motoren Werke (BMW) AG
(Germany)                                        5,841        240,449          6,600        271,693          1,000         41,166
Cummins, Inc.                                   39,900      2,948,002         43,190      3,191,275         17,400      1,285,665
DaimlerChrysler AG (Germany)                    23,000        946,810         22,700        934,461          5,300        218,178
Denso Corp. (Japan)                              4,700        111,103             --             --             --             --
Denway Motors, Ltd. (Hong Kong)                612,000        204,063             --             --             --             --
Ford Otomotiv Sanayi AS (Turkey)            81,764,097        641,926             --             --             --             --
Honda Motor Co., Ltd. (Japan)                   26,800      1,298,657         21,100      1,022,450          4,200        203,521
Hyundai Motor Co., Ltd. (South Korea)           29,840      1,376,632             --             --             --             --
Hyundai Motor, Co. GDR 144A (South
Korea)                                          12,400        284,208             --             --             --             --
Monaco Coach Corp.                              43,000        930,950         51,100      1,106,315         11,700        253,305
Nissan Motor Co., Ltd. (Japan)                 105,800      1,152,087        120,000      1,306,715         25,000        272,232
Peugeot SA (France)                             14,868        915,769         17,702      1,090,324          3,529        217,363
Porsche AG (Preferred)  (Germany)                1,102        713,380          1,013        655,766            202        130,765
Renault SA (France)                             19,449      1,590,394         17,818      1,457,023          3,922        320,712
Tata Motors, Ltd. (India)                       37,710        331,019             --             --             --             --
Toyota Motor Corp. (Japan)                     118,365      4,532,671        109,400      4,189,365         25,000        957,350
Valeo SA (France)                               13,301        486,927         15,823        579,253          2,308         84,492
Volkswagon AG (Germany)                          6,200        238,135          7,000        268,862          1,100         42,250
VS Holdings, Inc. (NON)                         63,050          1,261             --             --         15,358            307
                                                         ------------                  ------------                  ------------
                                                           19,432,500                    16,675,965                     4,267,238

Banking                                                          7.1%                          4.7%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Holdings NV (Netherlands)              83,905      1,905,694         88,173      2,002,631         19,489        442,644
ABN AMRO Holdings NV (Netherlands)
(RES)                                            4,000         90,850             --             --             --             --
Akbank TAS (Turkey)                        206,860,695        935,895             --             --             --             --
Allied Irish Banks PLC (Ireland)                    --             --         16,281        272,940             --             --
Anglo Irish Bank Corp. PLC (Ireland)            35,700        653,901         25,118        460,075          3,781         69,255
Australia & New Zealand Banking Group,
Ltd. (Australia)                               105,800      1,457,118        115,884      1,595,999         29,022        399,702
Banca Popolare di Milano Scrl (BPM)
(Italy)                                         50,200        314,809         56,600        354,944          8,500         53,304
Banco Bilbao Vizcaya Argentaria SA
(Spain)                                         26,077        358,797         34,398        473,287          5,017         69,030
Banco Itau Financeira SA ADR (Brazil)           16,828        933,954             --             --             --             --
Banco Itau Financeira SA (Preference)
(Brazil)                                         8,657        961,721             --             --             --             --
Banco Popular Espanol (Spain)                   21,102      1,172,388         21,275      1,181,999          5,973        331,849
Banco Santander Central Hispano SA
(Spain)                                         52,366        511,121         58,937        575,257          8,996         87,806
Banco Santander Chile SA ADR (Chile)
(SG)                                            14,700        410,718             --             --             --             --
Bangkok Bank Public Co.,
Ltd. (Thailand) (NON)                          424,500      1,009,982             --             --             --             --
Bangkok Bank Public Co., Ltd. 144A
(Thailand)                                      10,500         24,982             --             --             --             --
Bank Central Asia Tbk PT (Indonesia)         1,926,000        420,754             --             --             --             --
Bank Hapoalim, Ltd. (Israel)                   277,593        768,576             --             --             --             --
Bank of Hawaii Corp.                             1,870         88,358          2,520        119,070          1,300         61,425
Bank of Ireland (Dublin  Exchange)
(Ireland)                                       87,073      1,173,181         23,774        320,320          5,699         76,786
Bank of Ireland (London  Exchange)
(Ireland)                                       46,415        624,798         92,978      1,251,587         18,647        251,009
Bank of Montreal (Canada)                        4,800        209,784          3,400        148,597          1,200         52,446
Bank of Nova Scotia (Canada)                     4,000        116,810             --             --             --             --
Bank of the Ozarks, Inc.                        19,460        578,546         23,680        704,006             --             --
BankAtlantic Bancorp, Inc. Class A               7,068        129,486          8,200        150,224             --             --
Barclays PLC (United Kingdom)                  301,233      2,888,611        336,281      3,224,696         77,809        746,133
BFC Financial Corp. Class A (NON)                   --             --          3,000         33,000             --             --
BNP Paribas SA (France)                         46,407      2,996,667         49,443      3,192,713         10,159        656,003
Bolig OG Naeringsbanken (Norway)                    40          1,581             --             --             --             --
Canadian Imperial Bank of Commerce
(Canada)                                         3,767        201,464          2,200        117,659          1,100         58,830
Capital Crossing Bank (NON)                         --             --          1,200         30,528          1,932         49,150
Capitol Bancorp, Ltd.                            5,900        173,106          7,200        211,248             --             --
Central Pacific Financial Corp. (SB)             8,688        239,094         10,343        284,639             --             --
Chinatrust Financial Holding Co.
(Taiwan)                                       362,782        390,984             --             --             --             --
City Holding Co.                                17,400        572,286         20,600        677,534             --             --
Colonial Bancgroup, Inc.                        41,540        849,493         48,770        997,347             --             --
Commerce Bancorp, Inc.                           8,640        476,928         11,770        649,704             --             --
Credit Agricole SA (France)                     10,692        291,570         12,076        329,312          1,815         49,495
Daegu Bank (South Korea)                       101,830        580,369             --             --             --             --
Danske Bank A/S (Denmark)                       55,045      1,447,295         60,398      1,588,041         13,421        352,878
DBS Group Holdings, Ltd. (Singapore)            91,000        864,968        111,000      1,055,070         22,000        209,113
Denizbank A.S. 144A (Turkey) (NON)         130,020,000        248,707             --             --             --             --
DnB Holdings ASA (Norway)                       36,812        291,321             --             --             --             --
Doral Financial Corp.                           24,516      1,016,679         33,085      1,372,035         12,201        505,975
First Horizon National  Corp. (SB)                  --             --          5,566        241,342             --             --
FirstFed Financial Corp. (NON)                  27,500      1,344,200         31,700      1,549,496          5,600        273,728
Flagstar Bancorp, Inc.                          97,716      2,079,396        103,974      2,212,567         47,500      1,010,800
Flushing Financial Corp.                         9,400        178,694         11,100        211,011             --             --
Fubon Financial Holding Co., Ltd.
(Taiwan)                                       638,455        586,566             --             --             --             --
Great Southern Bancorp, Inc.                        --             --             --             --          1,100         34,375
Greenpoint Financial Corp.                      18,885        873,620         24,915      1,152,568             --             --
HBOS PLC (United Kingdom)                      111,057      1,498,978        126,404      1,706,123         26,559        358,477
HDFC Bank, Ltd. (India)                         95,276        835,298         48,291        423,374          7,037         61,694
HDFC Bank, Ltd. ADR (India)                      4,300        145,985             --             --             --             --
Hibernia Corp. Class A                              --             --          2,900         76,589          5,200        137,332
Housing Development Finance Corp.,
Ltd. (India)                                    54,562        724,089             --             --             --             --
HSBC Holdings PLC (London Exchange)
(United Kingdom)                               303,652      4,818,217        385,005      6,109,090         87,057      1,381,382
HSBC Holdings PLC (Hong Kong Exchange)
(United Kingdom)                               124,024      1,972,270             --             --             --             --
HSBC Holdings PLC ADR (United Kingdom)           2,026        161,675             --             --             --             --
Hudson United Bancorp                           19,700        725,945         22,900        843,865             --             --
Hypo Real Estate Holding (Germany)
(NON)                                            1,550         52,932             --             --             --             --
Irwin Financial Corp. (SB)                      41,200      1,063,784         51,200      1,321,984             --             --
Kasikornbank PCL (Thailand) (NON)              502,300        564,178             --             --             --             --
KBC Bancassurance Holdings (Belgium)             5,842        380,141             --             --             --             --
Komercni Banka AS (Czech Republic)               1,965        218,866             --             --             --             --
Kookmin Bank (South Korea)                      50,965      1,613,965             --             --             --             --
Lloyds TSB Group PLC (United Kingdom)          108,594        847,807        126,748        989,538         25,269        197,278
MainSource Financial Group, Inc.                 3,500         71,750          3,900         79,950             --             --
Malayan Banking Berhad (Malaysia)              250,900        726,289             --             --             --             --
Mega Financial Holdings Co., Ltd.
(Taiwan)                                       586,000        369,270             --             --             --             --
Mizuho Financial Group, Inc. (Japan)               265        995,554            208        781,416             41        154,029
National City Corp.                            138,050      5,331,491        157,860      6,096,553         51,300      1,981,206
Nordea AB (Sweden)                              93,526        764,626         77,500        633,605         11,550         94,428
North Fork Bancorp., Inc.                           --             --          1,700         75,565             --             --
Northern Rock PLC (United Kingdom)              15,283        196,326             --             --             --             --
Old Second Bancorp, Inc.                            --             --             --             --          2,600         72,722
Oriental Financial Group                        19,654        531,837         23,400        633,204          9,923        268,516
OTP Bank Rt. (Hungary)                          15,524        347,563             --             --             --             --
OTP Bank Rt. GDR (Hungary)                       8,791        389,002             --             --             --             --
Overseas-Chinese Banking
Corp. (Singapore)                               69,000        573,873         68,000        565,556         16,000        133,072
Public Bank Berhad (Malaysia)                  404,546        676,018             --             --             --             --
R&G Financial Corp. Class B                     35,200      1,360,480         60,130      2,324,025         17,689        683,680
Republic Bancorp, Inc.                          49,820        767,228         57,860        891,044             --             --
Republic Bancorp, Inc. Class A                   6,300        146,160          7,300        169,360             --             --
Royal Bank of Scotland Group PLC
(United Kingdom)                               142,988      4,128,983        138,278      3,992,975         30,565        882,608
Sanpaolo IMI SpA (Italy)                        33,350        376,454         37,650        424,992          5,650         63,777
Sberbank RF (Russia)                             2,543      1,057,888             --             --             --             --
Skandinaviska Enskilda Banken AB
(Sweden)                                        48,600        751,257         47,200        729,616         12,400        191,679
Sky Financial Group, Inc.                       12,580        314,500         14,670        366,750             --             --
Societe Generale (France)                       16,841      1,490,062         18,629      1,648,261          4,117        364,265
Standard Bank Investment  Corp., Ltd.
(South Africa)                                 123,750        973,742             --             --             --             --
State Street Corp.                               1,670         71,326          2,370        101,223             --             --
Sumitomo Mitsui Financial Group, Inc.
(Japan) (SB) (SG)                                  139        794,646            161        920,417             33        188,657
Svenska Handelsbanken AB Class A
(Sweden)                                         7,414        155,354             --             --             --             --
Taishin Financial Holdings Co.,  Ltd.
(Taiwan)                                       785,068        633,418             --             --             --             --
Trico Bancshares                                 9,700        202,924         11,800        246,856             --             --
Trustmark Corp.                                 12,290        381,973         14,300        444,444             --             --
Turkiye Garanti Bankasi AS (Turkey)
(NON)                                      204,332,440        686,545             --             --             --             --
U.S. Bancorp                                   278,057      8,035,847        346,554     10,015,411         81,300      2,349,570
UFJ Holdings, Inc. (Japan) (NON)                   183        802,078            170        745,100             42        184,083
Unibanco-Uniao de Bancos Brasileiros
SA GDR (Brazil)                                 62,698      1,519,173             --             --             --             --
UnionBanCal Corp.                               39,820      2,357,742         44,585      2,639,878         21,700      1,284,857
United Overseas Bank, Ltd. (Singapore)          76,000        618,547         97,000        789,461         18,000        146,498
Washington Federal, Inc. (SG) (SB)               4,495        113,049          5,434        136,665             --             --
Webster Financial Corp.                         13,300        656,887         15,500        765,545             --             --
Wells Fargo & Co.                               54,400      3,243,872         77,595      4,626,990             --             --
West Coast Bancorp.                              8,200        170,806         10,000        208,300             --             --
Westamerica Bancorp.                             3,169        173,946          3,707        203,477             --             --
Westcorp                                        31,200      1,326,624         30,200      1,284,104         20,100        854,652
Westpac Banking Corp. (Australia)              187,077      2,401,749        126,087      1,618,742         28,008        359,575
Zions Bancorp.                                   5,420        330,837          8,170        498,697             --             --
                                                         ------------                  ------------                  ------------
                                                           96,087,648                    84,870,191                    18,235,773

Basic Materials                                                  4.4%                          2.6%                          1.5%
---------------------------------------------------------------------------------------------------------------------------------
A. Schulman, Inc.                               46,100      1,016,044         55,146      1,215,418         20,700        456,228
Acerinox SA (Spain)                             27,944        385,874         39,616        547,050          4,120         56,892
Aceto Corp.                                         --             --             --             --          1,700         24,480
Aggregate Industries PLC (United
Kingdom) (NON)                                 301,184        520,410        297,497        514,040         77,972        134,726
Air Liquide (France)                                --             --             --             --            253         39,680
Albany International Corp.                       6,347        189,204          7,300        217,613             --             --
Ameron International Corp.                      15,060        495,474         17,500        575,750             --             --
Anglo American Platinum Corp. (South
Africa)                                          8,657        363,942             --             --             --             --
Anglo American PLC (United Kingdom)            177,745      4,261,121             --             --             --             --
Arcelor (Luxembourg)                            65,948      1,218,586         74,180      1,370,697         17,360        320,778
Arch Chemicals, Inc.                             7,600        216,600          8,900        253,650             --             --
BASF AG (Germany)                               27,220      1,598,825         29,400      1,726,872          7,100        417,034
Bemis Co., Inc.                                  1,970         52,363          2,700         71,766             --             --
BHP Billiton PLC (United Kingdom)              203,091      2,136,737        201,041      2,115,168         40,079        421,674
BHP Billiton, Ltd. (Australia)                 188,309      1,958,051        199,381      2,073,179         48,790        507,322
BlueScope Steel, Ltd. (Australia)              112,631        709,538        129,801        817,703         25,877        163,017
Brady Corp.                                         --             --          1,450         70,717             --             --
Braskem SA (Brazil) (NON)                       11,800        393,058             --             --             --             --
Cabot Corp.                                      1,580         60,941          2,070         79,840             --             --
Carpenter Technology Corp.                      17,000        811,580         19,800        945,252             --             --
Cemex SA de CV ADR (Mexico)                     30,687        863,532             --             --             --             --
China Oriental Group Company, Ltd.
144A (Hong Kong) (NON)                          52,000         10,136             --             --             --             --
China Steel Corp. (Taiwan)                     237,015        240,784             --             --             --             --
Compagnie de Saint Gobain (France)              30,449      1,562,752         34,249      1,757,782          8,229        422,342
Companhia Siderurgica Nacional SA
(Brazil)                                        29,124        452,451             --             --             --             --
Companhia Vale do Rio Doce (CVRD) ADR
(Brazil) (NON)                                  56,486      1,269,240         32,100        721,287          7,400        166,278
Companhia Vale do Rio Doce (CVRD)
(Preference A)  ADR (Brazil)                    53,200      1,024,100             --             --             --             --
Corn Products International, Inc.
(SG) (SB)                                       17,016        784,438         20,060        924,766          8,300        382,630
CRH PLC (Ireland)                               86,873      2,076,669         83,097      1,986,405         17,110        409,009
Crown Holdings, Inc. (NON)                       6,410         66,087          8,360         86,192             --             --
Dow Chemical Co. (The)                          14,276        644,990         26,098      1,179,108             --             --
Durban Roodepoort Deep, Ltd. (South
Africa) (NON)                                  192,400        364,281             --             --             --             --
Eastman Chemical Co.                            12,410        590,096         16,320        776,016             --             --
Engelhard Corp.                                     --             --          1,280         36,288             --             --
FMC Corp. (NON)                                  1,970         95,683          2,700        131,139             --             --
Formosa Chemicals & Fibre Corp.
(Taiwan)                                       291,600        502,314             --             --             --             --
Formosa Plastics Corp. (Taiwan)                270,677        422,435             --             --             --             --
Georgia Gulf Corp.                              60,646      2,704,205         61,201      2,728,953         35,000      1,560,650
Georgia-Pacific Corp.                           10,490        377,116         15,200        546,440             --             --
Gerdau SA (Preference) ADR (Brazil)             35,280        576,828             --             --             --             --
Gibraltar Steel Corp.                           11,300        408,608         13,800        499,008             --             --
GMK Norilsk Nickel ADR (Russia)                  7,000        444,500             --             --             --             --
Harmony Gold Mining Co., Ltd. ADR
(South Africa)                                  55,626        757,626             --             --             --             --
Henkel KGaA (Germany)                            1,478        102,873             --             --             --             --
Hindalco Industries, Inc. (India)               15,026        440,741             --             --             --             --
Holcim, Ltd. (Switzerland)                       8,722        460,101          8,809        464,690          1,285         67,786
Impala Platinum Holdings, Ltd. (South
Africa)                                         13,474      1,080,836             --             --             --             --
Kadant, Inc. (NON)                              15,900        291,924         18,500        339,660             --             --
Lafarge SA (France)                             13,231      1,157,512         12,355      1,080,875          2,463        215,475
Louisiana-Pacific Corp.                         78,150      2,027,993         86,839      2,253,472         52,400      1,359,780
MacDermid, Inc.                                 18,400        532,864         22,000        637,120             --             --
Metal Management, Inc. (NON)                        --             --          3,700         67,266             --             --
Monsanto Co.                                     5,620        204,680          7,470        272,057             --             --
Nan Ya Plastic Corp. (Taiwan)                  499,302        727,781             --             --             --             --
NewMarket Corp. (SB) (NON)                      29,300        611,784         34,000        709,920         16,600        346,608
Nippon Shokubai Co., Ltd. (Japan)               37,000        276,325         42,000        313,666          6,000         44,809
Nucor Corp.                                      3,250        296,953          4,300        392,891             --             --
Octel Corp. (United Kingdom)                     9,500        201,780         13,000        276,120          9,371        199,040
Olympic Steel, Inc. (SG) (SB) (SC)
(NON)                                           18,600        351,540         21,700        410,130          8,970        169,533
OM Group, Inc. (NON)                            21,900        800,664         27,852      1,018,269          8,463        309,407
Orica, Ltd. (Australia)                         52,229        654,269         52,242        654,432         14,202        177,907
Phelps Dodge Corp.                               3,530        324,866          4,600        423,338             --             --
Pohang Iron & Steel Co., Ltd. (South
Korea)                                           4,510        671,994          1,820        271,182            270         40,230
Polymer Group, Inc. Class A (NON)                1,090         12,099             --             --            545          6,050
POSCO ADR (South Korea)                         13,166        498,333             --             --             --             --
Potlatch Corp.                                  13,370        625,850         15,500        725,555             --             --
PPG Industries, Inc.                            55,420      3,396,138         59,250      3,630,840         25,200      1,544,256
Rayonier, Inc.                                   1,820         82,337          2,400        108,576             --             --
Reliance Industries, Ltd. (India)              126,547      1,427,131             --             --             --             --
Rinker Group, Ltd. (Australia)                 169,838      1,061,315        146,768        917,151         28,803        179,989
Rohm & Haas Co.                                  5,330        229,030          7,020        301,649             --             --
RPM, Inc.                                        8,880        156,732         11,700        206,505             --             --
Sappi, Ltd. (South Africa)                      45,631        645,322             --             --             --             --
Shiloh Industries, Inc. (NON)                       --             --             --             --          7,900        109,810
Siam Cement PCL (Thailand)                     141,100        811,155             --             --             --             --
Sigma-Adrich Corp.                               1,680         97,440          2,350        136,300             --             --
Silgan Holdings, Inc.                           12,800        592,640         16,700        773,210             --             --
Sonoco Products Co.                                  1             26             --             --             --             --
Southern Peru Copper Corp.                      45,600      2,355,696         45,700      2,360,862         29,300      1,513,638
Ssab Svenskt Stal AB Class A (Sweden)           22,800        432,328         26,200        496,798          3,800         72,055
Sterling Chemicals, Inc. (NON)                     125          2,875             --             --             34            782
Sumitomo Chemical Co., Ltd. (Japan)             24,000        113,684             --             --             --             --
Temple Inland, Inc.                              2,080        139,672          2,700        181,305             --             --
Terra Industries, Inc. (SG) (SC) (NON)         124,400      1,077,304        128,200      1,110,212         99,100        858,206
Tredegar Corp.                                  13,900        252,980         16,500        300,300             --             --
United States Steel Corp.                       19,190        721,928         25,190        947,648             --             --
W.R. Grace & Co. (NON)                              --             --          7,200         68,040             --             --
Worthington Industries , Inc.                   10,970        234,210         14,400        307,440             --             --
Yara International ASA (Norway) (NON)            4,259         45,256             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           58,856,180                    46,125,578                    12,698,101

Broadcasting                                                     0.5%                          0.3%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Antena 3 Television SA (Spain) (NON)               200         11,901            268         15,948             39          2,321
Gestevision Telecinco SA (Spain) (NON)          16,148        291,966             --             --             --             --
Grupo Televisa SA de CV ADR (Mexico)            14,280        752,984             --             --             --             --
ITV PLC (United Kingdom)                         1,351          2,634             --             --             --             --
ITV PLC (United Kingdom)  (Convertible
Shares) (NON)                                      127             97             --             --             --             --
Mediaset SpA (Italy)                           133,367      1,513,722        104,359      1,184,480         23,200        263,321
News Corp., Ltd. (The) (Australia)              17,429        143,998             --             --             --             --
News Corp., Ltd. (The) ADR (Australia)
(SG) (SB)                                       12,863        422,807         16,400        539,068          2,400         78,888
Publishing & Broadcasting, Ltd.
(Australia)                                    129,705      1,286,696        124,769      1,237,730         24,874        246,754
Societe Television Francaise
I (France)                                          88          2,496            158          4,481             23            652
UnitedGlobalCom, Inc. Class A (NON)             10,550         78,809         13,940        104,132             --             --
Viacom, Inc. Class B                            52,067      1,747,369         71,329      2,393,801             --             --
                                                         ------------                  ------------                  ------------
                                                            6,255,479                     5,479,640                       591,936

Building Materials                                               0.8%                          0.7%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc. (NON)              19,920        775,087         26,260      1,021,777             --             --
Asahi Chemical Industry Co., Ltd.
(Japan)                                        133,000        574,483        159,000        686,788         31,000        133,902
Asahi Glass Co., Ltd. (Japan)                   67,000        609,809         79,000        719,029         16,000        145,626
Assa Abloy AB Class B (Sweden)                     600          7,523          1,000         12,538            200          2,508
Boral, Ltd. (Australia)                         62,171        310,174        134,381        670,433         10,582         52,794
BPB PLC (United Kingdom)                       107,265        830,639             --             --             --             --
Central Glass Co., Ltd. (Japan)                 34,000        249,292         40,000        293,285          6,000         43,993
CSR, Ltd. (Australia)                          115,603        205,085        134,908        239,333         19,676         34,906
Lafarge North America, Inc.                     34,480      1,616,767         33,710      1,580,662         21,300        998,757
Lennox International, Inc. (SB)                  7,011        104,744          8,400        125,496             --             --
Masco Corp.                                     70,850      2,446,451         92,400      3,190,572         19,900        687,147
NCI Building Systems, Inc. (NON)                23,478        748,948         28,100        896,390          7,700        245,630
Sherwin Williams Co.                            15,040        661,158         19,830        871,727             --             --
Stanley Works (The)                              6,480        275,594          8,500        361,505             --             --
Tostem Inax Holding Corp. (Japan)                  240          4,388             --             --             --             --
Toto, Ltd. (Japan)                              23,000        199,737             --             --             --             --
USG Corp. (SG) (SB) (NON)                       38,656        704,699         44,100        803,943         18,800        342,724
Vulcan Materials Co.                             4,830        246,089          8,018        408,517             --             --
                                                         ------------                  ------------                  ------------
                                                           10,570,667                    11,881,995                     2,687,987

Capital Goods                                                    4.8%                          3.7%                          2.4%
---------------------------------------------------------------------------------------------------------------------------------
3M Co.                                          35,080      2,805,348         41,210      3,295,564          9,200        735,724
Actividades de Construccion
y Servicios SA (Spain)                          17,284        314,866         20,285        369,536          2,956         53,850
Acuity Brands, Inc.                             65,200      1,549,804         71,813      1,706,995         23,300        553,841
American Ecology Corp.                              --             --             --             --          5,631         54,626
Applied Industrial Technologies, Inc.           19,570        699,432         22,700        811,298             --             --
Ball Corp.                                      24,180        905,057         28,120      1,052,532         10,000        374,300
BEI Technologies, Inc.                              --             --             --             --          2,600         71,240
Boeing Co. (The)                                97,230      5,019,013        108,300      5,590,446         39,900      2,059,638
Bouygues SA (France)                            25,089        940,897         30,748      1,153,123          6,129        229,852
Briggs & Stratton Corp.                          5,500        446,600          8,656        702,867          3,600        292,320
Brother Industries, Ltd. (Japan)                45,000        373,639         50,000        415,154          8,000         66,425
Canon, Inc. (Japan)                             73,600      3,459,601         69,900      3,285,681         14,400        676,878
Daelim Industrial Co. (South Korea)              8,830        379,744             --             --             --             --
Daito Trust Construction Co., Ltd.
(Japan)                                         14,800        598,984         13,600        550,417          3,400        137,604
Dover Corp.                                     12,642        491,395         16,710        649,518             --             --
DRS Technologies, Inc. (NON)                    13,400        501,696         16,300        610,272             --             --
Eagle Materials, Inc. (SB)                       9,700        691,610         11,600        827,080          6,000        427,800
Eaton Corp.                                      2,660        168,671          3,410        216,228             --             --
Emerson Electric Co.                            17,300      1,070,697         16,800      1,039,752         11,200        693,168
Ennis, Inc.                                         --             --             --             --          1,900         40,698
EnPro Industries, Inc. (NON)                    29,900        721,786         28,900        697,646         19,200        463,488
European Aeronautic Defense and Space
Co. (Netherlands)                               37,403        990,715         36,964        979,087          6,661        176,434
Flowserve Corp. (NON)                           16,960        410,093         26,334        636,756             --             --
Franklin Electric Co., Inc.                     12,800        506,880         15,600        617,760             --             --
Gamesa Corporacion Tecnologica SA
(Spain)                                         17,348        254,420             --             --             --             --
Gamuda Berhad (Malaysia)                       219,000        291,039             --             --             --             --
Gehl, Co. (NON)                                     --             --             --             --          2,400         47,400
General Dynamics Corp.                           8,350        852,535         10,990      1,122,079             --             --
Global Imaging Systems, Inc. (SG) (SB)
(NON)                                           21,300        662,004         28,732        892,991             --             --
Goodrich Corp.                                   3,500        109,760          4,630        145,197             --             --
Griffon Corp. (NON)                              8,120        171,332          9,340        197,074             --             --
Hubbell, Inc. Class B                               --             --          1,960         87,867             --             --
Hyundai Mobis (South Korea)                     19,590        987,159             --             --             --             --
Ingersoll-Rand Co. Class A (Bermuda)            11,050        751,069         14,570        990,323             --             --
Innovative Solutions & Support, Inc.
(NON)                                           23,800        583,814         23,000        564,190         15,300        375,309
Invensys, PLC  (United Kingdom) (NON)           12,811          2,608         22,852          4,651          3,333            678
Kennametal, Inc.                                 1,280         57,792          1,710         77,207             --             --
Kone OYJ Class B (Finland)                       6,800        409,546          7,540        454,114            840         50,591
L-3 Communications Holdings, Inc.                1,420         95,140          1,910        127,970             --             --
Lincoln Electric Holdings, Inc.                 70,400      2,207,744         73,900      2,317,504         30,400        953,344
Linde AG (Germany)                               2,400        138,168          2,700        155,439            400         23,028
Lockheed Martin Corp.                           34,240      1,909,907         45,400      2,532,412             --             --
MAN AG (Germany)                                19,800        676,160         22,300        761,534          4,600        157,088
Manitowoc Co., Inc. (The)                       22,798        808,417         26,400        936,144         11,135        394,847
Matthews International Corp.                        --             --             --             --          8,900        301,532
Michael Baker Corp. (NON)                           --             --             --             --          4,600         72,220
Middleby Corp.                                  12,900        679,185         12,500        658,125         11,000        579,150
MSC Industrial Direct Co., Inc.  Class
A                                                4,930        168,014          6,570        223,906             --             --
NACCO Industries, Inc. Class A                   2,450        211,068          2,780        239,497             --             --
Noble International, Ltd.                           --             --             --             --          1,600         29,232
Nordson Corp.                                   48,500      1,665,005         46,900      1,610,077         36,546      1,254,624
Northrop Grumman Corp.                          13,564        723,368         17,860        952,474             --             --
Owens-Illinois, Inc. (NON)                       3,850         61,600          5,130         82,080             --             --
Parker-Hannifin Corp.                            2,470        145,384          3,240        190,706             --             --
Pentair, Inc.                                    2,760         96,352          3,690        128,818             --             --
Perini Corp. (NON)                              54,400        775,744         63,600        906,936         29,000        413,540
Pitney Bowes, Inc.                              15,200        670,320         14,700        648,270          9,800        432,180
Precision Castparts Corp. (SG)                   6,200        372,310          7,600        456,380             --             --
Raytheon Co.                                        --             --          2,549         96,811             --             --
Republic Services, Inc.                         17,700        526,752         17,100        508,896         11,400        339,264
Ricoh Co., Ltd. (Japan)                         16,000        301,270             --             --             --             --
Rockwell Automation, Inc.                       40,600      1,571,220         39,200      1,517,040         26,100      1,010,070
Saipem SpA (Italy)                              20,500        230,385             --             --             --             --
Scansource, Inc. (NON)                          10,900        695,420         13,300        848,540             --             --
Schindler Holding AG (Switzerland)               2,309        656,649          2,598        738,837            652        185,420
Siemens AG (Germany)                            34,527      2,529,662         34,473      2,525,706          7,724        565,908
Skanska AB Class B (Sweden)                     14,400        149,880         16,400        170,697          2,400         24,980
SKF AB Class B (Sweden)                         21,800        828,231         13,500        512,895          2,000         75,985
Standard Register Co. (The)                     13,400        140,700         15,600        163,800             --             --
Taylor Woodrow PLC (United Kingdom)             89,421        425,911         60,737        289,289         18,201         86,691
Tecumseh Products Co. Class A                    9,400        393,578          9,100        381,017          6,100        255,407
Teledyne Technologies, Inc. (NON)               20,000        500,800         24,400        610,976             --             --
Terex Corp. (NON)                               43,400      1,883,560         47,117      2,044,878         28,100      1,219,540
TETRA Technologies, Inc. (NON)                  10,300        319,815         12,200        378,810          7,900        245,295
Thomas & Betts Corp. (NON)                      22,400        600,768         27,300        732,186             --             --
ThyssenKrupp AG (Germany)                       30,201        585,806         42,000        814,670          7,000        135,778
Timken Co.                                       6,120        150,674          8,110        199,668             --             --
Titan International, Inc. (SC)                      --             --             --             --         26,400        253,440
Tomkins PLC (United Kingdom)                   156,282        749,317        182,947        877,166         36,472        174,870
Tong Yang Industry (Taiwan)                    261,633        396,764             --             --             --             --
Toro Co. (The)                                  49,470      3,378,801         55,610      3,798,163         22,500      1,536,750
United Defense Industries, Inc. (NON)            4,240        169,558          5,580        223,144             --             --
United Industrial Corp.                         43,800      1,440,582         42,300      1,391,247         32,800      1,078,792
United Stationers, Inc. (NON)  (SG)
(SB)                                             6,800        295,120          8,000        347,200             --             --
United Technologies Corp.                        7,200        672,336         11,523      1,076,018             --             --
URS Corp. (NON)                                 14,900        397,532         17,400        464,232             --             --
VA Technologie AG (Austria) (NON)                9,753        575,286         11,294        666,182          2,251        132,776
Vinci SA (France)                               13,952      1,605,216         11,976      1,377,872          2,388        274,746
Watsco, Inc.                                    14,000        420,420         16,200        486,486             --             --
Wolseley PLC (United Kingdom)                   60,661      1,035,529         51,353        876,634         10,238        174,770
York International Corp.                        10,300        325,377         14,750        465,953             --             --
YTL Corp. Berhad (Malaysia)                    386,000        446,947             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           63,983,358                    67,256,690                    19,963,131

Commercial and Consumer Services                                 0.7%                          0.6%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
4Kids Entertainment, Inc. (NON)                 14,500        292,900         14,000        282,800          9,300        187,860
Administaff, Inc. (NON)  (SG) (SB)
(SC)                                            30,538        357,295         48,545        567,977         32,798        383,737
Bowne & Co.                                     24,900        323,451         30,300        393,597             --             --
Brink's Co. (The)                               37,420      1,128,961         49,998      1,508,440          5,900        178,003
Catalina Marketing Corp. (SG)                   13,700        316,196         14,100        325,428          5,600        129,248
Consolidated Graphics, Inc. (NON)                7,300        305,870          8,400        351,960          8,407        352,253
Deluxe Corp.                                     1,280         52,506          1,710         70,144             --             --
eBay, Inc. (NON)                                 9,340        858,720         12,250      1,126,265             --             --
HealthExtras, Inc. (NON)                        36,200        504,628         34,900        486,506         23,300        324,802
HUB Group, Inc. Class A (NON)                       --             --             --             --          7,461        277,922
Integrated Electrical Service, Inc.
(NON)                                           40,400        194,324         46,300        222,703             --             --
John H. Harland Co.                             27,200        852,720         26,300        824,505         23,600        739,860
Manpower, Inc.                                      --             --          4,512        200,739             --             --
PDI, Inc. (NON)                                 20,500        553,295         24,611        664,251         24,500        661,255
Robert Half International, Inc.                  9,760        251,515         12,900        332,433             --             --
SECOM Co., Ltd. (Japan)                          7,500        260,662          8,000        278,040          2,000         69,510
SGS Societe Generale Surveillance
Holding SA (Switzerland)                           485        266,142             --             --             --             --
Tech Data Corp. (NON)                            2,370         91,364          5,460        210,483             --             --
TeleTech Holdings, Inc. (NON)                  108,100      1,020,464        119,300      1,126,192         31,700        299,248
Washington Group International, Inc.
(NON)                                            2,906        100,606             --             --          1,401         48,503
West Corp. (NON)                                    --             --             --             --          9,000        262,170
Yahoo!, Inc. (NON)                              31,240      1,059,348         41,250      1,398,788             --             --
                                                         ------------                  ------------                  ------------
                                                            8,790,967                    10,371,251                     3,914,371

Communication Services                                           3.8%                          2.4%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. (NON)                               848         20,352             --             --            429         10,296
Advanced Info Service Public Co., Ltd.
(Thailand)                                     133,000        321,256             --             --             --             --
America Movil SA de CV ADR Ser. L
(Mexico)                                        57,330      2,237,590             --             --             --             --
AT&T Corp.                                          --             --          9,982        142,942             --             --
BellSouth Corp.                                158,400      4,295,808        181,764      4,929,440         79,400      2,153,328
Birch Telecom, Inc. (NON)                          664              7             --             --            585              6
Boston Communications Group (NON)               30,900        270,993         37,700        330,629             --             --
Brasil Telecom Paricipacoes SA ADR
(Brazil)                                        25,400        822,960             --             --             --             --
Brightpoint, Inc. (NON)                             --             --             --             --         18,195        312,954
BT Group PLC (United Kingdom)                   75,777        246,443         87,936        285,987         12,876         41,876
CenturyTel, Inc.                                 6,120        209,549          8,110        277,686             --             --
China Mobile, Ltd. (Hong Kong)                 559,000      1,699,023             --             --             --             --
China Telecom Corp., Ltd.  (China)           3,930,000      1,272,603             --             --             --             --
China Telecom Corp., Ltd.  ADR (China)           8,221        265,538          9,357        302,231          1,438         46,447
Comcast Corp. Class A (Special) (SG)
(SB) (NON)                                      22,240        620,941         30,840        861,053             --             --
Commonwealth Telephone Enterprises,
Inc. (NON)                                      17,800        775,190         21,400        931,970          4,700        204,685
Covad Communications Group, Inc. (NON)
(SG) (SC)                                        7,625         12,810             --             --          5,190          8,719
Deutsche Telekom AG ADR (Germany) (SG)
(SB) (NON)                                      61,600      1,149,456         73,900      1,378,974         14,800        276,168
Earthlink, Inc. (NON)                          162,374      1,672,452        207,028      2,132,388         38,221        393,676
Echostar Communications Corp. Class A
(NON)                                            3,490        108,609          6,140        191,077             --             --
France Telecom SA (France)                      21,524        536,174         30,679        764,229          6,453        160,748
Globix Corp. (NON)                               9,289         30,189             --             --          4,816         15,652
iPCS Escrow, Inc. (NON)                        300,000            300             --             --        155,000            155
iPCS, Inc. (NON)                                 8,548        156,001             --             --          4,416         80,592
KDDI Corp. (Japan)                                 129        626,270            147        713,657             38        184,483
Koninklijke (Royal) KPN
NV (Netherlands)                               196,234      1,469,411        170,814      1,279,064         35,184        263,460
KT Corp. ADR (South Korea)                      13,320        240,692             --             --             --             --
Leucadia National Corp.                            173          9,800             --             --             83          4,702
Metrocall Holdings, Inc. (NON)                      --             --          1,200         77,820             --             --
mmO2 PLC (United Kingdom) (NON)                154,298        274,286             --             --             --             --
MTN Group, Ltd. (South Africa)                 208,541        993,390             --             --             --             --
Nextel Communications, Inc. Class A
(NON)                                           30,180        719,491         39,900        951,216             --             --
NII Holdings, Inc. (SG) (NON)                   11,400        469,794         13,900        572,819             --             --
Nippon Telegraph & Telephone Corp.
(Japan)                                            359      1,430,136            380      1,513,793             87        346,579
North Pittsburgh Systems, Inc.                      --             --             --             --          4,023         83,316
NTT DoCoMo, Inc. (Japan)                           648      1,099,601            691      1,172,568            167        283,385
NTT DoCoMo, Inc. ADR (Japan)                     2,118         36,006             --             --             --             --
Orascom Telecom Holding SAE 144A
(Egypt) (NON)                                   25,400        373,380             --             --             --             --
Pac-West Telecomm, Inc. (NON)                       --             --             --             --         23,983         21,585
Portugal Telecom SGPS SA (Portugal)             89,509        985,921         71,290        785,243         14,275        157,236
PT Telekomunikasi (Indonesia)                1,594,000        722,567             --             --             --             --
SBC Communications, Inc.                        54,195      1,406,360         71,620      1,858,539             --             --
Sprint Corp. (FON Group)                        18,060        363,548         23,720        477,484             --             --
Swisscom AG (Switzerland)                          731        253,563             15          5,203              2            694
Tele Norte Leste Participacoes SA ADR
(Brazil)                                        89,388      1,182,603             --             --             --             --
Telecom Italia Mobile SpA (Italy)              266,246      1,434,909        239,500      1,290,764         49,250        265,429
Telecom Italia SpA (Italy)                     419,924      1,295,832        725,503      2,238,810        175,719        542,247
Telecom Italia RNC (Italy)                     306,814        702,948             --             --             --             --
Telefonica SA (Spain)                           59,294        887,257         67,993      1,017,426         15,786        236,217
Telefonica SA ADR (Spain)                        2,506        112,745             --             --             --             --
Telefonos de Mexico SA de CV (Telmex)
ADR Class L (Mexico)                            43,866      1,415,556             --             --             --             --
Telekom Malaysia Berhad (Malaysia)             187,200        551,747             --             --             --             --
Telekomunikacja Polska SA GDR (Poland)          93,577        404,702             --             --             --             --
Telemar Norte Leste SA
(Preference) (Brazil)                           22,787        402,639             --             --             --             --
Telenor ASA (Norway)                            56,200        428,048         65,800        501,167          9,600         73,119
US UnWired, Inc. (NON)                              --             --             --             --          8,800         23,584
Verizon Communications, Inc.                   210,566      8,292,089        253,753      9,992,793         73,700      2,902,306
Vimpel-Communications ADR (Russia)
(NON)                                            3,800        413,440             --             --             --             --
Vodafone Group PLC (United Kingdom)          2,212,881      5,294,980      2,527,713      6,048,310        532,336      1,273,773
Vodafone Group PLC ADR (United
Kingdom)                                         5,100        122,961             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           51,140,916                    43,025,282                    10,367,417

Communications Equipment                                         1.7%                          1.5%                          0.8%
---------------------------------------------------------------------------------------------------------------------------------
Aspect Communications Corp. (NON)              177,200      1,759,596        250,200      2,484,486         74,209        736,895
C-COR.net Corp. (NON)                           19,700        166,465         22,600        190,970             --             --
Cisco Systems, Inc. (NON) (SEG)                480,970      8,705,557        554,876     10,043,256        168,500      3,049,850
Coinstar, Inc. (NON) (SC)                       29,242        681,339         34,370        800,821         16,700        389,110
Digi International, Inc. (NON)                  28,900        330,327         35,200        402,336         28,000        320,040
Harris Corp.                                    21,040      1,155,938         26,040      1,430,638             --             --
Inter-Tel, Inc.                                  6,880        148,746          8,060        174,257             --             --
Nokia OYJ (Finland)                            176,684      2,431,021        140,914      1,938,856         30,612        421,195
Nokia OYJ ADR (Finland)                          2,800         38,416             --             --             --             --
PTEK Holdings, Inc. (NON)                       68,000        582,760         82,900        710,453         27,100        232,247
Qualcomm, Inc.                                 123,990      4,840,570        157,600      6,152,704         25,000        976,000
Scientific-Atlanta, Inc.                         5,670        146,966          7,510        194,659             --             --
SeaChange International, Inc. (NON)                 --             --             --             --          5,500         87,945
Telefonaktiebolaget LM Ericsson AB
Class B  (Sweden) (NON)                        669,998      2,080,568        683,443      2,122,319        166,110        515,827
Viasat, Inc. (SB) (NON)                         12,100        243,210         14,100        283,410             --             --
Westell Technologies, Inc. Class A
(NON)                                               --             --         17,200         88,924             --             --
                                                         ------------                  ------------                  ------------
                                                           23,311,479                    27,018,089                     6,729,109

Computers                                                        1.2%                          1.1%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Advantech Co., Ltd. (Taiwan)                   117,000        239,443             --             --             --             --
Anixter International, Inc. (SG) (SB)           29,060      1,019,715         34,840      1,222,536             --             --
Catapult Communications  Corp. (NON)            19,000        357,960         23,200        437,088             --             --
Checkpoint Systems, Inc. (NON)                      --             --             --             --         13,700        213,309
Dell, Inc. (NON)                                34,970      1,244,932         47,400      1,687,440             --             --
EMC Corp. (NON)                                117,950      1,361,143        158,790      1,832,437             --             --
Hewlett-Packard Co.                            100,953      1,892,869        146,191      2,741,081             --             --
Hitachi, Ltd. (Japan)                          167,000      1,009,274        208,000      1,257,060         42,000        253,829
Hutchinson Technology, Inc. (NON)                5,720        152,896          6,900        184,437             --             --
IBM Corp.                                       36,550      3,133,797         53,403      4,578,773             --             --
Intergraph Corp. (NON)                          27,800        755,326         33,900        921,063             --             --
j2 Global Communications, Inc. (SG)
(SB) (NON)                                      13,500        426,465         16,500        521,235             --             --
Lenovo Group, Ltd. (China)                   1,100,000        370,306             --             --             --             --
Lexmark International, Inc. (NON)                5,770        484,738          8,944        751,385             --             --
M-Systems Flash Disk Pioneers (Israel)
(SG) (NON)                                      16,085        265,724             --             --             --             --
Micros Systems, Inc. (NON)                          --             --          1,700         85,119             --             --
Mitsubishi Electric Corp. (Japan)               92,000        436,624        107,000        507,813         16,000         75,935
NCR Corp. (NON)                                  7,990        396,224         12,387        614,271             --             --
Netgear, Inc. (SG) (SB) (NON)                   26,400        322,608         32,200        393,484             --             --
Pomeroy Computer Resources, Inc. (NON)          34,200        432,972         39,600        501,336             --             --
RadiSys Corp. (NON)                             52,300        729,585         53,300        743,535         33,700        470,115
Satyam Computer Services., Ltd.
(India)                                         71,655        588,522             --             --             --             --
Transact Technologies, Inc. (NON)               23,200        599,720         22,400        579,040         22,448        580,281
Universal Electronics, Inc. (NON)                   --             --             --             --          4,800         80,544
Zyxel Communications Corp. (Taiwan)            169,232        361,287             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           16,582,130                    19,559,133                     1,674,013

Conglomerates                                                    1.6%                          1.5%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
AMETEK, Inc.                                    12,770        387,186         15,900        482,088             --             --
Anadolu Efes Biracilik Ve Malt Sanayii
AS (Turkey)                                 10,327,243        158,035             --             --             --             --
Berkshire Hathaway, Inc. Class B (NON)              57        163,647             73        209,583             --             --
China Merchants Holdings International
Co., Ltd. (Hong Kong)                          246,000        370,691             --             --             --             --
Danaher Corp.                                   23,240      1,191,747         30,630      1,570,706             --             --
General Electric Co. (SEG)                     314,070     10,546,471        420,678     14,126,367         39,000      1,309,620
Harman International Industries, Inc.            2,470        266,143          3,240        349,110             --             --
Harsco Corp.                                     1,870         83,963          2,520        113,148             --             --
Hutchison Whampoa, Ltd. (Hong Kong)             25,000        195,573         45,000        352,031          7,000         54,760
Itochu Corp. (Japan)                           261,000      1,113,158        256,000      1,091,833         60,000        255,898
ITT Industries, Inc.                             1,280        102,387          1,710        136,783             --             --
Lagardere SCA (France)                           8,438        523,287          9,524        590,636          2,921        181,147
Marubeni Corp. (Japan)                         419,000      1,110,236        417,000      1,104,936        100,000        264,973
Mitsubishi Corp. (Japan)                        87,500        945,667        102,000      1,102,378         21,000        226,960
Samsung Corp. (South Korea)                     29,440        409,244             --             --             --             --
Sumitomo Corp. (Japan)                          65,000        483,666         76,000        565,517         23,000        171,143
Swire Pacific, Ltd. (Hong Kong)                188,500      1,311,445        197,000      1,370,582         47,000        326,992
Tyco International, Ltd. (Bermuda)              72,500      2,222,850         97,575      2,991,650             --             --
                                                         ------------                  ------------                  ------------
                                                           21,585,396                    26,157,348                     2,791,493

Consumer                                                         0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Eastman Kodak Co.                               22,600        728,172         31,200      1,005,264             --             --

Consumer Cyclicals                                               1.2%                          1.0%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.                         60,156      1,819,719         65,593      1,984,188         35,000      1,058,750
Black & Decker Manufacturing Co.                45,610      3,532,038         49,160      3,806,950         22,800      1,765,632
Cendant Corp.                                   82,730      1,786,968        114,961      2,483,158             --             --
Dana Corp.                                       6,510        115,162          8,640        152,842             --             --
Federated Department Stores, Inc.                6,140        278,940         12,640        574,235             --             --
GTECH Holdings Corp.                             4,870        123,308          6,640        168,125             --             --
Hooker Furniture Corp.                           7,000        193,410          8,500        234,855          7,000        193,410
Lear Corp.                                      11,040        601,128         14,940        813,483             --             --
LVMH Moet Hennessy Louis Vuitton SA
(France)                                         6,757        451,008          9,726        649,179          1,940        129,489
Nordstrom, Inc.                                 27,630      1,056,571         31,090      1,188,882          9,900        378,576
Penn National Gaming, Inc. (NON)                42,900      1,733,160         41,400      1,672,560         27,600      1,115,040
Pioneer Corp. (Japan)                           26,700        557,260         31,100        649,093          6,200        129,401
Ryland Group, Inc. (The) (SB)                    9,180        850,619         11,370      1,053,544             --             --
Saks, Inc. (NON)                                10,470        126,164         14,300        172,315             --             --
Sony Corp. (Japan)                              33,100      1,129,365         37,800      1,289,728          7,500        255,898
Swatch Group AG (The)  (Switzerland)            11,769        323,853             --             --             --             --
Swatch Group AG (The) Class
B (Switzerland)                                  7,008        945,965          9,005      1,215,527          1,793        242,026
Tenneco Automotive, Inc. (NON)                      --             --             --             --         14,000        183,400
                                                         ------------                  ------------                  ------------
                                                           15,624,638                    18,108,664                     5,451,622

Consumer Finance                                                 1.0%                          0.8%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Accredited Home Lenders Holding Co.
(NON)                                           13,200        508,464         12,800        493,056         10,000        385,200
Acom Co., Ltd. (Japan)                          10,860        672,098         12,640        782,258          2,510        155,338
Aiful Corp. (Japan)                              7,500        735,708          4,350        426,711            900         88,285
Cash America International, Inc.                18,400        450,064         21,700        530,782             --             --
CompuCredit Corp. (NON)                         18,500        344,470         24,516        456,488          9,009        167,748
Countrywide Financial Corp.                     63,500      2,501,265         82,820      3,262,280          9,200        362,388
Credit Saison Co., Ltd. (Japan)                 22,500        692,151             --             --             --             --
MBNA Corp.                                     185,080      4,664,016        224,307      5,652,536         71,200      1,794,240
Nelnet, Inc. Class A (NON)                      14,300        320,034         17,400        389,412             --             --
Portfolio Recovery Associates, Inc.
(SG) (SB) (NON)                                 13,900        408,521         16,900        496,691             --             --
Providian Financial Corp. (NON)                 14,800        229,992         20,600        320,124             --             --
Theta Group, Ltd. (Kenya)                      355,273        713,292             --             --             --             --
World Acceptance Corp. (SB) (NON)               54,800      1,274,100         69,032      1,604,994         15,358        357,074
                                                         ------------                  ------------                  ------------
                                                           13,514,175                    14,415,332                     3,310,273

Consumer Staples                                                 6.9%                          5.6%                          2.7%
---------------------------------------------------------------------------------------------------------------------------------
7-Eleven, Inc. (NON)                            43,080        860,738         74,175      1,482,017          6,200        123,876
Adolph Coors Co. Class B                        11,780        800,098         15,040      1,021,517             --             --
Alberto-Culver Co. Class B                       9,700        421,756         12,850        558,718             --             --
Altadis SA (Spain)                              33,458      1,138,419         35,377      1,203,714          8,350        284,111
Altria Group, Inc.                             107,540      5,058,682        134,534      6,328,479         25,300      1,190,112
AMC Entertainment, Inc. (NON)                       --             --          3,200         61,248             --             --
American Greetings Corp. Class A                13,300        334,096         15,700        394,384             --             --
Amorepacific Corp. (South Korea)                 2,760        533,536             --             --             --             --
Apollo Group, Inc. Class A (NON)                13,510        991,229         18,959      1,391,022             --             --
Archer Daniels Midland Co.                      30,818        523,290         42,141        715,554             --             --
Arden Group, Inc.                                   --             --             --             --            434         36,890
Avon Products, Inc.                              7,200        314,496          9,440        412,339             --             --
BAT Industries PLC (United Kingdom)             82,993      1,202,775         90,320      1,308,962         20,573        298,154
Black Box Corp.                                     --             --          1,629         60,192             --             --
Boots Group PLC (United Kingdom)                96,543      1,121,415         68,414        794,677         17,595        204,378
Boston Beer Co., Inc. Class A (NON)             24,000        604,800         24,900        627,480         15,500        390,600
Brinker International, Inc. (NON)                   --             --          7,100        221,165             --             --
Cal-Maine Foods, Inc. (SB)                      66,400        728,408         75,000        822,750         42,800        469,516
Career Education Corp. (NON)                    13,600        386,648         24,140        686,300             --             --
Carlsberg A/S Class B (Denmark)                  4,728        221,001             --             --             --             --
Carrefour Supermarche SA (France)                8,452        397,472          8,670        407,724          1,332         62,640
Casino Guichard Perrachon SA (France)            2,969        226,376          3,353        255,655            505         38,504
CBRL Group, Inc. (SG) (SB)                       5,900        212,872          6,900        248,952             --             --
CEC Entertainment, Inc. (SG) (NON)              16,350        600,863         19,950        733,163          4,700        172,725
Chiquita Brands International,  Inc.
(NON) (SG) (SB)                                 11,200        194,992         20,500        356,905         21,000        365,610
CKE Restaurants, Inc. (NON)                     32,300        356,915         39,500        436,475          4,700         51,935
Clorox Co.                                      52,600      2,803,580         50,800      2,707,640         33,900      1,806,870
Coca-Cola Co. (The)                             24,980      1,000,449         34,520      1,382,526             --             --
Coca-Cola Enterprises, Inc.                     34,230        646,947         45,160        853,524             --             --
Coca-Cola West Japan Co., Ltd. (Japan)          20,600        500,980         26,600        646,897          3,900         94,846
Coles Myer, Ltd. (Australia)                    74,568        504,850         84,149        569,717         12,682         85,861
Colruyt SA (Belgium)                             5,582        783,285             --             --             --             --
Colruyt SA (Rights) (Belgium) (NON)              5,723          7,604             --             --             --             --
Companhia de Bebidas das Americas
(AmBev) ADR (Brazil) (SG)                       54,341      1,217,238             --             --             --             --
Constellation Brands, Inc. Class A
(NON)                                           11,000        418,660         10,600        403,436          7,100        270,226
Costco Wholesale Corp.                          31,830      1,322,855         40,577      1,686,380          9,400        390,664
Darden Restaurants, Inc.                        69,220      1,614,210         69,010      1,609,313         40,600        946,792
Dean Foods Co. (NON)                            33,150        995,163         39,710      1,192,094          8,600        258,172
Delhaize Group (Belgium)                         2,572        163,368          2,904        184,456            437         27,757
Deutsche Post AG (Germany)                      21,677        420,198         27,600        535,012          4,000         77,538
Diageo PLC (United Kingdom)                     89,603      1,118,619         99,198      1,238,405         19,776        246,887
Energizer Holdings, Inc. (NON)                  41,700      1,922,370         45,970      2,119,217         15,900        732,990
Estee Lauder Cos., Inc. (The) Class A           23,460        980,628         33,060      1,381,908             --             --
Flowers Foods, Inc.                             20,400        527,340         23,700        612,645             --             --
Fuji Photo Film Cos., Ltd. (Japan)              20,000        656,987         24,000        788,385          4,000        131,397
Fyffes PLC (Ireland)                            61,461        136,617         69,389        154,239         10,432         23,188
Getty Images, Inc. (SG) (NON)                   18,180      1,005,354         20,470      1,131,991          4,800        265,440
Gillette Co. (The)                              15,890        663,249         28,492      1,189,256             --             --
Great Atlantic & Pacific Tea Co. (SB)
(NON)                                           23,459        143,100         37,648        229,653             --             --
Hasbro, Inc.                                        --             --             --             --         15,304        287,715
Hewitt Associates, Inc. Class A (NON)            2,760         73,030          3,690         97,637             --             --
Ihop Corp.                                      14,400        550,224         13,900        531,119          9,300        355,353
Ikon Office Solutions, Inc. (SG) (SB)           42,810        514,576         50,790        610,496             --             --
Interbrew SA (Belgium)                          18,954        631,735         17,174        572,408          4,400        146,652
Interstate Bakeries Corp. (SB)                  15,100         58,890         17,300         67,470             --             --
IOI Corp. Berhad (Malaysia)                    189,000        465,039             --             --             --             --
ITC, Ltd. (India)                                8,300        205,540             --             --             --             --
Jack in the Box, Inc. (NON)                     44,200      1,402,466         42,700      1,354,871         28,400        901,132
Japan Tobacco, Inc. (Japan)                        146      1,221,525            107        895,227             22        184,065
KAO Corp. (Japan)                               65,000      1,436,252         46,000      1,016,425         12,000        265,154
Katokichi Co., Ltd. (Japan)                      2,900         53,158             --             --             --             --
Kellogg Co.                                     56,100      2,393,226         54,200      2,312,172         36,100      1,540,026
Kikkoman Corp. (Japan)                          34,000        299,583         39,000        343,639          6,000         52,868
Kimberly-Clark Corp.                            51,060      3,297,965         50,370      3,253,398         31,100      2,008,749
Knology, Inc. (NON)                                149            618             --             --             66            274
Kroger Co. (NON)                                35,060        544,131         46,370        719,662             --             --
KT&G Corp. (South Korea)                         3,590         94,974             --             --             --             --
KT&G Corp. 144A GDR (South Korea) (SG)          26,910        354,943             --             --             --             --
Labor Ready, Inc. (SB) (NON)                    54,000        757,080         65,800        922,516             --             --
Lance, Inc.                                     23,800        384,370         27,600        445,740             --             --
Landry's Restaurants, Inc.                      19,800        540,342         19,100        521,239         12,700        346,583
Liberty Media Corp. Class A (NON)              200,030      1,744,262        206,530      1,800,942        104,600        912,112
Lone Star Steakhouse & Saloon, Inc.             12,900        333,207         17,071        440,944             --             --
McDonald's Corp.                                38,470      1,078,314         65,555      1,837,507             --             --
Nash Finch Co. (SG) (SB)                        36,700      1,154,215         44,200      1,390,090          6,300        198,135
Nature's Sunshine Products, Inc.                    --             --             --             --          9,800        148,666
NDCHealth Corp.                                 16,000        256,800         19,500        312,975             --             --
Nestle SA (Switzerland)                         13,471      3,086,362         14,674      3,361,984          3,343        765,920
Nutreco Holding NV (Netherlands)                35,699      1,117,142         41,520      1,299,300          9,272        290,152
Papa John's International, Inc.  (SG)
(NON)                                           10,000        306,800         11,600        355,888             --             --
Pepsi Bottling Group, Inc. (The)                49,080      1,332,522         69,040      1,874,436             --             --
PepsiAmericas, Inc.                             59,450      1,135,495         58,830      1,123,653         35,800        683,780
PepsiCo, Inc.                                   31,440      1,529,556         41,450      2,016,543             --             --
Pernod-Ricard SA (France)                        2,784        369,572             --             --             --             --
Procter & Gamble Co.                            92,810      5,022,877        127,820      6,917,618             --             --
PSF Group Holdings, Inc. 144A Class A
(NON)                                              162        242,850             --             --             42         62,790
PT Hanjaya Mandala Sampoerna Tbk
(Indonesia)                                    748,500        498,727             --             --             --             --
Rayovac Corp. (NON)                             19,200        505,920         23,400        616,590             --             --
Reckitt Benckiser PLC (United Kingdom)          59,849      1,466,176         50,733      1,242,853         12,740        312,104
Reynolds American, Inc.                         11,760        800,150         16,200      1,102,248             --             --
Rite Aid Corp. (NON)                            36,990        130,205         48,940        172,269             --             --
Royal Caribbean Cruises, Ltd.                    4,340        189,224          6,170        269,012             --             --
Ruby Tuesday, Inc.                               2,760         76,921          3,690        102,840             --             --
SABMiller PLC (United Kingdom)                  86,549      1,142,347         96,140      1,268,937         22,250        293,674
Sanderson Farms, Inc.                            9,300        311,085         13,413        448,665         10,600        354,570
Sara Lee Corp.                                  17,800        406,908         23,440        535,838             --             --
Scotts Co. (The) Class A (NON)                     890         57,094          1,270         81,471             --             --
Seaboard Corp.                                      --             --             --             --             90         52,736
Smart & Final, Inc. (NON)                       20,600        345,256         25,100        420,676         10,072        168,807
Smithfield Foods, Inc. (NON)                     4,830        120,750          6,390        159,750             --             --
Starbucks Corp. (NON)                            3,260        148,200          4,320        196,387             --             --
Supervalu, Inc.                                 44,040      1,213,302         52,390      1,443,345         10,700        294,785
Swedish Match AB (Sweden)                       28,000        296,243         23,000        243,343          6,000         63,481
Tate & Lyle PLC (United Kingdom)               129,543        904,715        145,600      1,016,856         35,504        247,956
Tesco PLC (United Kingdom)                     271,028      1,398,783        308,063      1,589,922         70,513        363,920
Time Warner, Inc. (NON)                        322,070      5,198,210        380,923      6,148,097        105,300      1,699,542
Toyo Suisan Kaisha, Ltd. (Japan)                19,000        247,414         22,000        286,479          3,000         39,065
Tyson Foods, Inc. Class A                       39,114        626,606         51,614        826,856             --             --
Unilever Indonesia Tbk PT (Indonesia)          670,500        238,026             --             --             --             --
Unilever NV (Netherlands)                        5,845        336,205          8,982        516,646          2,231        128,328
Unilever PLC (United Kingdom)                   26,953        219,325         30,440        247,700          9,326         75,889
UST, Inc.                                       13,800        555,588         13,300        535,458          8,900        358,314
VFB LLC (RES) (NON)                                 --             --             --             --        254,213         48,300
Wal-Mart de Mexico SA de CV Ser. V
(Mexico)                                       374,255      1,270,776             --             --             --             --
Weiss Markets, Inc.                              5,642        191,151          6,400        216,832             --             --
Whole Foods Market, Inc.                         1,380        118,390          2,030        174,154             --             --
Wimm-Bill-Dann Foods ADR (Russia)
(NON)                                           22,200        338,550             --             --             --             --
Woolworths, Ltd. (Australia)                   137,907      1,360,072        113,241      1,116,810         23,328        230,066
Yum! Brands, Inc.                               33,470      1,360,890         44,260      1,799,612             --             --
                                                         ------------                  ------------                  ------------
                                                           92,847,378                   100,321,631                    22,929,342

Distributors                                                      --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Hughes Supply, Inc.                              5,900        177,413          7,640        229,735             --             --

Electronics                                                      3.9%                          2.4%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Acer, Inc. (Taiwan)                            544,058        736,945             --             --             --             --
Agilysys, Inc.                                  77,076      1,332,644         79,298      1,371,062         54,800        947,492
ALPS Electric Co., Ltd. (Japan)                 30,000        357,441         34,000        405,100          5,000         59,574
Altera Corp. (NON)                                  --             --          3,545         69,376             --             --
Amphenol Corp. (NON)                             2,470         84,622          3,240        111,002             --             --
Analog Devices, Inc.                            12,430        482,035         18,194        705,563             --             --
Arrow Electronics, Inc. (SG) (SB)
(NON)                                           15,790        356,538         22,340        504,437             --             --
ASE Test, Ltd. (Taiwan) (NON)                   37,426        196,487             --             --             --             --
Atmel Corp. (NON)                                   --             --         10,856         39,299         88,459        320,222
AU Optronics Corp. (Taiwan)                    188,000        235,830             --             --             --             --
Avnet, Inc. (NON)                                   --             --         11,492        196,743             --             --
Badger Meter, Inc.                                  --             --             --             --            900         41,085
Barco NV (Belgium)                               5,971        513,103          8,225        706,795          1,640        140,929
Benchmark Electronics, Inc. (NON)               24,800        739,040         28,850        859,730             --             --
Broadcom Corp. Class A (NON)                     3,260         88,965          4,320        117,893             --             --
Cirrus Logic, Inc. (NON)                       132,600        632,502        178,220        850,109         45,500        217,035
Compal Electronics, Inc. (Taiwan)               44,229         43,890         60,010         59,551          5,358          5,317
CTS Corp. (SG) (SB)                             15,400        194,040         17,900        225,540             --             --
Cyberoptics Corp. (NON)                             --             --             --             --         11,300        174,472
Cypress Semiconductor Corp. (NON)               29,600        261,664         36,100        319,124             --             --
Diodes, Inc. (NON)                              21,600        556,416         26,300        677,488             --             --
Ditech Communications Corp. (NON)               76,800      1,719,552         74,100      1,659,099         49,400      1,106,066
Elcoteq Network Corp. Class
A (Finland)                                     14,800        275,680         17,250        321,316          2,500         46,568
ESS Technology (NON)                                --             --          7,200         49,320             --             --
FUNAI Electric Co., Ltd. (Japan)                 3,900        525,898          4,800        647,260            700         94,392
Hirose Electric Co., Ltd. (Japan)                5,300        483,348          6,000        547,187            900         82,078
Hon Hai Precision Industry Co., Ltd.
(Taiwan)                                       315,577      1,087,235             --             --             --             --
Hoya Corp. (Japan)                               4,900        513,566          5,700        597,414            800         83,848
Infineon Technologies AG (Germany)                  --             --             --             --          1,800         18,374
Intel Corp.                                    394,230      7,908,254        471,526      9,458,812        133,600      2,680,016
Jabil Circuit, Inc. (NON)                        6,810        156,630          8,990        206,770             --             --
Koninklijke (Royal)
Philips Electronics NV (Netherlands)            72,217      1,653,682         83,368      1,909,026         14,660        335,696
Kulicke & Soffa Industries, Inc. (NON)          60,300        340,695         73,500        415,275             --             --
Kyocera Corp. (Japan)                           11,500        808,757         13,900        977,541          2,700        189,882
LG Electronics, Inc. (South Korea)              32,740      1,883,048          5,260        302,530            810         46,587
Linear Technology Corp.                         14,550        527,292         19,210        696,170             --             --
Maxim Integrated Products, Inc.                 74,550      3,152,720         78,903      3,336,808         38,600      1,632,394
Micrel, Inc. (SB) (SC) (NON)                    27,569        286,993         32,860        342,073         30,731        319,910
Microchip Technology, Inc.                       2,510         67,368          3,370         90,451             --             --
Microsemi Corp. (SG) (NON)                      66,100        932,010         80,600      1,136,460             --             --
Murata Manufacturing Co., Ltd. (Japan)          20,300        976,316         22,800      1,096,552          5,300        254,900
National Semiconductor Corp.                     7,000        108,430          9,270        143,592             --             --
Nidec Corp. (Japan)                              2,000        202,178             --             --             --             --
Omron Corp. (Japan)                             40,800        901,525         46,000      1,016,425          9,400        207,704
Optical Communication Products, Inc.
(NON)                                               --             --             --             --         17,700         36,993
Park Electrochemical Corp.                      12,700        269,240         14,800        313,760         13,800        292,560
PerkinElmer, Inc.                                8,880        152,914         11,800        203,196             --             --
Perlos OYJ (Finland)                            46,550        589,619         47,000        595,319         12,500        158,330
Pixelworks, Inc. (NON)                          62,600        626,626         76,300        763,763             --             --
Planar Systems, Inc. (NON)                      11,415        127,962         13,100        146,851             --             --
PLX Technology, Inc. (NON)                      40,600        292,726         49,500        356,895             --             --
RF Micro Devices, Inc. (SG) (SB) (NON)          69,787        442,450         85,092        539,483             --             --
Rohm Co., Ltd. (Japan)                           7,600        764,138          7,900        794,301          1,600        160,871
Samsung Electronics Co., Ltd. (South
Korea)                                          18,520      7,369,383             --             --             --             --
Samsung Electronics Co.,
Ltd. (Preference) (South Korea)                  2,770        725,591             --             --             --             --
Samsung SDI Co., Ltd. (South Korea)              8,170        805,643             --             --             --             --
SanDisk Corp. (NON) (SG) (SB)                   22,650        659,568         30,200        879,424             --             --
Sanmina Corp. (NON)                                 --             --          7,924         55,864             --             --
Siliconix, Inc. (NON)                            5,700        204,231          6,700        240,061          4,700        168,401
Siliconware Precision Industries Co.
(Taiwan)                                       775,200        531,866             --             --             --             --
Skyworks Solutions, Inc. (NON)                  36,400        345,800         44,400        421,800             --             --
Standard Microsystems Corp. (NON)               28,600        500,786         38,912        681,349             --             --
Storage Technology Corp. (NON)                  28,790        727,235         39,824      1,005,954         12,139        306,631
Sumitomo Bakelite Co., Ltd. (Japan)             40,000        241,016             --             --          7,000         42,178
Taiwan Semiconductor Manufacturing
Co., Ltd. (Taiwan)                           1,897,384      2,419,220            293            374         15,213         19,397
Tandberg ASA (Norway)                           29,100        262,725         32,700        295,227          7,200         65,004
TDK Corp. (Japan)                                1,300         86,588             --             --             --             --
Technitrol, Inc. (NON)                              --             --             --             --         14,800        288,600
Tektronix, Inc.                                  4,260        141,645          5,800        192,850             --             --
Texas Instruments, Inc.                         39,940        849,923         60,325      1,283,716             --             --
Thomson Multimedia SA (France)                  44,879        939,620         54,113      1,132,950         10,788        225,866
Thomson SA (Rights) (France) (NON)              44,879              6         54,113              7          7,892              1
Uniden (Japan)                                   6,000        126,044          7,000        147,051          1,000         21,007
United Microelectronics Corp. (Taiwan)
(NON)                                          745,765        450,182             --             --             --             --
Venture Manufacturing,
Ltd. (Singapore)                                 9,000         88,220             --             --             --             --
W.W. Grainger, Inc.                              7,600        438,140         10,100        582,265             --             --
Xilinx, Inc.                                    11,050        298,350         14,570        393,390             --             --
                                                         ------------                  ------------                  ------------
                                                           52,800,796                    43,194,743                    10,790,380

Energy                                                           6.7%                          4.6%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp.                              16,180      1,440,020         21,420      1,906,380             --             --
Apache Corp.                                    35,750      1,791,433         47,000      2,355,170             --             --
BG Group PLC (United Kingdom)                   77,085        517,433         78,074        524,072         11,387         76,435
BJ Services Co.                                 11,260        590,137         14,700        770,427             --             --
BP PLC (United Kingdom)                        738,125      7,044,707        669,855      6,393,135        152,749      1,457,845
Burlington Resources, Inc.                      34,520      1,408,416         45,710      1,864,968             --             --
Cabot Oil & Gas Corp. Class A                   26,500      1,189,850         31,200      1,400,880          7,800        350,220
CAL Dive International, Inc. (NON)              36,800      1,310,816         37,500      1,335,750         24,700        879,814
Canadian Natural Resources, Ltd.
(Canada)                                        27,220      1,084,173         35,980      1,433,083             --             --
Canadian Natural Resources,
Ltd. (Toronto Exchange) (Canada)                12,530        500,091             --             --             --             --
Chesapeake Energy Corp.                         30,700        485,981         37,400        592,042             --             --
Chevron Texaco Corp.                           121,582      6,521,658        144,884      7,771,578         54,300      2,912,652
CNOOC, Ltd. (Hong Kong)                      2,326,000      1,215,560        792,000        413,897        134,000         70,028
Comstock Resources, Inc. (NON)                  21,800        456,056         25,500        533,460             --             --
ConocoPhillips                                  25,536      2,115,658         37,804      3,132,061             --             --
EnCana Corp. (Canada)                            6,200        285,916             --             --             --             --
ENI SpA (Italy)                                131,800      2,952,593        145,961      3,269,829         33,187        743,458
ExxonMobil Corp. (SEG)                         326,580     15,783,611        389,057     18,803,125        104,800      5,064,984
Frontier Oil Corp.                              35,200        831,072         34,000        802,740         28,700        677,607
Giant Industries, Inc. (NON)                    19,600        476,280         22,600        549,180          6,700        162,810
Holly Corp.                                     43,200      1,101,600         47,000      1,198,500         14,400        367,200
Houston Exploration Co. (NON)                   11,700        694,395         14,300        848,705             --             --
Lukoil (Russia)                                 19,024        589,744             --             --             --             --
Lukoil ADR (Russia)                             22,116      2,764,500             --             --             --             --
Marathon Oil Corp.                              22,930        946,550         30,260      1,249,133             --             --
Meridian Resource Corp. (NON)                   32,900        290,507         38,100        336,423         15,700        138,631
MOL Magyar Olaj- es Gazipari Right
(Hungary)                                        8,276        404,514             --             --             --             --
Newfield Exploration Co. (NON)                   4,100        251,084          5,550        339,882          2,000        122,480
Nippon Oil Corp. (Japan)                        51,000        321,642             --             --             --             --
Noble Energy, Inc.                               1,870        108,909          2,520        146,765             --             --
Norsk Hydro ASA (Norway)                        10,692        778,605         12,058        878,079          2,482        180,742
Norsk Hydro ASA ADR  (Norway)                    1,300         95,212             --             --             --             --
Occidental Petroleum Corp.                       9,080        507,844         11,970        669,482             --             --
Oil & Natural Gas Corp., Ltd. (India)           38,263        623,325             --             --             --             --
Patina Oil & Gas Corp.                              --             --          3,700        109,409             --             --
PetroChina Co., Ltd. (Hong Kong)             1,529,000        818,659             --             --             --             --
PetroKazakhstan, Inc. Class A (Toronto
Exchange) (Canada)                               1,467         49,750             --             --             --             --
PetroKazakhstan, Inc. Class A
(Canada)                                        20,600        705,962             --             --             --             --
Petroleo Brasileiro SA ADR (Brazil)
(SG) (SB)                                       70,930      2,500,283         18,300        645,075          4,500        158,625
Petroleo Brasileiro SA (Preference)
ADR (Brazil)                                    85,281      2,722,170             --             --             --             --
Petroleum Development Corp. (NON)                   --             --          2,500        109,550             --             --
Pogo Producing Co.                                  --             --             --             --          6,500        308,425
Polski Koncern Naftowy Orlen SA
(Poland)                                        63,223        617,451             --             --             --             --
PTT PCL (Thailand)                             215,400        894,899             --             --             --             --
Remington Oil & Gas Corp. (NON)                     --             --             --             --          4,900        128,625
Repsol YPF, SA (Spain)                          30,051        659,770         33,910        744,495          6,982        153,290
Royal Dutch Petroleum
Co. (Netherlands)                               10,971        564,978             --             --             --             --
Sasol, Ltd. (South Africa)                      81,069      1,509,863             --             --             --             --
Shell Transport & Trading Co. PLC
(United Kingdom)                               750,494      5,506,158        820,974      6,023,249        181,258      1,329,838
Southwestern Energy Co. (NON)                   23,261        976,729         28,100      1,179,919             --             --
Statoil ASA (Norway)                            51,815        743,096         58,400        837,534         12,000        172,096
Stone Energy Corp. (NON)                         4,000        175,040          4,900        214,424             --             --
Sunoco, Inc.                                    21,300      1,575,774         29,450      2,178,711             --             --
Superior Energy Services (NON)                  30,800        397,936         37,500        484,500             --             --
Surgutneftegaz (Russia)                        880,354        640,898             --             --             --             --
Tesoro Petroleum Corp. (NON)                    72,150      2,130,590         76,150      2,248,710         34,500      1,018,785
Total SA (France)                               23,224      4,729,688         23,392      4,763,902          5,115      1,041,696
Total SA 144A (France)                           1,184        241,128             --             --             --             --
Total SA Class B ADR (France)                    6,400        653,888          8,600        878,662          1,800        183,906
Unit Corp. (NON)                                    --             --          2,600         91,208             --             --
Valero Energy Corp.                              5,610        449,978          7,400        593,554             --             --
Veritas DGC, Inc. (NON)                         28,700        653,786         33,400        760,852          8,600        195,908
Vintage Petroleum, Inc.                         11,900        238,833         24,998        501,710          7,200        144,504
Vostok Nafta Investment, Ltd. (Sweden)
(NON)                                           96,500      1,703,846             --             --             --             --
XTO Energy, Inc.                                    --             --          2,000         64,960             --             --
Yanzhou Coal Mining Co., Ltd. (Hong
Kong)                                          590,000        764,210             --             --             --             --
YUKOS (Russia) (NON)                            79,228        317,704             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           90,422,959                    81,949,170                    18,040,604

Entertainment                                                    0.2%                          0.1%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Bluegreen Corp. (NON)                           40,900        455,217         39,500        439,635         26,300        292,719
Carmike Cinemas, Inc.                               --             --          1,300         45,773             --             --
Enterprise Inns PLC (United Kingdom)            17,765        183,211             --             --             --             --
Pixar, Inc. (NON)                               22,600      1,783,140         21,900      1,727,910         14,600      1,151,940
Regal Entertainment Group Class A                4,500         85,950          5,900        112,690             --             --
                                                         ------------                  ------------                  ------------
                                                            2,507,518                     2,326,008                     1,444,659

Financial                                                        4.4%                          3.9%                          1.6%
---------------------------------------------------------------------------------------------------------------------------------
ACE Cash Express, Inc. (NON)                        --             --          3,300         85,932             --             --
Advanta Corp. Class B                               --             --          2,903         70,224             --             --
AMRESCO Creditor Trust (RES) (NON) (R)         501,000            501             --             --        240,000            240
Bank of America Corp.                          247,646     10,730,501        295,694     12,812,421         82,400      3,570,392
Bank of New York Co., Inc. (The)                 2,970         86,635          3,940        114,930             --             --
Bear Stearns Cos., Inc. (The)                   10,310        991,513         13,640      1,311,759             --             --
Capital One Financial Corp.                     37,422      2,765,486         51,930      3,837,627             --             --
CharterMac                                      17,800        391,422         21,363        469,772         11,500        252,885
Citigroup, Inc. (SEG)                          298,853     13,185,394        367,837     16,228,968         87,700      3,869,324
Contifinancial Corp. Liquidating Trust
Units                                        1,878,703         37,574             --             --        500,683         10,014
Developers Diversified Realty Corp.
(R)                                              3,830        149,945          5,200        203,580             --             --
Dexia (Belgium)                                 17,299        321,369         19,786        367,571          2,886         53,614
Equity One, Inc. (R) (SB)                       16,800        329,616         19,400        380,628             --             --
Fannie Mae                                      31,320      1,985,688         42,700      2,707,180             --             --
Freddie Mac                                     39,010      2,545,012         51,500      3,359,860             --             --
Goldman Sachs Group, Inc. (The)                  3,460        322,610          4,490        418,648             --             --
Hartford Financial Services Group,
Inc. (The)                                       5,440        336,899          7,280        450,850             --             --
Hospitality Properties Trust                    48,540      2,062,465         47,800      2,031,022         30,000      1,274,700
iStar Financial, Inc.                            4,340        178,938          5,760        237,485             --             --
JPMorgan Chase & Co.                           147,722      5,868,995        180,581      7,174,483         49,100      1,950,743
Lehman Brothers Holdings, Inc.                  22,950      1,829,574         30,900      2,463,348             --             --
Man Group PLC (United Kingdom)                  29,778        640,602         33,577        722,328          5,060        108,854
Merrill Lynch & Co., Inc.                       13,770        684,644         18,380        913,854             --             --
Metlife, Inc.                                    7,590        293,354         10,100        390,365             --             --
Mitsubishi Tokyo Finance Group, Inc.
(Japan)                                            221      1,843,004            228      1,901,379             51        425,309
Moody's Corp.                                   34,400      2,519,800         33,200      2,431,900         22,100      1,618,825
Morgan Stanley Dean Witter & Co.                30,550      1,506,115         41,222      2,032,245             --             --
National Processing, Inc. (NON)                 20,600        546,312         25,100        665,652             --             --
New Century Financial Corp. (SG) (SB)
(SC)                                            18,920      1,139,362         26,550      1,598,841          6,400        385,408
Orix Corp. (Japan)                              11,400      1,168,966         11,200      1,148,457          2,300        235,844
Perpetual Trustees Australia, Ltd.
(Australia)                                      8,164        296,228             --             --             --             --
PMI Group, Inc. (The)                               --             --          1,609         65,293             --             --
Protective Life Corp.                            1,970         77,441          2,610        102,599          3,100        121,861
Shinhan Financial Group Co., Ltd.
(South Korea)                                   60,890      1,052,746             --             --             --             --
SLM Corp.                                       10,710        477,666         14,100        628,860             --             --
Student Loan Corp.                               1,460        206,955          1,770        250,898             --             --
Vornado Realty Trust (R)                         2,200        137,896          2,900        181,772             --             --
Wachovia Corp.                                  30,160      1,416,012         46,373      2,177,212             --             --
Washington Mutual, Inc.                             --             --          2,691        105,164             --             --
Western Sierra Bancorp. (NON)                    5,500        183,095          6,700        223,043             --             --
WFS Financial, Inc. (NON)                        5,900        274,645          8,400        391,020             --             --
                                                         ------------                  ------------                  ------------
                                                           58,584,980                    70,657,170                    13,878,013

Gaming & Lottery                                                 0.3%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Caesars Entertainment, Inc. (NON)               38,220        638,274         51,750        864,225             --             --
Greek Organization of
Football Prognostics SA (Greece)                14,322        277,091         26,420        511,154          2,430         47,014
Greek Organization of
Football Prognostics SA 144A (Greece)           11,096        214,677             --             --             --             --
Harrah's Entertainment, Inc.                    31,260      1,656,155         41,230      2,184,365             --             --
Isle of Capri Casinos, Inc. (NON)               27,400        530,738         29,000        561,730         17,600        340,912
Sammy Corp. (Japan)                              4,900        236,781          5,500        265,774            800         38,658
William Hill PLC (United Kingdom)               40,268        388,692             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                            3,942,408                     4,387,248                       426,584

Health Care                                                      8.9%                          7.5%                          3.5%
---------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                             27,830      1,178,879         42,134      1,784,796             --             --
Alpharma, Inc. Class A                          21,600        395,064         25,700        470,053             --             --
Altana AG (Germany)                              1,600         93,185             --             --             --             --
Amedisys, Inc. (NON)                            12,500        374,375         15,200        455,240             --             --
America Service Group, Inc. (NON)                   --             --             --             --          1,400         57,456
American Dental Partners, Inc. (NON)                --             --             --             --          1,900         38,000
AmerisourceBergen Corp.                          5,330        286,274          7,020        377,044             --             --
Amgen, Inc. (NON)                               36,050      2,043,314         53,429      3,028,356             --             --
Amylin Pharmaceuticals, Inc. (NON)
(SG) (SB)                                       12,300        252,396         15,000        307,800             --             --
Andrx Group (NON)                                   --             --             --             --          9,500        212,420
Anthem, Inc. (NON)                               8,110        707,598         12,350      1,077,538             --             --
Applera Corp.- Celera Genomics Group
(NON)                                           82,900        969,101         80,000        935,200         53,300        623,077
Apria Healthcare Group, Inc. (NON)
(SG) (SB)                                        9,350        254,788         11,000        299,750             --             --
Arqule, Inc. (NON)                                  --             --             --             --         20,900         96,558
AstraZeneca PLC (London
Stock Exchange) (United Kingdom)                71,795      2,942,205         81,605      3,344,226         18,390        753,634
AstraZeneca PLC (Stockholm Stock
Exchange)  (United Kingdom)                      7,950        328,801             --             --             --             --
Bausch & Lomb, Inc.                              8,810        585,425         11,660        774,807             --             --
Becton, Dickinson and Co.                       47,630      2,462,471         49,100      2,538,470         25,300      1,308,010
Beverly Enterprises, Inc. (SC) (NON)                --             --             --             --         14,700        111,279
Biogen Idec, Inc. (NON)                          6,990        427,578          9,100        556,647             --             --
Biosite Diagnostics, Inc.  (SG) (SB)
(NON)                                           10,600        518,976         12,900        631,584             --             --
Bradley Pharmaceuticals, Inc. (NON)                 --             --          3,117         63,431             --             --
Bristol-Myers Squibb Co.                        72,230      1,709,684         88,825      2,102,488         29,500        698,265
C.R. Bard, Inc.                                  2,470        139,876          3,240        183,481             --             --
C.V. Therapeutics (SB) (NON)                    18,500        231,250         22,500        281,250             --             --
Candela Corp. (NON)                                 --             --          4,242         48,953             --             --
Cantel Medical Corp. (NON)                          --             --             --             --          1,500         36,000
Cardinal Health, Inc.                           10,430        456,521         13,660        597,898             --             --
Caremark Rx, Inc. (NON)                         33,816      1,084,479         37,846      1,213,729         15,362        492,659
Celgene Corp. (NON)                             46,000      2,678,580         45,500      2,649,465         27,000      1,572,210
Cephalon, Inc. (NON)                            56,530      2,707,787         57,500      2,754,250         38,800      1,858,520
Cerner Corp. (SG) (SB) (NON)                     8,700        376,362         10,600        458,556            300         12,978
Charles River
Laboratories International, Inc. (NON)           3,160        144,728          4,140        189,612          2,800        128,240
CIGNA Corp.                                     41,240      2,871,541         55,428      3,859,452          7,500        522,225
Collagenex Pharmaceuticals,  Inc.
(NON)                                           18,300        119,865         22,300        146,065             --             --
Conmed Corp. (NON)                              13,000        341,900         15,300        402,390             --             --
Covance, Inc. (NON)                             18,980        758,631         23,370        934,099             --             --
Coventry Health Care, Inc. (NON)                77,930      4,159,124         90,597      4,835,162         27,000      1,440,990
CSL, Ltd. (Australia)                           13,706        281,856             --             --             --             --
Dade Behring Holdings, Inc.  (SB)
(NON)                                           30,413      1,694,552         37,093      2,066,748             --             --
DaVita, Inc. (NON)                               6,480        201,852          8,510        265,087             --             --
Dendreon Corp. (NON)                            21,900        184,179         26,700        224,547             --             --
Dionex Corp. (NON)                                  --             --             --             --          3,702        202,499
Discovery Partners International, Inc.
(NON)                                               --             --             --             --          7,400         35,520
Eisai Co., Ltd. (Japan)                          8,700        236,842         14,800        402,904          1,500         40,835
Eli Lilly Co.                                   29,500      1,771,475         31,600      1,897,580         13,400        804,670
Eon Labs, Inc. (NON)                            14,112        306,230         18,650        404,705             --             --
eResearch Technology, Inc. (NON)                30,099        401,220         36,681        488,958         11,757        156,721
Exact Sciences Corp. (NON)                      28,500         94,050         34,700        114,510             --             --
Exelixis, Inc. (SG) (SB) (NON)                  25,000        201,500         30,500        245,830             --             --
Express Scripts, Inc. Class A (NON)              2,370        154,856          3,060        199,940             --             --
First Horizon Pharmaceutical  Corp.
(NON)                                           39,000        780,390         47,500        950,475             --             --
Forest Laboratories, Inc. (NON)                  2,930        131,791          3,850        173,173             --             --
Fujirebio, Inc. (Japan)                          9,500        130,172         10,500        143,875          1,500         20,554
Gen-Probe, Inc. (NON)                            2,198         87,634          2,903        115,743             --             --
Genentech, Inc. (NON)                            2,980        156,212          6,162        323,012             --             --
Genesis HealthCare Corp. (NON)                     801         24,358             --             --            187          5,687
Gentiva Health Services, Inc. (NON)             21,800        356,866         25,400        415,798             --             --
Genzyme Corp. (NON)                              2,960        161,054          3,870        210,567             --             --
Gilead Sciences, Inc. (NON)                      5,470        204,469          7,540        281,845             --             --
GlaxoSmithKline PLC (United Kingdom)           250,899      5,406,563        241,140      5,196,269         52,776      1,137,258
Haemonetics Corp. (NON)                         20,300        666,652         23,600        775,024         10,429        342,488
Hospira, Inc. (NON)                              5,340        163,404          7,332        224,359             --             --
Humana, Inc. (NON)                                  --             --         13,301        265,754          9,300        185,814
IDEXX Laboratories, Inc. (NON)                  11,990        608,373         14,860        753,996             --             --
Imclone Systems, Inc. (NON)                      2,460        130,011          3,800        200,830             --             --
Immucor, Inc. (NON)                                 --             --             --             --            400          9,900
IMS Health, Inc.                                17,840        426,733         23,990        573,841             --             --
InterMune, Inc. (NON)                           45,700        538,803         44,200        521,118         29,400        346,626
Invitrogen Corp. (NON)                           1,270         69,837          2,090        114,929             --             --
Isis Pharmaceuticals, Inc. (NON)                34,700        170,030         42,300        207,270             --             --
Johnson & Johnson                              214,392     12,076,701        265,204     14,938,941         58,800      3,312,204
Kendle International, Inc. (NON)                    --             --             --             --          3,100         16,399
Kensey Nash Corp. (SC) (NON)                        --             --             --             --          9,500        248,805
King Pharmaceuticals, Inc. (NON)                 8,400        100,296          4,500         53,730          5,400         64,476
Kos Pharmaceuticals, Inc. (NON)                 11,600        413,076         16,386        583,505             --             --
Laboratory Corp. of America Holdings
(NON)                                            6,970        304,728          9,100        397,852             --             --
LifeCore Biomedical, Inc. (NON)                     --             --             --             --          4,700         32,900
Ligand Pharmaceuticals, Inc. Class B
(NON)                                               --             --          4,300         43,086             --             --
Lincare Holdings, Inc. (NON)                     1,680         49,913          2,350         69,819             --             --
Medco Health Solutions, Inc. (NON)               5,927        183,144          7,839        242,225             --             --
Medical Action Industries, Inc. (NON)               --             --             --             --          3,300         54,872
Medicines Co. (NON)                             13,500        325,890         16,500        398,310             --             --
Medicis Pharmaceutical Corp. Class A             3,160        123,366          4,140        161,626             --             --
MedImmune, Inc. (NON)                               --             --          5,700        135,090             --             --
Medivir AB Class B (Sweden) (NON)                  200          2,583            350          4,521             50            646
Medtronic, Inc.                                 19,380      1,005,822         25,590      1,328,121             --             --
Merck & Co., Inc.                              112,510      3,712,830        123,413      4,072,629         58,950      1,945,350
Mine Safety Appliances Co.                          --             --             --             --            300         12,216
Molecular Devices Corp. (NON)                    9,600        226,272         11,200        263,984          6,700        157,919
Neurocrine Biosciences, Inc. (NON)               3,400        160,344          4,100        193,356             --             --
Novartis AG (Switzerland)                       93,404      4,354,813         85,293      3,976,650         18,485        861,834
Novo-Nordisk A/S (Denmark)                       3,900        213,549             --             --             --             --
Novoste Corp. (NON)                                 --             --             --             --         10,279         16,858
Novozymes A/S Class B (Denmark)                  3,100        139,728             --             --             --             --
NPS Pharmaceuticals, Inc. (SG) (NON)            14,300        311,454         17,400        378,972             --             --
Ocular Sciences, Inc. (NON)                         --             --             --             --          1,700         81,549
Onyx Pharmaceuticals, Inc. (SG) (SB)
(NON)                                           11,200        481,712         13,600        584,936             --             --
Option Care, Inc.                               16,000        247,520         19,000        293,930         10,500        162,435
OSI Pharmaceuticals, Inc. (NON)                  6,348        390,148          7,762        477,053             --             --
Owens & Minor, Inc.                             51,900      1,318,260         62,000      1,574,800             --             --
PacifiCare Health Systems, Inc. (SG)
(NON)                                           29,302      1,075,383         40,545      1,488,002             --             --
Parexel International Corp. (NON)               25,300        495,880         30,800        603,680             --             --
Pediatrix Medical Group, Inc. (NON)              7,400        405,890         10,300        564,955             --             --
Perrigo Co.                                     25,700        528,135         31,300        643,215         10,600        217,830
Pfizer, Inc.                                   316,629      9,688,847        418,597     12,809,068         43,500      1,331,100
PolyMedica Corp.                                    --             --             --             --          6,015        185,262
Quality Systems, Inc. (NON)                     18,100        914,231         19,400        979,894          6,970        352,055
Ranbaxy Laboratories, Ltd. (India)              22,475        533,457             --             --             --             --
Regeneron Pharmaceuticals,  Inc. (NON)          21,800        189,224         26,600        230,888             --             --
Respironics, Inc. (NON)                         15,420        824,045         18,870      1,008,413          5,600        299,264
Roche Holding AG (Switzerland)                  19,232      1,987,445         19,467      2,011,730          4,303        444,674
Sankyo Co., Ltd. (Japan)                        39,900        843,621         30,700        649,102          6,200        131,089
Sanofi-Synthelabo SA (France)                   39,091      2,834,923         35,134      2,547,957          8,002        580,314
Schering AG (Germany)                           14,300        900,317         16,300      1,026,236          3,400        214,061
Select Medical Corp.                            45,985        617,579         63,358        850,898             --             --
Sierra Health Services, Inc. (NON)
(SG) (SB)                                       59,490      2,851,356         69,088      3,311,388         19,300        925,049
St. Jude Medical, Inc. (NON)                     1,870        140,755          2,520        189,680             --             --
Stewart Enterprises, Inc. Class A
(NON)                                           33,600        233,520         38,700        268,965             --             --
Sun Healthcare Group, Inc. (NON)                   122            982             --             --             --             --
Sybron Dental Specialties, Inc. (NON)           25,600        760,064         31,200        926,328             --             --
Synthes-Stratec, Inc. (Switzerland)
(NON)                                            4,715        513,691          5,304        577,861            809         88,139
Taisho Pharmaceutical Co., Ltd.
(Japan)                                         16,000        296,189             --             --             --             --
Takeda Chemical Industries, Ltd.
(Japan)                                         77,500      3,516,334         75,700      3,434,664         16,700        757,713
Telik, Inc. (NON)                               13,800        307,740         16,800        374,640             --             --
Terumo Corp. (Japan)                            26,300        599,029         20,100        457,813          2,900         66,053
Teva Pharmaceutical Industries,  Ltd.
ADR (Israel)                                    64,900      1,684,155             --             --             --             --
Third Wave Technologies, Inc. (NON)                 --             --             --             --         12,100         83,248
Triad Hospitals, Inc. (NON)                      1,580         54,415          2,070         71,291             --             --
Trimeris, Inc. (SG) (SB) (NON)                  16,600        249,830         20,200        304,010             --             --
UnitedHealth Group, Inc.                        62,159      4,583,605         77,806      5,737,414         17,930      1,322,158
US Physical Therapy, Inc. (NON)                     --             --             --             --          6,700         91,053
Varian Medical Systems, Inc. (NON)               8,380        289,697         11,060        382,344             --             --
VCA Antech, Inc. (NON)                           2,460         50,750          3,220         66,429             --             --
VISX, Inc. (NON)                                91,700      1,889,020         91,600      1,886,960         60,900      1,254,540
Watson Pharmaceuticals, Inc. (NON)               3,260         96,040          4,250        125,205             --             --
WellChoice, Inc. (NON)                          16,100        601,013         13,900        518,887         17,400        649,542
WellPoint Health  Networks, Inc. (NON)          20,290      2,132,276         23,770      2,497,989          5,400        567,486
Wyeth                                           20,550        768,570         28,510      1,066,274             --             --
Yamanouchi Pharmaceutical  Co., Ltd.
(Japan)                                         39,100      1,263,122         44,200      1,427,877          9,000        290,744
Zentiva NV 144A (Czech Republic) (NON)          16,643        375,396             --             --             --             --
Zimmer Holdings, Inc. (NON)                      5,330        421,283          7,050        557,232             --             --
                                                         ------------                  ------------                  ------------
                                                          119,002,680                   134,830,904                    30,070,930

Homebuilding                                                     0.4%                          0.3%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Barratt Developments PLC (United
Kingdom)                                       105,656      1,081,985        107,915      1,105,118         24,123        247,035
Desarrolladora Homex SA  de CV ADR
(Mexico) (SG) (NON)                             22,865        472,162             --             --             --             --
Lennar Corp.                                    12,650        602,140         16,860        802,536             --             --
NVR, Inc. (NON)                                  3,960      2,181,960          5,277      2,907,627          1,159        638,609
Persimmon PLC  (United Kingdom)                 71,170        851,800         67,161        803,818         13,389        160,247
Sekisui Chemical Co., Ltd. (Japan)              17,000        117,241             --             --             --             --
Urbi Desarrollos Urbanos SA de CV
(Mexico) (NON)                                 171,392        627,071             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                            5,934,359                     5,619,099                     1,045,891

Household Furniture and Appliances                               0.2%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Electrolux AB Class B (Sweden)                  35,900       $656,064         41,500       $758,402          8,200       $149,853
Genlyte Group, Inc. (The) (NON)                 15,000        965,850         18,100      1,165,459          5,500        354,145
Haverty Furniture Cos., Inc.                    23,700        415,698         27,300        478,842             --             --
Whirlpool Corp.                                 16,527        993,107         21,770      1,308,159             --             --
                                                         ------------                  ------------                  ------------
                                                            3,030,719                     3,710,862                       503,998

Insurance                                                        3.6%                          2.7%                          1.6%
---------------------------------------------------------------------------------------------------------------------------------
ACE, Ltd. (Bermuda)                             59,470      2,382,368         78,530      3,145,912             --             --
Aegon NV (Netherlands)                          74,104        798,754         89,779        967,712         17,898        192,919
Alleghany Corp. (NON)                               --             --            373        101,792             --             --
Allianz AG (Germany)                             3,900        391,800          4,400        442,031            900         90,415
Allstate Corp.                                  89,420      4,291,266        101,427      4,867,482         39,600      1,900,404
American Financial Group, Inc. (SG)
(SB)                                             4,540        135,701          5,940        177,547             --             --
American International Group, Inc.              40,901      2,780,859         57,693      3,922,547             --             --
AmerUs Group Co. (SG) (SB)                      15,010        615,410         17,750        727,750             --             --
Arch Capital Group, Ltd. (Bermuda)
(NON)                                               --             --             --             --          3,036        118,222
Aviva PLC (United Kingdom)                     161,727      1,602,054        181,684      1,799,747         43,878        434,652
Cathay Financial Holding Co., Ltd.
(Taiwan)                                     1,128,000      2,125,795             --             --             --             --
China Life Insurance Co., Ltd. (China)
(NON)                                          427,000        273,802             --             --             --             --
Commerce Group, Inc.                            10,500        508,200         12,200        590,480          7,600        367,840
Delphi Financial Group Class A                      --             --             --             --          9,494        381,374
Direct General Corp.                            14,000        404,880         13,500        390,420         18,300        529,236
Everest Re Group, Ltd. (Barbados)               19,920      1,480,654         26,260      1,951,906             --             --
FBL Financial Group, Inc. Class A (SB)           6,900        180,711          8,100        212,139             --             --
First American Corp.                            87,190      2,688,068         90,600      2,793,198         46,500      1,433,595
Fortis (Amsterdam Exchange)  (Belgium)
(NON)                                           34,945        830,575         41,882        995,454         10,834        257,503
Fortis (Brussels Exchange)  (Belgium)            1,880         44,731             --             --             --             --
FPIC Insurance Group, Inc. (NON)                13,800        356,730         13,200        341,220          8,800        227,480
Fremont General Corp.                           62,300      1,442,245         66,600      1,541,790         37,732        873,496
Hannover Rueckversicherungs  AG
(Germany)                                        7,626        246,693             --             --             --             --
HCC Insurance Holdings, Inc.                    12,318        371,388         14,570        439,286          9,400        283,410
ING Groep NV (Netherlands)                     116,350      2,935,903        106,381      2,684,352         24,768        624,980
Landamerica Financial Group, Inc. (SG)
(SB)                                            13,900        632,450         16,100        732,550             --             --
Legal & General Group PLC (Britain)            108,241        194,372             --             --             --             --
Lincoln National Corp.                           9,370        440,390         14,163        665,661             --             --
Loews Corp. - Carolina Group                        --             --          8,749        213,213             --             --
MBIA, Inc.                                       2,480        144,361          3,265        190,056             --             --
Mercury General Corp.                           12,800        676,992         12,300        650,547         13,802        729,988
Millea Holdings, Inc. (Japan)                       90      1,159,710            101      1,301,452             17        219,056
Mitsui Sumitomo Insurance Co., Ltd.
(Japan)                                         30,000        247,459         33,000        272,205          5,000         41,243
Odyssey Re Holdings Corp. (SG) (SB)             12,200        270,596         11,800        261,724          7,800        173,004
Old Mutual PLC (United Kingdom)                329,502        681,122             --             --             --             --
Old Republic International Corp.                45,870      1,148,126         60,075      1,503,677         16,500        412,995
Philadelphia Consolidated Holding
Corp. (NON)                                         --             --             --             --          1,500         82,680
Progressive Corp. (The)                          7,040        596,640         11,909      1,009,288             --             --
Promina Group, Ltd. (Australia)                     --             --         52,618        172,596          7,914         25,959
Prudential Corp. PLC (United Kingdom)           24,829        202,379             --             --             --             --
PXRE Group, Ltd. (Bermuda)                      11,900        278,579         13,800        323,058             --             --
QBE Insurance Group, Ltd. (Australia)          136,348      1,293,358         96,755        917,790         16,936        160,650
Radian Group, Inc.                               2,950        136,379          5,250        242,708             --             --
Royal & Sun Alliance Insurance Group
PLC (United Kingdom)                           655,190        847,586        857,826      1,109,726        180,283        233,223
Samsung Fire & Marine Insurance (South
Korea)                                           8,190        471,761             --             --             --             --
Sanlam, Ltd. (South Africa)                    781,500      1,323,839             --             --             --             --
St. Paul Travelers Cos., Inc. (The)              7,088        234,329          9,308        307,722             --             --
Stancorp Financial Group                         2,170        154,504          2,880        205,056          2,500        178,000
Stewart Information Services                    33,860      1,334,084         38,292      1,508,705         13,200        520,080
Swiss Re (Switzerland)                          15,026        864,871         14,984        862,453          2,987        171,927
Topdanmark A/S (Denmark) (NON)                   5,850        375,989          6,775        435,440          1,000         64,272
Torchmark Corp.                                  2,640        140,395          3,400        180,812             --             --
UICI                                            50,900      1,666,466         49,200      1,610,808         32,800      1,073,872
United Fire & Casualty Co. (SG) (SB)             4,900        280,917          5,800        332,514          3,500        200,655
Universal American Financial Corp.
(NON)                                               --             --             --             --         25,100        324,543
W.R. Berkley Corp.                              24,180      1,019,429         29,190      1,230,650             --             --
Yasuda Fire & Marine Insurance Co.,
Ltd. (The) (Japan)                              25,000        211,887         28,000        237,314          4,000         33,902
Zenith National Insurance Corp. (SG)
(SB)                                            52,497      2,221,148         58,700      2,483,597         23,700      1,002,747
Zurich Financial Services
AG (Switzerland)                                11,892      1,695,727         10,979      1,565,539          2,426        345,933
                                                         ------------                  ------------                  ------------
                                                           47,834,432                    48,619,626                    13,710,255

Investment Banking/Brokerage                                     1.0%                          0.7%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group (NON)                  6,800        364,072          8,300        444,382             --             --
American Capital Strategies,  Ltd.
(SB)                                             7,100        222,514          9,700        303,998             --             --
Credit Suisse Group (Switzerland)               27,388        874,319         30,811        983,592          7,421        236,904
Credit Suisse Group ADR (Switzerland)
(SB)                                            21,810        696,611         25,128        802,588          5,010        160,019
Daishin Securities Co. (South Korea)            29,180        362,532             --             --             --             --
Daiwa Securities Group, Inc. (Japan)            19,000        120,345         44,000        278,693          7,000         44,338
Deutsche Bank AG (Germany)                       4,300        308,370          7,600        545,026          1,100         78,885
IndyMac Bancorp, Inc.                           89,206      3,229,257         88,980      3,221,076         54,108      1,958,710
Investors Group, Inc. (Canada)                  10,100        268,205             --             --             --             --
Nomura Securities Co., Ltd. (Japan)            133,000      1,707,759        103,000      1,322,550         23,000        295,327
UBS AG (Switzerland)                            58,958      4,151,573         54,200      3,816,534         11,992        844,426
Van der Moolen Holding
NV (Netherlands) (NON)                          10,313         67,107             --             --             --             --
Yuanta Core Pacific Securities Co.
(Taiwan) (NON)                                 966,000        682,686             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           13,055,350                    11,718,439                     3,618,609

Leisure                                                          0.2%                          0.1%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Brunswick Corp.                                 57,200     $2,617,472         55,200     $2,525,952         36,800     $1,683,968
Polaris Industries, Inc.                         1,590         88,754          2,200        122,804          5,400        301,428
Winnebago Industries, Inc.                          --             --             --             --          5,155        178,569
                                                         ------------                  ------------                  ------------
                                                            2,706,226                     2,648,756                     2,163,965

Lodging/Tourism                                                  0.3%                          0.2%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Choice Hotels International, Inc.               19,800      1,140,282         23,750      1,367,763             --             --
Hilton Group PLC (United Kingdom)              222,779      1,115,507        216,349      1,083,311         43,131        215,967
Monarch Casino & Resort, Inc. (NON)                 --             --             --             --          1,600         30,512
Prime Hospitality Corp. (NON)                   29,500        359,015         51,800        630,406             --             --
Resorts World Berhad (Malaysia)                184,000        484,211             --             --             --             --
Tanjong PLC (Malaysia)                          98,000        314,632             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                            3,413,647                     3,081,480                       246,479

Media                                                            0.3%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Dogan Yayin Holding (Turkey) (NON)         256,142,017        877,633             --             --             --             --
Fox Entertainment Group, Inc. Class A
(NON)                                           40,670      1,128,186         53,610      1,487,141             --             --
Walt Disney Co. (The)                           72,597      1,637,062         90,889      2,049,547         23,900        538,945
Yahoo Japan Corp. (Japan) (NON)                     --             --             --             --              8         35,572
                                                         ------------                  ------------                  ------------
                                                            3,642,881                     3,536,688                       574,517

Other                                                            0.1%                          0.5%                           --%
---------------------------------------------------------------------------------------------------------------------------------
iShares Russell 1000 Growth Index Fund
(SB)                                             3,070        138,764         34,480      1,558,496             --             --
iShares Russell 2000 Index Fund (SB)                --             --             --             --          1,410        160,529
iShares Russell 1000 Value Index Fund            2,310        139,894         16,100        975,016             --             --
iShares Russell 2000 Value Index Fund
(SG) (SB)                                        2,000        343,380            850        145,937             --             --
Polaris Taiwan Top 50  Tracker Fund            121,000        162,474             --             --             --             --
S&P 500 Index Depositary Receipts
(SPDR Trust  Series 1) (SB)                         --             --         50,030      5,591,353             --             --
                                                         ------------                  ------------                  ------------
                                                              784,512                     8,270,802                       160,529

Photography/Imaging                                               --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
AGFA-Gevaert NV (Belgium)                        5,153        149,417          5,811        168,496            876         25,401
Olympus Corp. (Japan)                           25,000        482,078         29,000        559,211          4,000         77,132
Premier Image Technology
Corp. (Taiwan)                                  15,900         12,267             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                              643,762                       727,707                       102,533

Publishing                                                       0.2%                          0.2%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Dai Nippon Printing Co., Ltd. (Japan)           58,000        775,789         70,000        936,298         14,000        187,260
Johnston Press PLC (United Kingdom)             36,652        369,040         48,143        484,740          7,022         70,703
McGraw-Hill Companies, Inc. (The)                8,090        644,692         13,649      1,087,689             --             --
Meredith Corp.                                   1,580         81,180          2,070        106,357             --             --
R. H. Donnelley Corp. (SB) (NON)                    --             --          1,100         54,296             --             --
Reader's Digest Association,  Inc.
(The) Class A                                   30,320        442,369         37,490        546,979             --             --
Scholastic Corp. (SG) (NON)                      8,380        258,858         11,060        341,643             --             --
Singapore Press Holdings,
Ltd. (Singapore)                                 2,275          6,406          2,000          5,632             --             --
Thomas Nelson, Inc.                                 --             --          2,400         46,920             --             --
Toppan Printing Co., Ltd. (Japan)               39,000        382,568         47,000        461,044          7,000         68,666
                                                         ------------                  ------------                  ------------
                                                            2,960,902                     4,071,598                       326,629

Real Estate                                                      1.0%                          0.9%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
AMB Property Corp. (R)                           3,780        139,936          5,000        185,100             --             --
Anworth Mortgage Asset Corp. (R)                15,390        175,138         17,680        201,198             --             --
Avalonbay Communities, Inc. (R)                  2,200        132,484          2,900        174,638             --             --
Bedford Property Investors (R)                   6,651        201,791          7,600        230,584             --             --
Boston Properties, Inc. (R)                     11,850        656,372         15,610        864,638             --             --
Brandywine Realty Trust (R)                     12,186        347,057         14,530        413,814             --             --
Brookfield Homes Corp.                          12,500        329,375         18,981        500,149             --             --
Capital Automotive (R)                           6,260        195,750          7,237        226,301             --             --
Catellus Development Corp. (R)                   3,000         79,530          4,000        106,040             --             --
Cheung Kong Holdings, Ltd. (Hong Kong)         135,000      1,155,644        162,000      1,386,773         33,000        282,491
Entertainment Properties Trust (R)               4,597        173,767          5,190        196,182             --             --
Equity Office Properties Trust (R)              15,827        431,286         20,814        567,182             --             --
Friedman, Billings, Ramsey Group, Inc.
Class A (R)                                     22,980        438,918         30,400        580,640             --             --
IMPAC Mortgage Holdings, Inc. (R)               93,814      2,467,308         90,605      2,382,912         60,367      1,587,652
iShares Dow Jones U.S. Real Estate
Index Fund (SB)                                     --             --          8,343        900,710             --             --
Jones Lang LaSalle, Inc. (NON)                   5,200        171,652          6,300        207,963             --             --
Kilroy Realty Corp. (R) (SB)                    12,215        464,536         14,200        540,026             --             --
LTC Properties, Inc. (R) (SC)                   19,700        352,433         23,000        411,470         19,660        351,717
Mills Corp. (R)                                  9,400        487,578         11,000        570,570             --             --
National Health Investors, Inc. (R)              7,900        224,676          9,100        258,804         12,398        352,599
Newcastle Investment Corp. (R)                   5,800        178,060          6,900        211,830             --             --
Novastar Financial, Inc. (R)                    33,100      1,443,160         32,000      1,395,200         21,300        928,680
Pan Pacific Retail Properties,  Inc.
(R) (SB)                                         5,400        292,140          6,300        340,830             --             --
Prentiss Properties Trust (R)                    4,901        176,436          5,600        201,600             --             --
RAIT Investment Trust (R)                        5,200        142,220          5,100        139,485          3,600         98,460
Saxon Capital, Inc. (R) (NON)                   20,200        434,300         19,500        419,250         13,000        279,500
Senior Housing Properties Trust (R)             65,200      1,161,864         67,600      1,204,632         26,400        470,448
Shanghai Forte Land Co., Ltd. (China)        1,124,000        295,501             --             --             --             --
Simon Property Group, Inc. (R)                   2,460        131,930          3,200        171,616             --             --
SL Green Realty Corp. (R)                        7,900        409,299          9,300        481,833             --             --
Tanger Factory Outlet Centers (R)                3,500        156,730          3,900        174,642             --             --
Trizec Properties, Inc. (R)                     33,700        538,189         61,400        980,558             --             --
                                                         ------------                  ------------                  ------------
                                                           13,985,060                    16,627,170                     4,351,547

Retail                                                           3.5%                          3.0%                          1.6%
---------------------------------------------------------------------------------------------------------------------------------
Aaron Rents, Inc.                               75,300      1,638,528         81,700      1,777,792         25,500        554,880
Abercrombie & Fitch Co. Class A                  1,580         49,770          2,070         65,205          8,000        252,000
Adidas-Salomon AG (Germany)                      3,280        457,002          3,700        515,521            500         69,665
Aeon Co., Ltd. (Japan)                          55,400        891,829         72,400      1,165,495         13,100        210,884
American Eagle Outfitters, Inc.                  1,870         68,910          2,520         92,862             --             --
AnnTaylor Stores Corp. (NON)                    73,360      1,716,624         80,020      1,872,468         26,300        615,420
Barnes & Noble, Inc. (NON)                       7,570        280,090         11,930        441,410             --             --
Bed Bath & Beyond, Inc. (NON)                    3,550        131,741          4,670        173,304             --             --
Best Buy Co., Inc.                              10,730        581,995         14,390        780,514             --             --
BJ's Wholesale Club, Inc. (NON)                  5,100        139,434          6,860        187,552             --             --
Blockbuster, Inc. Class A (SC)                      --             --             --             --          4,500         34,155
Books-A-Million, Inc.                               --             --             --             --         11,617         93,052
Borders Group, Inc.                              8,380        207,824         11,060        274,288             --             --
Casey's General Stores, Inc.                    33,600        624,624         32,400        602,316         21,600        401,544
Cato Corp. (The) Class A                        12,700        282,575         15,100        335,975             --             --
Charming Shoppes (SG) (SB) (NON)               147,500      1,050,200        153,000      1,089,360         59,100        420,792
Chico's FAS, Inc. (NON)                          1,920         65,664          2,630         89,946             --             --
Children's Place Retail Stores, Inc.
(The) (NON)                                     13,300        318,003         17,900        427,989             --             --
Circuit City Stores-Circuit City Group          20,170        309,408         26,500        406,510             --             --
Claire's Stores, Inc.                           29,390        735,926         38,860        973,054          9,540        238,882
Coach, Inc. (NON)                                5,160        218,887          6,690        283,790             --             --
Coldwater Creek, Inc. (NON)                     38,550        804,539         47,000        980,890             --             --
Cutter & Buck, Inc.                                 --             --             --             --          8,600         94,600
Dillards, Inc. Class A                          40,890        807,169         48,890        965,089          6,400        126,336
Finlay Enterprises, Inc. (NON)                  22,100        429,845         25,700        499,865             --             --
Gap, Inc. (The)                                162,820      3,044,734        171,957      3,215,596         87,100      1,628,770
Genesco, Inc. (NON)                                 --             --          4,953        116,643             --             --
Goody's Family Clothing, Inc. (SG)
(SB)                                            58,400        491,728         67,540        568,687             --             --
GUS PLC (United Kingdom)                        50,497        822,278         58,570        953,736          7,920        128,967
Handleman Co.                                       --             --             --             --          9,000        184,140
Hennes & Mauritz AB Class B (Sweden)            13,242        364,811             --             --             --             --
Hollywood Entertainment  Corp. (NON)           168,600      1,664,082        162,800      1,606,836        108,500      1,070,895
Home Depot, Inc. (The)                          61,170      2,397,864         90,720      3,556,224             --             --
J. Jill Group, Inc. (NON)                       18,600        369,210         22,700        450,595             --             --
Jo-Ann Stores, Inc. (SG) (SB) (NON)              9,200        257,968         10,800        302,832             --             --
Kesko OYJ Class B (Finland)                     33,800        739,561         39,500        864,280          7,900        172,856
Kingfisher Leisure PLC (United
Kingdom)                                       100,159        558,603        116,565        650,103         23,239        129,608
Kohl's Corp. (NON)                               8,550        412,025         12,000        578,280             --             --
Lawson, Inc. (Japan)                             4,200        145,590             --             --             --             --
Limited Brands                                 153,050      3,411,485        156,665      3,492,063         82,500      1,838,925
Lowe's Cos., Inc.                                9,420        511,977         13,280        721,768             --             --
Men's Wearhouse, Inc. (The) (NON)               46,300      1,345,015         55,000      1,597,750             --             --
Metro AG (Germany)                              19,327        859,210         16,800        746,868          3,300        146,706
Michaels Stores, Inc.                            5,130        303,747          6,840        404,996             --             --
Navarre Corp. (NON)                             21,800        315,882         26,600        385,434             --             --
Neiman-Marcus Group, Inc. Class A                2,660        152,950          3,410        196,075             --             --
Next PLC (United Kingdom)                       59,622      1,761,584         50,649      1,496,469         11,516        340,250
Nu Skin Enterprises, Inc. Class A               39,400        926,294         47,600      1,119,076             --             --
Office Depot, Inc. (NON)                        56,843        854,350         67,460      1,013,924         14,100        211,923
Onward Kashiyama Co., Ltd. (Japan)              34,000        472,051         40,000        555,354          6,000         83,303
Pacific Sunwear of California, Inc.
(NON)                                            2,470         51,994          3,240         68,202         14,900        313,645
Pantry, Inc. (The) (NON)                            --             --          2,555         64,309             --             --
Party City Corp. (NON)                              --             --             --             --         10,800        159,516
PETCO Animal Supplies, Inc. (NON)                   --             --             --             --          6,200        202,492
Pinault-Printemps-Redoute  SA (France)           3,276        300,839          3,802        349,142            555         50,966
President Chain Store Corp. (Taiwan)           217,464        319,536             --             --             --             --
Sears, Roebuck & Co. (SB)                           --             --          4,500        179,325             --             --
Shinsegae Co., Ltd. (South Korea)                1,580        420,738             --             --             --             --
ShopKo Stores, Inc. (NON)                       28,100        489,221         32,700        569,307             --             --
Sportsman's Guide, Inc. (The) (NON)                 --             --             --             --          1,000         20,230
Stage Stores, Inc. (NON) (SG)                   68,600      2,347,492         75,025      2,567,356         36,400      1,245,608
Staples, Inc.                                   66,080      1,970,506         93,047      2,774,662             --             --
Stein Mart, Inc. (NON)                          62,300        948,206         61,800        940,596         42,020        639,544
Target Corp.                                     6,720        304,080          8,820        399,105             --             --
Timberland Co. (The) Class A (NON)               2,420        137,456          3,230        183,464             --             --
Trans World Entertainment  Corp. (NON)          13,300        129,941         23,100        225,687         25,030        244,543
Wal-Mart Stores, Inc.                           72,940      3,880,408         87,032      4,630,102         22,600      1,202,320
Woolworths Group PLC (United Kingdom)        1,393,480      1,090,429      1,572,851      1,230,791        323,532        253,171
Yamaha Corp. (Japan)                             8,000        121,742         10,000        152,178          1,000         15,218
Zale Corp. (NON)                                13,600        382,160         16,600        466,460             --             --
                                                         ------------                  ------------                  ------------
                                                           46,888,334                    53,395,470                    13,395,806

Semiconductor                                                    0.2%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Applied Materials, Inc. (NON)                       --             --          4,309         71,055             --             --
ASML Holding NV (Netherlands) (NON)             32,551        418,770         14,643        188,383          2,141         27,544
DuPont Photomasks, Inc. (NON)                   27,000        460,080         26,100        444,744         17,400        296,496
Lam Research Corp. (NON)                         5,720        125,154          7,650        167,382             --             --
Novatek Microelectronics  Corp., Ltd.
(Taiwan)                                       204,600        542,226             --             --             --             --
Rofin-Sinar Technologies, Inc. (NON)            29,900        878,462         38,107      1,119,584             --             --
                                                         ------------                  ------------                  ------------
                                                            2,424,692                     1,991,148                       324,040

Software                                                         2.4%                          2.1%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                             38,920      1,925,372         53,080      2,625,868             --             --
Akamai Technologies, Inc. (NON)                  6,460         90,763          8,420        118,301             --             --
Ansoft Corp. (NON)                                  --             --             --             --          1,600         25,440
Ansys, Inc. (NON)                                3,100        154,163          5,497        273,366          8,500        422,705
Aspen Technology, Inc. (SB) (NON)               37,000        258,630         57,200        399,828             --             --
Autodesk, Inc.                                  65,870      3,203,258         67,900      3,301,977         34,800      1,692,324
Avid Technology, Inc. (NON)                     20,500        960,835         24,400      1,143,628             --             --
BMC Software, Inc. (NON)                        13,730        217,071         18,510        292,643             --             --
Check Point Software Technologies,
Ltd. (Israel) (NON)                             24,498        415,731             --             --             --             --
Citrix Systems, Inc. (NON)                          --             --             --             --         16,200        283,824
Dassault Systemes SA (France)                    1,791         83,669             --             --             --             --
Hyperion Solutions Corp. (NON)                   1,380         46,906          1,890         64,241             --             --
Infosys Technologies, Ltd. (India)               8,194        302,295             --             --             --             --
Microsoft Corp. (SEG)                          526,540     14,558,831        643,731     17,799,162        160,400      4,435,060
Oracle Corp. (NON)                             337,320      3,804,970        350,593      3,954,689        183,500      2,069,880
RSA Security, Inc. (SG) (SB) (NON)              51,500        993,950         65,106      1,256,546             --             --
S1 Corp. (NON)                                  24,600        196,308         28,600        228,228             --             --
SAP AG (Germany)                                 7,694      1,199,078          7,800      1,215,598          2,200        342,861
Siebel Systems, Inc. (NON)                      27,770        209,386         36,680        276,567             --             --
SS&C Technologies, Inc.                         37,100        724,563         39,154        764,678         23,800        464,814
Symantec Corp. (NON)                            19,130      1,049,854         26,370      1,447,186             --             --
Synopsys, Inc. (NON)                                --             --             --             --         18,900        299,187
THQ, Inc. (NON)                                 32,500        632,450         39,600        770,616          3,400         66,164
WebEx Communications, Inc. (SG) (SB)
(NON)                                           31,814        694,181         38,965        850,216             --             --
Websense, Inc. (NON)                            19,600        816,732         20,500        854,235         12,600        525,042
Zebra Technology Corp. (NON)                     4,240        258,682          5,585        340,741             --             --
                                                         ------------                  ------------                  ------------
                                                           32,797,678                    37,978,314                    10,627,301

Technology                                                       0.8%                          0.7%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
Avaya, Inc. (NON)                               55,500        773,670         53,600        747,184         35,700        497,658
Dun & Bradstreet Corp. (The) (NON)              47,500      2,788,250         45,900      2,694,330         30,600      1,796,220
Fiserv, Inc. (NON)                              13,510        470,959         17,900        623,994             --             --
Motorola, Inc.                                 265,510      4,789,800        289,216      5,217,457        123,300      2,224,332
Unisys Corp. (NON)                                  --             --          7,100         73,272             --             --
Xerox Corp. (NON)                              132,600      1,867,008        175,120      2,465,690             --             --
                                                         ------------                  ------------                  ------------
                                                           10,689,687                    11,821,927                     4,518,210

Technology Services                                              0.7%                          0.6%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Accenture, Ltd. Class A (Bermuda)
(NON)                                           78,470      2,122,614        103,713      2,805,437             --             --
Acxiom Corp.                                    24,570        583,292         30,160        715,998             --             --
Asianfo Holdings, Inc. (NON)                        --             --             --             --          3,300         16,104
Ask Jeeves, Inc. (NON)                          13,000        425,230         15,800        516,818             --             --
Carreker Corp. (NON)                            21,000        159,810         24,400        185,684             --             --
Checkfree Corp. (NON)                            4,780        132,263          6,250        172,938             --             --
Ciber, Inc. (NON)                                   --             --          9,325         70,124             --             --
Computer Sciences Corp. (NON)                    4,390        206,769          5,900        277,890             --             --
DigitalNet Holdings, Inc. (NON)                 14,100        426,032         17,200        519,698             --             --
Factset Research Systems, Inc.                      --             --             --             --            529         25,498
Gartner, Inc. Class A (NON)                     54,300        634,767         66,200        773,878             --             --
Infospace, Inc. (NON)                           11,100        526,029         13,500        639,765             --             --
Ingram Micro, Inc. Class A (NON)               112,900      1,817,690        118,300      1,904,630         72,600      1,168,860
MTS Systems Corp.                               32,400        688,500         41,404        879,835          1,913         40,651
Nomura Research Institute, Ltd.
(Japan)                                          2,000        160,980             --             --             --             --
Obic Co., Ltd. (Japan)                           1,400        262,722          1,600        300,254            200         37,532
Tom Online, Inc. ADR (China) (SG)
(NON)                                           33,200        374,828             --             --             --             --
Transaction Systems Architects, Inc.
(NON)                                           36,900        685,787         45,000        836,325             --             --
United Online, Inc. (NON)                       21,225        204,185         24,500        235,690         30,400        292,448
VeriSign, Inc. (NON)                                --             --          4,298         85,444             --             --
                                                         ------------                  ------------                  ------------
                                                            9,411,498                    10,920,408                     1,581,093

Textiles                                                         0.2%                          0.2%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Armor Holdings, Inc. (NON)                      17,200        715,692         21,000        873,810             --             --
Burberry Group PLC (United Kingdom)             23,570        158,853             --             --             --             --
Cherokee, Inc.                                      --             --             --             --          2,810         67,047
Culp, Inc. (NON)                                    --             --             --             --          7,937         58,337
Liz Claiborne, Inc.                             13,540        510,729         17,850        673,302             --             --
Luen Thai Holdings, Ltd. 144A (Hong
Kong)                                           38,000         18,762         43,000         21,231          6,000          2,962
Nike, Inc.                                       3,180        250,584          4,100        323,080             --             --
Polo Ralph Lauren Corp.                          2,470         89,834          3,240        117,839             --             --
Reebok International, Ltd.                       1,920         70,502          2,550         93,636             --             --
VF Corp. (SG) (SB)                               2,710        134,010          3,550        175,548             --             --
WESCO International, Inc. (NON)                 29,400        712,950         35,800        868,150             --             --
Wolverine World Wide, Inc.                          --             --             --             --            600         15,120
                                                         ------------                  ------------                  ------------
                                                            2,661,916                     3,146,596                       143,466

Tire & Rubber                                                    0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Bridgestone Corp. (Japan)                       34,000        630,944         39,000        723,730          8,000        148,457
Continental AG (Germany)                        16,600        900,827         19,800      1,074,480          4,000        217,067
Cooper Tire & Rubber                            20,937        422,299         24,737        498,945             --             --
                                                         ------------                  ------------                  ------------
                                                            1,954,070                     2,297,155                       365,524

Toys                                                             0.1%                          0.1%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Department 56, Inc. (NON)                           --             --             --             --         11,617        189,357
Nintendo Co., Ltd. (Japan)                       6,900        844,029          6,800        831,797          2,000        244,646
SC2 Corp. (NON)                                 10,300        338,870         12,600        414,540          1,900         62,510
                                                         ------------                  ------------                  ------------
                                                            1,182,899                     1,246,337                       496,513

Transportation                                                   1.6%                          1.2%                          0.8%
---------------------------------------------------------------------------------------------------------------------------------
America West Holdings Corp. Class
B (SG) (SB) (NON)                               40,600        219,240         49,500        267,300             --             --
AP Moller - Maersk A/S (Denmark)                    36        275,851             62        475,076             10         76,625
British Airways PLC (United Kingdom)
(NON)                                          147,346        553,181        133,423        500,910         34,142        128,179
Burlington Northern Santa Fe Corp.              19,870        761,220         32,194      1,233,352             --             --
Canadian National Railway Co. (Canada)           4,507        220,203             --             --             --             --
Celadon Group, Inc. (NON)                           --             --             --             --          6,582        125,387
China Shipping Development Co. (China)         359,000        306,165             --             --             --             --
CNF Transportation, Inc.                        26,870      1,101,401         28,480      1,167,395         12,600        516,474
Cosco Pacific, Ltd. (Hong Kong)                304,000        506,823             --             --             --             --
Deutsche Lufthansa AG (Germany) (NON)           36,127        422,605         35,900        419,949          7,400         86,563
East Japan Railway Co. (Japan)                     154        796,552            143        739,655             29        150,000
ExpressJet Holdings, Inc. (NON)  (SG)
(SB)                                           157,400      1,575,574        181,341      1,815,223         78,477        785,555
FedEx Corp.                                     23,520      2,015,429         24,600      2,107,974         11,900      1,019,711
Frontline, Ltd. (Norway)                        10,844        508,454             --             --             --             --
General Maritime Corp. (NON)                    12,029        418,970         13,860        482,744             --             --
Gol Linhas Aereas Inteligentes SA ADR
(Brazil) (NON)                                  20,100        408,030             --             --             --             --
J. B. Hunt Transport Services, Inc.             36,090      1,340,383         39,220      1,456,631         20,600        765,084
Kawasaki Kisen Kaisha, Ltd. (Japan)            108,000        738,947         91,000        622,632         33,000        225,789
Malaysia International Shipping Corp.
(Malaysia)                                      72,000        240,632             --             --             --             --
Mesa Air Group, Inc. (NON)                          --             --          8,032         40,963             --             --
Mitsui O.S.K Lines, Ltd. (Japan)               116,000        695,789        131,000        785,762         27,000        161,951
Nippon Express Co., Ltd. (Japan)               123,000        596,025        139,000        673,557         29,000        140,526
Nippon Yusen Kabushiki Kaisha (Japan)               --             --         63,000        325,862          5,000         25,862
Norfolk Southern Corp.                         101,730      3,025,450        101,800      3,027,532         59,100      1,757,634
Overseas Shipholding Group                          --             --          1,300         64,532             --             --
Qantas Airways, Ltd. (Australia)               137,306        343,010        150,170        375,146         21,902         54,714
Ryder System, Inc.                              24,010      1,129,430         27,620      1,299,245          7,500        352,800
SCS Transportation, Inc. (NON)                  27,400        518,956         31,900        604,186             --             --
Singapore Airlines, Ltd. (Singapore)            43,000        278,441         51,000        330,244          7,000         45,328
Swift Transportation Co., Inc. (NON)            21,000        353,220         24,400        410,408             --             --
Thai Airways International (Thailand)          291,700        343,487             --             --             --             --
Thai Airways International 144A
(Thailand)                                     148,000        174,275             --             --             --             --
TPG NV (Netherlands)                            30,084        734,838         24,354        594,876          3,552         86,762
Union Pacific Corp.                              2,190        128,334          4,231        247,937             --             --
United Parcel Service, Inc. Class B              8,680        658,986         11,520        874,598             --             --
WAN HAI Lines, Ltd. (Taiwan)                   408,063        398,931             --             --             --             --
Yellow Roadway Corp. (NON)                       1,580         74,086          2,070         97,062             --             --
                                                         ------------                  ------------                  ------------
                                                           21,862,918                    21,040,751                     6,504,944

Utilities & Power                                                2.4%                          1.9%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
AGL Resources, Inc.                              6,040        185,851          7,000        215,390             --             --
Beijing Datang Power Generation
Company, Ltd. (China)                          586,000        477,211             --             --             --             --
Cleco Corp.                                     16,100        277,564         18,600        320,664             --             --
Companhia Energetica de Minas Gerais
ADR (Brazil)                                    27,991        594,809             --             --             --             --
Constellation Energy Group, Inc.                64,000      2,549,760         66,202      2,637,488         41,200      1,641,408
E.On AG (Germany)                               39,523      2,907,970         42,200      3,104,935          9,300        684,263
Edison International                            95,280      2,525,873        130,715      3,465,255         16,300        432,113
Electrabel SA (Belgium)                          3,530      1,268,162          3,972      1,426,952            934        335,542
Electricidade de Portugal
SA (Portugal)                                  228,128        665,730        256,971        749,900         64,538        188,337
Energen Corp.                                   59,500      3,067,225         61,300      3,160,015         33,400      1,721,770
Entergy Corp.                                   17,350      1,051,584         23,841      1,445,003          1,930        116,977
Exelon Corp.                                    40,164      1,473,617         53,094      1,948,019             --             --
Huaneng Power International,  Inc.
Class H (China)                                458,000        370,037             --             --             --             --
Iberdrola SA (Spain)                           122,393      2,538,193        107,350      2,226,231         25,197        522,537
Kelda Group PLC (United Kingdom)                    --             --         16,081        155,806          2,475         23,980
Korea Electric Power Corp. (South
Korea)                                          46,660        881,716             --             --             --             --
Kyushu Electric Power Co., Inc.
(Japan)                                         32,700        612,754         29,700        556,538          9,300        174,270
MDU Resources Group, Inc.                           --             --             --             --          8,800        231,704
National Fuel Gas Co.                               --             --             --             --          5,683        160,999
ONEOK, Inc.                                     17,300        450,146         20,100        523,002             --             --
PG&E Corp. (NON)                                48,880      1,485,952         70,076      2,130,310             --             --
PNM Resources, Inc.                             10,049        226,203         11,600        261,116             --             --
Public Power Corp. (Greece)                     22,476        557,098         25,289        626,821          5,330        132,111
Questar Corp.                                   18,300        838,506         17,700        811,014         11,800        540,676
Reliant Energy, Inc. (NON)                      36,400        339,612         42,300        394,659             --             --
RWE AG (Germany)                                 9,800        467,314         13,700        653,286          2,700        128,750
Scottish and Southern Energy PLC
(United Kingdom)                                 7,846        110,585             --             --             --             --
Scottish Power PLC (United Kingdom)             93,279        713,052        104,708        800,419         20,874        159,567
Sempra Energy                                   37,200      1,346,268         36,000      1,302,840         24,000        868,560
Severn Trent PLC (United Kingdom)               22,723        360,970         16,659        264,639          3,844         61,064
Southwest Gas Corp.                             10,169        243,548         11,700        280,215             --             --
Texas Genco Holdings, Inc.                       5,800        270,570          5,600        261,240          3,700        172,605
Tohoku Electric Power Co., Inc.
(Japan)                                          7,700        127,029          8,700        143,526          1,300         21,446
Tokyo Electric Power Co. (Japan)                 7,800        167,750         13,900        298,938          2,000         43,013
Tokyo Gas Co., Ltd. (Japan)                    316,000      1,121,198        355,000      1,259,574         94,000        333,521
Unified Energy Systems ADR (Russia)             21,922        644,507             --             --             --             --
UniSource Energy Corp.                          34,900        849,815         36,200        881,470         14,900        362,815
Veolia Environnement (France)                   25,145        723,485         38,485      1,107,310          7,672        220,743
                                                         ------------                  ------------                  ------------
                                                           32,491,664                    33,412,575                     9,278,771
                                                         ------------                  ------------                  ------------
Total Common stocks  (cost
$1,010,424,008,  $1,073,694,503 and
$246,862,079)                                          $1,088,419,769                $1,116,856,592                  $264,481,795
---------------------------------------------------------------------------------------------------------------------------------

                                                    Growth 5.0%                   Balanced 11.4%             Conservative 23.6%

U.S. government  and agency                  Principal                     Principal                     Principal
mortgage obligations*                           amount          Value         amount          Value         amount          Value

U.S. Government Agency  Guaranteed
Obligations                                                       --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Government National Mortgage
Association Pass-Through
Certificates
7 1/2s, May 20, 2030                           $62,992        $67,815            $--            $--            $--            $--
7s, with due dates from
August 15, 2029 to
September 15, 2029                                  --             --             --             --          5,153          5,517
                                                         ------------                  ------------                  ------------
                                                               67,815                            --                         5,517
U.S. Government Agency  Mortgage
Obligations                                                      5.0%                         11.4%                         23.6%
---------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates from January 1,
2024 to  August 1, 2034                     21,245,939     22,566,102     25,376,768     26,960,135     31,347,749     33,290,908
7s, with due dates from November
1, 2013 to December 1, 2015                     49,570         52,855        161,886        172,611             --             --
7s, TBA, September 1, 2034                   1,000,000      1,061,875      3,800,000      4,035,125      3,500,000      3,716,563
6 1/2s, with due dates from
April 1, 2026 to  September
1, 2034                                      9,215,403      9,684,430     22,883,317     24,048,488     20,797,192     21,851,386
6 1/2s, TBA, November 1, 2034
6 1/2s, TBA, November 1, 2034                6,300,000      6,592,359     28,200,000     29,508,655     28,200,000     29,508,655
6 1/2s, TBA, October 1, 2034                 1,900,000      1,992,625      9,900,000     10,382,625      9,200,000      9,648,500
6s, TBA, November 1, 2034                    7,100,000      7,315,219     25,400,000     26,169,938     24,900,000     25,654,781
6s, TBA, October 1, 2034                     7,100,000      7,341,844     25,400,000     26,265,188     24,900,000     25,748,156
5 1/2s, TBA, October 1, 2034                 3,742,000      3,790,529     40,580,000     41,106,274     31,370,000     31,776,831
5s, with due dates from
January 1, 2019 to June 1, 2019                386,187        392,960        353,583        359,785        184,723        187,963
5s, TBA, October 1, 2019                     4,000,000      4,062,500     15,000,000     15,234,375     18,000,000     18,281,250
4 1/2s, with due dates
from May 1, 2034 to June 1, 2034               941,429        907,360             --             --             --             --
4s, with due dates from
May 1, 2019 to June 1, 2019                  1,481,230      1,445,182        875,125        853,828        753,745        735,402
                                                         ------------                  ------------                  ------------
                                                           67,205,840                   205,097,027                   200,400,395
                                                         ------------                  ------------                  ------------
Total U.S. government and  agency
mortgage obligations  (cost
$66,968,755, $204,646,456  and
$199,971,097)                                             $67,273,655                  $205,097,027                  $200,405,912
---------------------------------------------------------------------------------------------------------------------------------

                                                    Growth 0.7%                   Balanced 0.6%               Conservative 1.1%
U.S. government
agency obligations *
(cost $9,784,944, $9,927,260                 Principal                     Principal                     Principal
and $9,179,127)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Fannie Mae 7 1/4s, January 15, 2010         $8,284,000     $9,615,583     $8,500,000     $9,866,304     $7,983,000     $9,266,200

                                                     Growth --%                   Balanced 0.6%                Conservative --%

                                             Principal                     Principal                     Principal
U.S. treasury obligations *                     amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds 4 1/4s, November
15, 2013                                       $20,000        $20,263       $100,000       $101,313            $--            $--
U.S. Treasury Notes 3 1/4s, August 15,
2008                                                --             --     10,321,000     10,372,605             --             --
                                                         ------------                  ------------                  ------------
Total U.S. treasury obligations  (cost
$20,117, $10,518,411  and $--)                                $20,263                   $10,473,918                           $--
---------------------------------------------------------------------------------------------------------------------------------

                                                    Growth 5.0%                  Balanced 10.6%              Conservative 15.6%

Corporate bonds                              Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value

Basic Materials                                                  0.6%                          0.9%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Finance LP
company guaranty  7 7/8s, 2009                 $16,000        $16,960        $29,000        $30,740            $--            $--
Abitibi-Consolidated, Inc. bonds
8.55s, 2010 (Canada)                           220,000        235,950        340,000        364,650             --             --
Acetex Corp. sr. notes 10 7/8s,
2009 (Canada)                                  250,000        275,000        110,000        121,000        265,000        291,500
AK Steel Corp. company guaranty 7
7/8s, 2009                                     277,000        274,923        435,000        431,738        376,000        373,180
Alcoa, Inc. notes 6 1/2s, 2011                      --             --        585,000        656,965        530,000        595,199
Avery Dennison Corp. notes 4 7/8s,
2013                                                --             --        110,000        111,375         70,000         70,875
Chevron Phillips Chemical Co.,
LLC notes 5 3/8s, 2007                              --             --        770,000        805,723        495,000        517,965
Compass Minerals Group, Inc. company
guaranty 10s, 2011                             290,000        324,800        445,000        498,400        440,000        492,800
Dow Chemical Co. (The) debs. 8.55s,
2009                                                --             --        335,000        396,784        215,000        254,652
Dow Chemical Co. (The) notes 5 3/4s,
2009                                                --             --        120,000        128,158        140,000        149,518
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s,
2009                                                --             --        270,000        261,302        320,000        309,691
Eastman Chemical Co. notes 3 1/4s,
2008                                                --             --        165,000        161,477        125,000        122,331
Equistar Chemicals LP/Equistar Funding
Corp. company guaranty 10 1/8s, 2008           615,000        690,338        833,000        935,043        497,000        557,883
Falconbridge, Ltd. bonds 5 3/8s, 2015
(Canada)                                            --             --        280,000        281,242        215,000        215,954
Georgia-Pacific Corp. bonds 7 3/4s,
2029                                           265,000        284,875        491,000        527,825             --             --
Georgia-Pacific Corp. company guaranty
8 7/8s, 2010                                   420,000        491,400        570,000        666,900        385,000        450,450
Georgia-Pacific Corp. debs. 7.7s, 2015          75,000         85,500             --             --             --             --
Georgia-Pacific Corp. sr. notes 8s,
2014                                                --             --        165,000        188,100        165,000        188,100
Hercules, Inc. company guaranty 11
1/8s, 2007                                     350,000        415,625        570,000        676,875        300,000        356,250
Huntsman ICI Chemicals, Inc. company
guaranty  10 1/8s, 2009                        375,000        393,750        575,000        603,750        415,000        435,750
Huntsman, LLC company guaranty 11
5/8s, 2010                                     240,000        277,800        325,000        376,188             --             --
ICI Wilmington Inc. company guaranty 5
5/8s, 2013                                          --             --         80,000         82,211         80,000         82,211
ICI Wilmington Inc. company guaranty 4
3/8s, 2008                                          --             --        255,000        255,470        225,000        225,415
IMC Global, Inc. company guaranty Ser.
B, 10 7/8s, 2008                               210,000        254,625        320,000        388,000        155,000        187,938
ISP Chemco, Inc. company guaranty Ser.
B, 10 1/4s, 2011                               420,000        468,300        834,000        929,910        529,000        589,835
Lubrizol Corp. (The) sr. notes 5 1/2s,
2014                                                --             --        205,000        203,577        180,000        178,751
Lyondell Chemical Co. notes Ser. A, 9
5/8s, 2007                                     755,000        822,006      1,169,000      1,272,749        483,000        525,866
MDP Acquisitions PLC sr. notes 9 5/8s,
2012 (Ireland)                                 360,000        406,800        545,000        615,850        330,000        372,900
Millennium America, Inc. company
guaranty 9 1/4s, 2008                          504,000        555,660        286,000        315,315        249,000        274,523
Millennium America, Inc. company
guaranty 7s, 2006                                   --             --        519,000        538,463        105,000        108,938
Monsanto Co. sr. notes  7 3/8s, 2012                --             --        190,000        222,459        150,000        175,626
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)         170,000        184,450        261,000        283,185        230,000        249,550
PCI Chemicals Canada sec. sr. notes
10s, 2008 (Canada)                             253,818        248,742        390,000        382,200        369,672        362,279
Pioneer Companies, Inc. sec. FRN
5.475s, 2006                                    23,375         22,908             --             --          6,229          6,104
Potlatch Corp. company guaranty 10s,
2011                                           195,000        220,350        295,000        333,350        190,000        214,700
Praxair, Inc. notes 6 3/8s, 2012                    --             --        105,000        118,139         80,000         90,011
Smurfit Capital Funding PLC notes 6
3/4s, 2005 (Ireland)                           270,000        278,100        212,000        218,360         25,000         25,750
Steel Dynamics, Inc. company guaranty
9 1/2s, 2009                                   210,000        235,725        320,000        359,200        300,000        336,750
Sterling Chemicals, Inc. sec. notes
10s, 2007 (PIK)                                102,282         96,145             --             --         68,188         64,097
Stone Container Corp. sr. notes 9
3/4s, 2011                                     480,000        531,600        695,000        769,713        405,000        448,538
Ucar Finance, Inc. company guaranty 10
1/4s, 2012                                     170,000        194,650        255,000        291,975        240,000        274,800
United States Steel Corp. sr. notes 9
3/4s, 2010                                      80,000         91,600        105,000        120,225         76,000         87,020
Weyerhaeuser Co. debs.  7.95s, 2025                 --             --        205,000        244,248        185,000        220,419
Weyerhaeuser Co. debs.  7 1/8s, 2023                --             --        140,000        154,929        120,000        132,796
Weyerhaeuser Co. notes  6 3/4s, 2012                --             --        225,000        252,312        220,000        246,705
Wheeling-Pittsburgh Steel  Corp. sr.
notes 6s, 2010                                      --             --             --             --         14,995         10,497
Wheeling-Pittsburgh Steel Corp. sr.
notes 5s, 2011                                      --             --             --             --         29,163         20,414
WHX Corp. sr. notes  10 1/2s, 2005             145,000        137,750             --             --         60,000         57,000
WMC Finance USA company guaranty 6
1/4s, 2033 (Australia)                              --             --         75,000         76,806         60,000         61,445
WMC Finance USA company guaranty 5
1/8s, 2013 (Australia)                              --             --        135,000        135,983        100,000        100,728
                                                         ------------                  ------------                  ------------
                                                            8,516,332                    16,788,864                    11,113,704

Capital Goods                                                    0.4%                          0.7%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
AEP Industries, Inc. sr. sub. notes 9
7/8s, 2007                                     180,000        183,375        220,000        224,125        250,000        254,688
AGCO Corp. company guaranty 9 1/2s,
2008                                           222,000        240,315        295,000        319,338             --             --
Air2 US 144A sinking fund Ser. D,
12.266s, 2020  (In default) (NON)              192,819              2        530,253              5        433,843              4
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008          720,000        779,400             --             --             --             --
Allied Waste North America,  Inc. sr.
notes 7 7/8s, 2013                                  --             --        330,000        348,150        305,000        321,775
BE Aerospace, Inc. sr. sub. notes 9
1/2s, 2008                                     145,000        150,075             --             --        210,000        217,350
BE Aerospace, Inc. sr. sub.  notes
Ser. B, 8s, 2008                               285,000        281,438        610,000        602,375        250,000        246,875
Blount, Inc. sr. sub. notes  8 7/8s,
2012                                           115,000        122,188        155,000        164,688         85,000         90,313
Boeing Capital Corp. sr. notes 7 3/8s,
2010                                                --             --         55,000         63,900         10,000         11,618
Boeing Co. (The) debs. 6 7/8s, 2043                 --             --        150,000        167,450        185,000        206,522
Browning-Ferris Industries, Inc.
debs. 7.4s, 2035                                    --             --      1,218,000      1,071,840        620,000        545,600
Bunge, Ltd. Finance Corp. company
guaranty 7.8s, 2012                                 --             --         40,000         47,297         50,000         59,121
Bunge, Ltd. Finance Corp. company
guaranty 4 3/8s, 2008                               --             --        195,000        196,396        185,000        186,324
Bunge, Ltd. Finance Corp. notes 5
7/8s, 2013                                          --             --        100,000        105,377         75,000         79,033
Crown Holdings SA notes 10 7/8s, 2013
(France)                                       370,000        430,125        500,000        581,250        455,000        528,938
Crown Holdings SA notes 9 1/2s, 2011
(France)                                       420,000        468,300        655,000        730,325             --             --
Decrane Aircraft Holdings Co. company
guaranty 17s, 2008                                  --             --             --             --        297,000        112,860
Earle M. Jorgensen Co. sec. notes 9
3/4s, 2012                                     170,000        189,125        170,000        189,125        120,000        133,500
FIMEP SA sr. notes 10 1/2s, 2013
(France)                                       260,000        304,200        395,000        462,150        365,000        427,050
Flowserve Corp. company guaranty 12
1/4s, 2010                                     232,000        260,420        270,000        303,075        240,000        269,400
L-3 Communications Corp. company
guaranty 7 5/8s, 2012                          290,000        319,000        553,000        608,300        181,000        199,100
L-3 Communications Corp. company
guaranty 6 1/8s, 2013                           75,000         75,938             --             --             --             --
Legrand SA debs. 8 1/2s, 2025 (France)          25,000         28,625         40,000         45,800         40,000         45,800
Litton Industries, Inc. sr. notes 8s,
2009                                                --             --        390,000        453,948        365,000        424,849
Lockheed Martin Corp. bonds 8 1/2s,
2029                                                --             --        275,000        363,648        260,000        343,813
Manitowoc Co., Inc. (The) company
guaranty  10 1/2s, 2012                        200,000        230,500        305,000        351,513        290,000        334,225
Northrop Grumman Corp. notes 4.079s,
2006                                                --             --        115,000        116,814        105,000        106,656
Owens-Brockway Glass company guaranty
8 7/8s, 2009                                        --             --      1,193,000      1,297,388        293,000        318,638
Owens-Brockway Glass sr. sec. notes 8
3/4s, 2012                                     850,000        943,500        110,000        122,100             --             --
Pliant Corp. company guaranty 13s,
2010                                                --             --             --             --         30,000         25,800
Raytheon Co. bonds  5 3/8s, 2013                    --             --         85,000         88,375        100,000        103,971
Raytheon Co. debs. 7s, 2028                         --             --        140,000        158,090        130,000        146,797
Raytheon Co. debs. 6s, 2010                         --             --             --             --         55,000         60,271
Raytheon Co. notes 8.3s, 2010                       --             --        220,000        262,999        270,000        322,772
Raytheon Co. notes 6 3/4s, 2007                     --             --        495,000        541,392        330,000        360,928
Raytheon Co. notes 4.85s, 2011                      --             --        180,000        183,257        160,000        162,895
Sealed Air Corp. 144A bonds 6 7/8s,
2033                                                --             --        170,000        181,472        155,000        165,460
Sealed Air Corp. 144A notes 5 5/8s,
2013                                                --             --        205,000        210,769        135,000        138,799
Sequa Corp. sr. notes 9s, 2009                 480,000        526,800        657,000        721,058        339,000        372,053
Sequa Corp. sr. notes Ser. B, 8 7/8s,
2008                                                --             --             --             --         10,000         10,850
Tekni-Plex, Inc. company guaranty Ser.
B, 12 3/4s, 2010                               250,000        209,375        340,000        284,750        240,000        201,000
Terex Corp. company guaranty Ser. B,
10 3/8s, 2011                                  180,000        203,400             --             --         85,000         96,050
Waste Management, Inc. sr. notes 7
3/8s, 2010                                          --             --        270,000        311,660        255,000        294,345
                                                         ------------                  ------------                  ------------
                                                            5,946,101                    11,880,199                     7,926,043

Communication Services                                           0.5%                          0.9%                          1.5%
---------------------------------------------------------------------------------------------------------------------------------
Alamosa Delaware, Inc.
company guaranty 11s, 2010                     131,000        148,358        103,000        116,648        128,000        144,960
Alamosa Delaware, Inc.
company guaranty stepped-coupon zero
% (12s, 7/31/05), 2009 (STP)                   197,000        202,910         33,000         33,990        122,000        125,660
American Cellular Corp. sr. notes Ser.
B, 10s, 2011                                   335,000        271,350        485,000        392,850        305,000        247,050
American Tower Corp. sr. notes 9 3/8s,
2009                                           422,000        447,320        366,000        387,960        239,000        253,340
Ameritech Capital Funding company
guaranty 6 1/4s, 2009                               --             --        450,000        486,600        295,000        318,993
Asia Global Crossing, Ltd. sr. notes
13 3/8s, 2010 (Bermuda) (In default)
(NON)                                          190,000         15,200             --             --        100,000          8,000
AT&T Wireless Services, Inc. notes 8
1/8s, 2012                                          --             --         20,000         24,167             --             --
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031                                        --             --        350,000        459,561        240,000        315,127
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011                                        --             --        570,000        675,331        660,000        781,963
Bell Atlantic Financial Services
notes Ser. A, 7.6s, 2007                            --             --        490,000        538,504        405,000        445,090
Bellsouth Capital Funding notes 7
3/4s, 2010                                          --             --        270,000        314,466        190,000        221,291
Centennial Cellular Operating  Co.
company guaranty  10 1/8s, 2013                230,000        242,075        350,000        368,375             --             --
Centennial Cellular Operating Co.,
LLC sr. sub. notes 10 3/4s, 2008               152,000        158,080        206,000        214,240        215,000        223,600
Cincinnati Bell, Inc. company guaranty
7 1/4s, 2013                                   365,000        351,313        515,000        495,688        510,000        490,875
Crown Castle International  Corp. sr.
notes 10 3/4s, 2011                            330,000        367,125             --             --        160,000        178,000
Crown Castle International Corp. sr.
notes 9 3/8s, 2011                              70,000         80,500        500,000        575,000        140,000        161,000
Deutsche Telekom International Finance
BV bonds 8 1/2s, 2010 (Netherlands)                 --             --        400,000        479,435        200,000        239,718
Deutsche Telekom International Finance
BV company guaranty  8 3/4s, 2030
(Netherlands)                                       --             --        450,000        578,412        535,000        687,668
Dobson Communications Corp. sr. notes
10 7/8s, 2010                                   76,000         55,670        420,000        307,650             --             --
Eircom Funding notes 8 1/4s, 2013
(Ireland)                                      295,000        323,025        450,000        492,750        185,000        202,575
Firstworld Communication Corp. sr.
disc. notes zero %, 2008 (In default)
(NON)                                          461,342             46             --             --        319,391             32
France Telecom notes 9 1/4s, 2031
(France)                                            --             --         50,000         66,293             --             --
France Telecom notes 7 3/4s, 2011
(France)                                            --             --        800,000        957,664        745,000        891,825
Globix Corp. company guaranty 11s,
2008 (PIK)                                      57,898         48,634             --             --         30,021         25,218
Koninklijke (Royal) KPN NV sr. unsub.
notes 8 3/8s, 2030 (Netherlands)                    --             --        225,000        290,561        195,000        251,819
New England Telephone & Telegraph Co.
debs.  7 7/8s, 2029                                 --             --        415,000        500,392        320,000        385,845
Nextel Communications, Inc. sr. notes
6 7/8s, 2013                                        --             --        225,000        234,000        210,000        218,400
Nextel Communications, Inc. sr. notes
5.95s, 2014                                    530,000        519,400        755,000        739,900        495,000        485,100
Nextel Partners, Inc. sr. notes 12
1/2s, 2009                                     331,000        383,133        448,000        518,560         82,000         94,915
Qwest Corp. 144A notes  9 1/8s, 2012         1,235,000      1,358,500      1,165,000      1,281,500        695,000        764,500
Rural Cellular Corp. sr. sub.  notes
Ser. B, 9 5/8s, 2008                           505,000        467,125             --             --        370,000        342,250
Sprint Capital Corp. company guaranty
7 5/8s, 2011                                        --             --        450,000        519,899        400,000        462,132
Sprint Capital Corp. company guaranty
6 7/8s, 2028                                        --             --        555,000        582,136        315,000        330,401
Sprint Capital Corp. company guaranty
6 1/8s, 2008                                        --             --        100,000        107,938        170,000        183,494
Sprint Capital Corp. notes 8 3/8s,
2012                                                --             --             --             --         65,000         78,724
Telecom Italia Capital 144A company
guaranty 6 3/8s,  2033 (Luxembourg)                 --             --        345,000        356,335        320,000        330,513
Telecom Italia Capital 144A company
guaranty 5 1/4s,  2013 (Luxembourg)                 --             --        240,000        244,488        210,000        213,927
Telecom Italia Capital 144A company
guaranty 4s, 2008 (Luxembourg)                      --             --        335,000        336,883        295,000        296,658
Telefonica Europe BV company guaranty
7 3/4s, 2010 (Netherlands)                          --             --        430,000        506,705        315,000        371,191
Triton PCS, Inc. company guaranty 9
3/8s, 2011                                          --             --        470,000        337,225             --             --
TSI Telecommunication Services, Inc.
company guaranty Ser. B, 12 3/4s, 2009         190,000        212,800             --             --        120,000        134,400
UbiquiTel Operating Co. bonds
stepped-coupon zero % (14s, 4/15/05),
2010 (STP)                                     213,000        224,183             --             --        137,000        144,193
United States Cellular Corp. notes
6.7s, 2033                                          --             --        165,000        164,747        150,000        149,770
Verizon New England, Inc. sr. notes 6
1/2s, 2011                                          --             --        275,000        303,364        345,000        380,583
Verizon Pennsylvania, Inc. debs.
8.35s, 2030                                         --             --        440,000        556,862        350,000        442,958
Vodafone Group PLC notes 7 7/8s,
2030 (United Kingdom)                               --             --        270,000        340,888        335,000        422,953
Vodafone Group PLC notes 7 3/4s,
2010 (United Kingdom)                               --             --        100,000        117,305         10,000         11,731
Western Wireless Corp. sr. notes 9
1/4s, 2013                                     390,000        397,800        565,000        576,300        275,000        280,500
                                                         ------------                  ------------                  ------------
                                                            6,274,547                    16,581,572                    12,738,942

Conglomerates                                                     --%                          0.1%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Textron Financial Corp. notes 6s, 2009              --             --        375,000        412,502        345,000        379,501
Tyco International Group SA company
guaranty 7s, 2028 (Luxembourg)                      --             --        325,000        366,672        230,000        259,491
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)                  --             --        360,000        405,032        375,000        421,909
                                                         ------------                  ------------                  ------------
                                                                   --                     1,184,206                     1,060,901

Consumer Cyclicals                                               1.1%                          1.5%                          2.4%
---------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc. company
guaranty 10 3/4s, 2009                          85,000         96,475        100,000        113,500        100,000        113,500
Argosy Gaming Co. sr. sub. notes 9s,
2011                                            20,000         22,550             --             --             --             --
Asbury Automotive Group, Inc. sr. sub.
notes 8s, 2014                                 210,000        206,850             --             --        150,000        147,750
Autonation, Inc. company guaranty 9s,
2008                                           280,000        322,000        450,000        517,500        400,000        460,000
Beazer Homes USA, Inc.
company guaranty 8 5/8s, 2011                  170,000        187,000        254,000        279,400        243,000        267,300
Boyd Gaming Corp. sr. sub. notes 7
3/4s, 2012                                     230,000        246,675        350,000        375,375        190,000        203,775
Building Materials Corp. company
guaranty 8s, 2008                              155,000        161,200             --             --        110,000        114,400
CanWest Media, Inc. sr. sub.  notes 10
5/8s, 2011 (Canada)                            250,000        283,750        135,000        153,225        210,000        238,350
Cendant Corp. notes  6 1/4s, 2010                   --             --        525,000        570,883        375,000        407,774
Cendant Corp. sr. notes 7 3/8s, 2013                --             --        140,000        162,080        255,000        295,216
Coinmach Corp. sr. notes  9s, 2010             270,000        279,450        390,000        403,650        380,000        393,300
Collins & Aikman Products company
guaranty  10 3/4s, 2011                        140,000        140,000        185,000        185,000         95,000         95,000
D.R. Horton, Inc. company guaranty 8s,
2009                                                --             --        360,000        408,600        280,000        317,800
D.R. Horton, Inc. sr. notes 5 7/8s,
2013                                           619,000        631,380        805,000        821,100        665,000        678,300
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010                           --             --        785,000        912,680        595,000        691,777
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009                         --             --             --             --         75,000         84,417
DaimlerChrysler NA Holding Corp.
company guaranty Ser. D, 3.4s, 2004                 --             --        360,000        360,820        235,000        235,536
Dana Corp. notes 9s, 2011                      325,000        391,625        460,000        554,300        220,000        265,100
Dana Corp. notes 7s, 2029                       10,000         10,050             --             --             --             --
Dayton Superior Corp. sec. notes 10
3/4s, 2008                                     465,000        497,550        370,000        395,900        235,000        251,450
Delco Remy International, Inc. company
guaranty 11s, 2009                             250,000        262,500             --             --        120,000        126,000
Dura Operating Corp. company guaranty
Ser. D, 9s, 2009                               320,000        285,600        460,000        410,550        260,000        232,050
Federated Department Stores,  Inc. sr.
notes 6 5/8s, 2011                                  --             --        170,000        189,931        155,000        173,173
FelCor Lodging LP company guaranty
10s, 2008 (R)                                   41,000         43,050         60,000         63,000         56,000         58,800
Ford Motor Co. debs.  9.98s, 2047                   --             --        425,000        523,212        350,000        430,880
Ford Motor Credit Corp. notes 7 7/8s,
2010                                                --             --        495,000        552,100        625,000        697,096
Ford Motor Credit Corp. notes 7 3/8s,
2009                                                --             --        375,000        410,751        305,000        334,077
Ford Motor Credit Corp. notes 6 1/2s,
2007                                                --             --        185,000        196,031        135,000        143,050
General Motors Acceptance  Corp. bonds
8s, 2031                                            --             --        330,000        341,547        225,000        232,873
General Motors Corp. debs. 8 3/8s,
2033                                                --             --        160,000        170,059        260,000        276,346
General Motors Corp. notes 7.2s, 2011               --             --         30,000         31,772             --             --
Goodyear Tire & Rubber Co. (The) notes
7.857s, 2011                                   230,000        216,775        317,000        298,773        310,000        292,175
GTECH Holdings Corp. notes 4 3/4s,
2010                                                --             --        190,000        191,511        180,000        181,432
Hilton Hotels Corp. notes 8 1/4s, 2011              --             --        250,000        296,250        165,000        195,525
Hilton Hotels Corp. notes 7 5/8s, 2012              --             --        265,000        308,725        300,000        349,500
HMH Properties, Inc.  company guaranty
Ser. B,  7 7/8s, 2008 (R)                      157,000        161,514        231,000        237,641        170,000        174,888
Hollinger Participation Trust 144A sr.
notes 12 1/8s,  2010 (Canada) (PIK)            259,187        301,953        363,767        423,789        124,311        144,822
Hollywood Park, Inc. company guaranty
Ser. B, 9 1/4s, 2007                           280,000        287,000        270,000        276,750        260,000        266,500
Icon Health & Fitness company guaranty
11 1/4s, 2012                                  295,000        315,650        440,000        470,800        265,000        283,550
JC Penney Co., Inc. debs. 7.95s, 2017               --             --        120,000        138,600        115,000        132,825
JC Penney Co., Inc. debs. 7.65s, 2016               --             --        520,000        590,200        400,000        454,000
JC Penney Co., Inc. debs. 7 1/8s, 2023         215,000        227,363         25,000         26,438        175,000        185,063
JC Penney Co., Inc. notes  9s, 2012            225,000        273,375             --             --        115,000        139,725
JC Penney Co., Inc. notes  8s, 2010             80,000         91,100        720,000        819,900             --             --
John Q. Hammons Hotels LP/ John Q.
Hammons Hotels Finance Corp. III 1st
mtge. Ser. B, 8 7/8s, 2012                     410,000        457,150        615,000        685,725        365,000        406,975
Jostens, Inc. sr. sub. notes  12 3/4s,
2010                                           110,000        123,122        170,000        190,279        175,000        195,876
K. Hovnanian Enterprises, Inc. company
guaranty 10 1/2s, 2007                          80,000         93,400             --             --         50,000         58,375
K. Hovnanian Enterprises, Inc. sr.
notes 6 1/2s, 2014                             200,000        204,500        440,000        449,900        380,000        388,550
KB Home sr. sub. notes  9 1/2s, 2011           130,000        144,625        225,000        250,313        195,000        216,938
Lear Corp. company guaranty  Ser. B,
8.11s, 2009                                         --             --        160,000        184,735        150,000        173,189
Levi Strauss & Co. sr. notes 12 1/4s,
2012                                           230,000        243,225        350,000        370,125        330,000        348,975
Mandalay Resort Group sr. notes 9
1/2s, 2008                                          --             --             --             --        230,000        264,500
Mandalay Resort Group sr. sub.  notes
Ser. B, 10 1/4s, 2007                          395,000        448,325        415,000        471,025             --             --
May Department Stores Co.  144A notes
5 3/4s, 2014                                        --             --        110,000        113,374        100,000        103,067
MGM Mirage, Inc. company guaranty 8
3/8s, 2011                                     315,000        347,681        436,000        481,235        216,000        238,410
Mohegan Tribal Gaming Authority sr.
sub. notes 6 3/8s, 2009                        340,000        352,750        245,000        254,188        479,000        496,963
Nordstrom, Inc. debs.  6.95s, 2028                  --             --        160,000        177,050        140,000        154,919
Owens Corning notes 7 1/2s, 2005 (In
default) (NON)                                 275,000        125,125        380,000        172,900        270,000        122,850
Park Place Entertainment Corp. sr.
notes 7s, 2013                                      --             --        170,000        189,125        160,000        178,000
Park Place Entertainment Corp. sr.
sub. notes 9 3/8s, 2007                             --             --        830,000        925,450        455,000        507,325
Park Place Entertainment Corp. sr.
sub. notes 8 7/8s, 2008                        550,000        627,000             --             --             --             --
Penn National Gaming, Inc. company
guaranty Ser. B, 11 1/8s, 2008                 300,000        325,875             --             --             --             --
Penn National Gaming, Inc. sr. sub.
notes 8 7/8s, 2010                              50,000         54,813        540,000        591,975        290,000        317,913
PRIMEDIA, Inc. company guaranty 8
7/8s, 2011                                     370,000        370,000        600,000        600,000             --             --
PRIMEDIA, Inc. company guaranty 7
5/8s, 2008                                          --             --        425,000        419,688             --             --
PRIMEDIA, Inc. 144A sr. notes 8s, 2013         265,000        251,750             --             --        305,000        289,750
Pulte Homes, Inc. company guaranty 7
7/8s, 2011                                          --             --        495,000        576,354        365,000        424,988
RadioShack Corp. notes  7 3/8s, 2011                --             --        270,000        310,756        250,000        287,737
RH Donnelley Finance Corp. I 144A sr.
notes 8 7/8s, 2010                             385,000        435,050        585,000        661,050        360,000        406,800
Russell Corp. company guaranty 9 1/4s,
2010                                           170,000        184,450        130,000        141,050        240,000        260,400
Ryland Group, Inc. sr. notes 9 3/4s,
2010                                           115,000        126,788        179,000        197,348        160,000        176,400
Saks, Inc. company guaranty 7 1/2s,
2010                                           525,000        561,750             --             --             --             --
Saks, Inc. company guaranty 7s, 2013                --             --        531,000        541,620        329,000        335,580
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 7/8s, 2012             325,000        367,656        520,000        588,250        300,000        339,375
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 3/8s, 2007              70,000         75,425         45,000         48,488         90,000         96,975
Station Casinos, Inc. sr. notes 6s,
2012                                           270,000        276,750        405,000        415,125        375,000        384,375
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013                          510,000        581,400        745,000        849,300        430,000        490,200
Tommy Hilfiger USA, Inc. company
guaranty 6.85s, 2008                           140,000        145,250        150,000        155,625        110,000        114,125
Trump Atlantic City Associates company
guaranty 11 1/4s, 2006                         515,000        444,188        385,000        332,063        385,000        332,063
TRW Automotive Inc. sr. notes 9 3/8s,
2013                                           397,000        453,573        549,000        627,233        128,000        146,240
United Auto Group, Inc. company
guaranty 9 5/8s, 2012                          230,000        253,575        255,000        281,138        250,000        275,625
Venetian Casino Resort, LLC company
guaranty 11s, 2010                             170,000        196,775        265,000        306,738        165,000        190,988
Vertis, Inc. company guaranty  Ser. B,
10 7/8s, 2009                                  465,000        499,294        625,000        671,094        230,000        246,963
Von Hoffman Press, Inc. company
guaranty 10 3/8s, 2007                          60,000         61,125             --             --         30,000         30,563
Von Hoffman Press, Inc. company
guaranty 10 1/4s, 2009                          60,000         66,525        315,000        349,256        120,000        133,050
Von Hoffman Press, Inc. debs. 13s,
2009 (PIK)                                     191,576        199,718             --             --         45,550         47,486
WCI Communities, Inc. company guaranty
10 5/8s, 2011                                       --             --        490,000        554,925        260,000        294,450
WCI Communities, Inc. company guaranty
9 1/8s, 2012                                   230,000        255,875             --             --             --             --
William Carter Holdings Co. (The)
company guaranty Ser. B, 10 7/8s, 2011         111,000        125,708        150,000        169,875        143,000        161,948
                                                         ------------                  ------------                  ------------
                                                           15,422,651                    27,486,718                    20,404,001

Consumer Staples                                                 0.8%                          1.4%                          1.9%
---------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr.
notes 10 7/8s, 2010 (In default) (NON)         530,000        487,600      1,140,000      1,048,800        360,000        331,200
Adelphia Communications Corp. sr.
notes Ser. B, 9 7/8s, 2007 (In
default) (NON)                                 345,000        310,500             --             --        115,000        103,500
Adelphia Communications Corp. sr.
notes Ser. B, 7 3/4s, 2009 (In
default) (NON)                                  70,000         61,600             --             --             --             --
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2011                                        --             --             --             --        216,000        221,940
AOL Time Warner, Inc. bonds 7 5/8s,
2031                                                --             --             --             --        105,000        120,855
Archer Daniels Midland Co. debs. 8
1/8s, 2012                                          --             --        335,000        413,596        320,000        395,077
Armkel, LLC/Armkel Finance sr. sub.
notes 9 1/2s, 2009                             195,000        212,550        285,000        310,650        260,000        283,400
AT&T Broadband Corp. company guaranty
8 3/8s, 2013                                        --             --        565,000        684,209        600,000        726,594
British Sky Broadcasting PLC company
guaranty 8.2s, 2009 (United Kingdom)           250,000        291,328             --             --             --             --
Cadbury Schweppes US Finance  LLC 144A
notes 3 7/8s, 2008                                  --             --        415,000        415,835        340,000        340,684
Chancellor Media Corp.
company guaranty 8s, 2008                      280,000        317,528        455,000        515,983             --             --
Charter Communications Holdings,
LLC/Capital Corp. sr. disc. notes
stepped-coupon zero % (11 3/4s,
5/15/06), 2011 (STP)                           735,000        455,700             --             --             --             --
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 11 1/8s,
2011                                           290,000        234,900        405,000        328,050        705,000        571,050
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 8 5/8s,
2009                                           460,000        357,650      1,425,000      1,107,938        205,000        159,388
Clear Channel Communications, Inc. sr.
notes 5 3/4s, 2013                                  --             --        250,000        256,780        220,000        225,966
ConAgra Foods, Inc. notes 7 7/8s, 2010              --             --        375,000        442,046        275,000        324,167
ConAgra Foods, Inc. notes 6 3/4s, 2011              --             --        115,000        129,390        155,000        174,395
Constellation Brands, Inc. company
guaranty Ser. B,  8s, 2008                     170,000        187,638             --             --        240,000        264,900
Constellation Brands, Inc. sr. sub.
notes Ser. B,  8 1/8s, 2012                         --             --        270,000        297,675             --             --
Cox Communications, Inc. notes 7 3/4s,
2010                                                --             --        135,000        150,452        200,000        222,892
Cox Enterprises, Inc. 144A notes 8s,
2007                                                --             --        215,000        230,747        115,000        123,423
CSC Holdings, Inc. debs. 7 5/8s, 2018          185,000        188,700        690,000        703,800             --             --
CSC Holdings, Inc. debs. Ser. B, 8
1/8s, 2009                                     615,000        653,438        580,000        616,250        495,000        525,938
CVS Corp. 144A
pass-through certificates 6.117s, 2013              --             --        229,648        247,849        178,094        192,210
Dean Foods Co. sr. notes  8.15s, 2007          175,000        190,313        270,000        293,625        236,000        256,650
Del Monte Corp. company guaranty Ser.
B, 9 1/4s, 2011                                295,000        325,238        490,000        540,225        170,000        187,425
Delhaize America, Inc.
company guaranty 8 1/8s, 2011                  340,000        388,288        500,000        571,012        290,000        331,187
Diageo PLC company guaranty 8s,
2022 (United Kingdom)                               --             --        165,000        211,951        135,000        173,414
DirecTV Holdings, LLC sr. notes 8
3/8s, 2013                                     340,000        386,750        540,000        614,250        130,000        147,875
Diva Systems Corp. sr. disc. notes
Ser. B, 12 5/8s, 2008 (In default)
(NON)                                        1,829,000          2,286             --             --      1,123,000          1,404
Doane Pet Care Co. sr. sub. debs. 9
3/4s, 2007                                     300,000        287,250        455,000        435,663        430,000        411,725
Dole Food Co. sr. notes 8 5/8s, 2009           129,000        140,610        258,000        281,220        115,000        125,350
Echostar DBS Corp. sr. notes 6 3/8s,
2011                                           640,000        648,000        905,000        916,313        575,000        582,188
Foster's Finance Corp. 144A notes 4
7/8s, 2014                                          --             --        100,000         99,094         90,000         89,185
Fred Meyer, Inc. Holding Co. company
guaranty 7.45s, 2008                                --             --        345,000        385,339        160,000        178,708
Grand Metro Investment Corp. company
guaranty 9s, 2011                                   --             --         45,000         56,954         55,000         69,611
Hindustan Lever debs. 9s, 2005                  58,813          7,680             --             --             --             --
Hormel Foods Corp. notes 6 5/8s, 2011               --             --        480,000        538,654        310,000        347,880
Insight Midwest LP/Insight Capital,
Inc. sr. notes 10 1/2s, 2010                   160,000        175,200        250,000        273,750             --             --
Johnson (SC) & Son, Inc. 144A bonds 5
3/4s, 2033                                          --             --        365,000        363,957        260,000        259,257
Jones Intercable, Inc. sr. notes 7
5/8s, 2008                                          --             --        110,000        122,156         25,000         27,763
Knology, Inc. 144A sr. notes 12s, 2009
(PIK)                                           31,672         30,722             --             --         13,398         12,996
Kraft Foods, Inc. notes 5 5/8s, 2011                --             --      1,005,000      1,061,535        610,000        644,315
Kraft Foods, Inc. notes 4 5/8s, 2006                --             --         15,000         15,426        115,000        118,268
Land O'Lakes, Inc. sr. notes 8 3/4s,
2011                                           455,000        423,150        695,000        646,350        280,000        260,400
Liberty Media Corp. sr. notes 5.7s,
2013                                                --             --        300,000        296,589        300,000        296,589
Miller Brewing Co. 144A notes 5 1/2s,
2013                                                --             --        305,000        317,533        235,000        244,657
Miller Brewing Co. 144A notes 4 1/4s,
2008                                                --             --        270,000        274,467        215,000        218,557
News America Holdings, Inc. company
guaranty 9 1/4s, 2013                               --             --        315,000        404,682        220,000        282,635
News America, Inc. company guaranty 4
3/4s, 2010                                          --             --             --             --         85,000         86,539
Playtex Products, Inc.
company guaranty 9 3/8s, 2011                  350,000        358,750        510,000        522,750        310,000        317,750
Premium Standard Farms, Inc. sr. notes
9 1/4s, 2011                                   355,000        370,975        165,000        172,425        295,000        308,275
Quebecor Media, Inc. sr. notes 11
1/8s, 2011 (Canada)                            340,000        392,700        520,000        600,600        210,000        242,550
Remington Arms Co., Inc. company
guaranty  10 1/2s, 2011                        235,000        223,250        350,000        332,500        345,000        327,750
Rite Aid Corp. debs.  6 7/8s, 2013             405,000        354,375        105,000         91,875             --             --
Rite Aid Corp. notes  7 1/8s, 2007                  --             --        270,000        272,025             --             --
Rite Aid Corp. sr. notes  9 1/4s, 2013         130,000        133,250        445,000        456,125        430,000        440,750
Royal Caribbean Cruises, Ltd. sr.
notes 8 3/4s, 2011  (Liberia)                  250,000        291,875        340,000        396,950             --             --
Sbarro, Inc. company guaranty 11s,
2009                                           200,000        187,000        110,000        102,850        235,000        219,725
Sinclair Broadcast Group, Inc. company
guaranty 8s, 2012                              260,000        269,750        390,000        404,625        140,000        145,250
Six Flags, Inc. sr. notes  8 7/8s,
2010                                           205,000        192,700        865,000        813,100        365,000        343,100
TCI Communications, Inc. debs. 9.8s,
2012                                                --             --        320,000        408,014        295,000        376,138
TCI Communications, Inc. debs. 8 3/4s,
2015                                                --             --        175,000        218,131        100,000        124,646
TCI Communications, Inc. debs. 7 7/8s,
2013                                                --             --        365,000        427,231        405,000        474,051
Time Warner, Inc. debs.  9.15s, 2023                --             --         50,000         64,439             --             --
Time Warner, Inc. debs.  9 1/8s, 2013               --             --      1,030,000      1,289,600        805,000      1,007,891
Time Warner, Inc. notes  8.18s, 2007                --             --             --             --        210,000        235,007
Tyson Foods, Inc. notes  7 1/4s, 2006               --             --        140,000        150,139        140,000        150,139
Tyson Foods, Inc. notes 6  5/8s, 2004               --             --        380,000        380,000        250,000        250,000
USA Interactive notes 7s, 2013                      --             --        120,000        131,326        110,000        120,382
Vivendi Universal SA sr. notes  9
1/4s, 2010 (France)                            240,000        283,200        385,000        454,300             --             --
Vivendi Universal SA sr. notes  6
1/4s, 2008 (France)                            285,000        302,100        455,000        482,300             --             --
Williams Scotsman, Inc. company
guaranty  9 7/8s, 2007                         250,000        239,375        340,000        325,550        260,000        248,950
Young Broadcasting, Inc. company
guaranty 10s, 2011                             185,000        190,550        260,000        267,800        124,000        127,720
Yum! Brands, Inc. sr. notes 8 7/8s,
2011                                                --             --        125,000        155,420        120,000        149,203
                                                         ------------                  ------------                  ------------
                                                           10,554,469                    25,540,870                    16,271,434

Energy                                                           0.3%                          0.5%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
Amerada Hess Corp. notes 7 3/8s, 2009               --             --        150,000        168,577        130,000        146,100
Amerada Hess Corp. unsub notes 6.65s,
2011                                                --             --         65,000         71,767         65,000         71,767
AmeriGas Partners LP/AmeriGas Eagle
Finance Corp. sr. notes 8 7/8s, 2011           240,000        264,600        201,000        221,603        194,000        213,885
Anadarko Finance Co. company guaranty
Ser. B, 6 3/4s, 2011                                --             --        195,000        220,844        180,000        203,856
Arch Western Finance, LLC  144A sr.
notes 7 1/2s, 2013                             160,000        172,000        250,000        268,750        240,000        258,000
Bluewater Finance, Ltd.  company
guaranty 10 1/4s,  2012 (Cayman
Islands)                                       115,000        124,775        180,000        195,300        165,000        179,025
BRL Universal Equipment sec. notes 8
7/8s, 2008                                     275,000        292,875        520,000        553,800        236,000        251,340
Chesapeake Energy Corp. company
guaranty 9s, 2012                                   --             --        665,000        759,763        285,000        325,613
Chesapeake Energy Corp. company
guaranty 7 3/4s, 2015                          503,000        548,270         55,000         59,950        117,000        127,530
Conoco Funding Co. company guaranty
6.35s, 2011                                         --             --        785,000        875,456        595,000        663,562
Dresser, Inc. company guaranty 9 3/8s,
2011                                           205,000        224,988        275,000        301,813        275,000        301,813
El Paso Energy Partners LP company
guaranty Ser. B, 8 1/2s, 2011                  107,000        120,375        161,000        181,125        151,000        169,875
Encore Acquisition Co.
company guaranty 8 3/8s, 2012                   95,000        105,925         85,000         94,775        135,000        150,525
Enterprise Products Operating LP 144A
sr. notes 5.6s, 2014                                --             --        130,000        130,988        110,000        110,836
Enterprise Products Operating LP 144A
sr. notes 4 5/8s, 2009                              --             --        160,000        161,329        140,000        141,163
Enterprise Products Operating LP 144A
sr. notes 4s, 2007                                  --             --         60,000         60,346         55,000         55,317
Forest Oil Corp. company guaranty 7
3/4s, 2014                                      95,000        102,600        145,000        156,600        135,000        145,800
Kerr-McGee Corp. company guaranty 6
7/8s, 2011                                          --             --        280,000        313,218        260,000        290,845
MidAmerican Energy Holdings  Co. sr.
notes 4 5/8s, 2007                                  --             --        920,000        938,070        590,000        601,588
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012                                          --             --        300,000        308,413        280,000        287,852
Newfield Exploration Co. sr. notes 7
5/8s, 2011                                     215,000        241,875        345,000        388,125        230,000        258,750
Newfield Exploration Co. 144A sr. sub.
notes 6 5/8s, 2014                             265,000        276,263             --             --             --             --
Occidental Petroleum Corp. debs. 10
1/8s, 2009                                          --             --        390,000        490,170        250,000        314,212
Ocean Energy, Inc. company guaranty 7
1/4s, 2011                                          --             --        185,000        210,126        200,000        227,163
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011                                     69,153         74,373        100,587        108,178         72,297         77,753
Parker Drilling Co. company guaranty
Ser. B, 10 1/8s, 2009                           79,000         84,135        119,000        126,735        104,000        110,760
Petro-Canada, Ltd. bonds 5.35s, 2033
(Canada)                                            --             --        155,000        139,485        150,000        134,986
Phillips Petroleum Co. notes 8 3/4s,
2010                                                --             --        205,000        252,238        300,000        369,129
Plains Exploration & Production Co.
company guaranty Ser. B, 8 3/4s, 2012          170,000        190,825         90,000        101,025        200,000        224,500
Pogo Producing Co. sr. sub. notes
Ser. B, 8 1/4s, 2011                           240,000        264,000        430,000        473,000        195,000        214,500
Schlumberger Technology Corp. 144A
notes 6 1/2s, 2012                                  --             --        380,000        426,409        350,000        392,745
Seven Seas Petroleum, Inc. sr. notes
Ser. B, 12 1/2s, 2005 (In default)
(NON)                                               --             --             --             --         60,000              1
Star Gas Partners LP/Star Gas Finance
Co. sr. notes  10 1/4s, 2013                   215,000        235,425        330,000        361,350        310,000        339,450
Sunoco, Inc. notes 4 7/8s, 2014                     --             --        130,000        128,712        110,000        108,910
Vintage Petroleum, Inc. sr. notes 8
1/4s, 2012                                     145,000        160,950        235,000        260,850        160,000        177,600
XTO Energy, Inc. sr. notes 7 1/2s,
2012                                                --             --         65,000         76,361         60,000         70,487
                                                         ------------                  ------------                  ------------
                                                            3,484,254                     9,585,251                     7,717,238

Financial                                                        0.1%                          1.8%                          3.3%
---------------------------------------------------------------------------------------------------------------------------------
Ace INA Holdings, Inc.
company guaranty 8.3s, 2006                         --             --        300,000        327,447        280,000        305,617
Allfirst Financial Inc. sub. notes
7.2s, 2007                                          --             --        235,000        259,089        180,000        198,451
American General Corp. notes 7 1/2s,
2010                                                --             --        995,000      1,162,203        775,000        905,233
Archstone-Smith Operating Trust notes
5s, 2007 (R)                                        --             --        985,000      1,022,076        625,000        648,525
AXA Financial, Inc. sr. notes 7 3/4s,
2010                                                --             --        290,000        340,037        220,000        257,959
Bank of America Corp. sub. notes 7.4s,
2011                                                --             --      1,560,000      1,818,094      1,400,000      1,631,623
Bank of New York Co., Inc.  (The) sr.
sub. notes FRN  3.4s, 2013                          --             --        110,000        107,721         75,000         73,446
Bank One Corp. sub. notes 7.6s, 2007                --             --        465,000        514,508        325,000        359,602
Bank United Corp. sub. notes 8 7/8s,
2007                                                --             --        635,000        714,332        445,000        500,595
Barclays Bank PLC 144A FRN 6.86s, 2049
(United Kingdom)                                    --             --        170,000        187,147        160,000        176,138
Bear Stearns Cos., Inc. (The) notes
7.8s, 2007                                          --             --        105,000        117,395        210,000        234,791
Capital One Bank notes  6 1/2s, 2013                --             --         95,000        103,885        125,000        136,691
Capital One Bank notes  Ser. BKNT, 4
7/8s, 2008                                          --             --        110,000        113,931         85,000         88,037
Capital One Bank sr. notes  Ser. BKNT,
6.7s, 2008                                          --             --        255,000        279,493        195,000        213,730
Capital One Financial Corp. notes 7
1/4s, 2006                                          --             --        150,000        158,681         90,000         95,208
CenterPoint Properties Trust notes
Ser. MTN, 4 3/4s, 2010                              --             --        145,000        145,610        115,000        115,484
CIT Group, Inc. sr. notes  7 3/4s,
2012                                                --             --             --             --         80,000         94,311
CIT Group, Inc. sr. notes  5s, 2014                 --             --        245,000        244,018        195,000        194,218
Citigroup, Inc. debs.  6 5/8s, 2028                 --             --        710,000        783,220        650,000        717,033
Citigroup, Inc. notes  6 1/2s, 2011                 --             --      1,055,000      1,183,615        875,000        981,671
Citigroup, Inc. 144A sub. notes 5s,
2014                                                --             --         11,000         11,014         53,120         53,186
Colonial Properties Trust notes 6
1/4s, 2014                                          --             --        145,000        152,649        130,000        136,858
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027                        --             --        230,000        264,711        180,000        207,165
Countrywide Home Loans, Inc. company
guaranty Ser. K, 5 5/8s, 2007                       --             --             --             --        150,000        158,169
Credit Suisse First Boston USA, Inc.
notes 6 1/8s, 2011                                  --             --        100,000        108,949         75,000         81,711
Crescent Real Estate Equities LP sr.
notes 9 1/4s, 2009 (R)                         145,000        156,600        226,000        244,080        209,000        225,720
Developers Diversified Realty  Corp.
notes 4 5/8s, 2010                                  --             --         95,000         94,466         90,000         89,494
Equity One, Inc. company guaranty 3
7/8s, 2009                                          --             --        405,000        392,878        405,000        392,878
Executive Risk Capital Trust company
guaranty Class B, 8.675s, 2027                      --             --        430,000        496,629        300,000        346,486
Finova Group, Inc. notes 7 1/2s, 2009          700,650        349,449        963,900        480,745        627,750        313,090
First Chicago NBD Corp. sub. notes 6
3/8s, 2009                                          --             --        565,000        631,163        470,000        525,038
First Union National Bank sub. notes
7.8s, 2010                                          --             --        830,000        977,651        745,000        877,530
Fleet Capital Trust V bank guaranty
FRN 2.910s, 2028                                    --             --        225,000        224,956        220,000        219,957
Franchise Finance Corp. of America sr.
notes 8 3/4s, 2010 (R)                              --             --        665,000        831,114        465,000        581,155
Fund American Cos. Inc. notes 5 7/8s,
2013                                                --             --        300,000        307,174        230,000        235,500
General Electric Capital Corp. notes
Ser. A, 6 3/4s, 2032                                --             --        150,000        172,636        105,000        120,845
General Electric Capital Corp. notes
Ser. A, 6s, 2012                                    --             --      1,115,000      1,224,994        885,000        972,304
General Electric Capital Corp. notes
Ser. MTNA, 6 1/8s, 2011                             --             --             --             --        220,000        242,591
Goldman Sachs Group, Inc. (The) notes
4 3/4s, 2013                                        --             --        345,000        337,917        300,000        293,841
Greenpoint Capital Trust I company
guaranty 9.1s, 2027                                 --             --        130,000        151,828        115,000        134,310
Hartford Financial Services Group,
Inc. (The) sr. notes 7.9s, 2010                     --             --        260,000        306,555        295,000        347,822
Heller Financial, Inc. notes 7 3/8s,
2009                                                --             --         70,000         80,888         40,000         46,222
Heritage Property Investment Trust
144A notes 5 1/8s, 2014                             --             --        150,000        146,180        150,000        146,180
Hospitality Properties Trust notes 6
3/4s, 2013 (R)                                      --             --        390,000        419,309        295,000        317,169
Household Finance Corp. notes 8s, 2010              --             --        115,000        135,928        265,000        313,224
Household Finance Corp. notes 7s, 2012              --             --      1,600,000      1,831,102      1,285,000      1,470,604
HRPT Properties Trust bonds 5 3/4s,
2014 (R)                                            --             --        115,000        115,974        105,000        105,889
HRPT Properties Trust notes 6 1/4s,
2016 (R)                                            --             --        105,000        108,693         95,000         98,341
HSBC Capital Funding LP 144A bank
guaranty FRB 9.547s,  2049 (Jersey)                 --             --        530,000        667,516        410,000        516,380
International Lease Finance  Corp.
notes 4.35s, 2008                                   --             --        350,000        356,151        275,000        279,833
iStar Financial, Inc. sr. notes 8
3/4s, 2008 (R)                                 248,000        282,544        320,000        364,573        239,000        272,290
iStar Financial, Inc. sr. notes 7s,
2008 (R)                                        30,000         31,993        460,000        490,566        235,000        250,615
iStar Financial, Inc. sr. notes 6s,
2010 (R)                                            --             --        125,000        129,122        160,000        165,276
John Hancock Financial Services, Inc.
sr. notes  5 5/8s, 2008                             --             --        385,000        410,804        275,000        293,431
John Hancock Global Funding II 144A
notes 7.9s, 2010                                    --             --        135,000        159,453        125,000        147,642
JPMorgan Chase & Co. sub. notes 6
5/8s, 2012                                          --             --        150,000        168,365         75,000         84,183
JPMorgan Chase & Co. sub. notes 5
1/8s, 2014                                          --             --        265,000        266,385        500,000        502,613
Kimco Realty Corp. notes  Ser. MTNC,
5.19s, 2013                                         --             --        110,000        111,179        105,000        106,126
Lehman Brothers Holdings, Inc. notes 6
5/8s, 2012                                          --             --        180,000        201,331        165,000        184,553
Liberty Mutual Insurance 144A notes
7.697s, 2097                                        --             --        345,000        359,789        295,000        307,645
Merrill Lynch & Co., Inc. notes Ser.
B, 4 3/4s, 2009                                     --             --         65,000         66,923         95,000         97,810
Metlife, Inc. sr. notes  6 1/8s, 2011               --             --        140,000        152,999        130,000        142,070
Morgan Stanley Dean Witter & Co. sr.
notes 6 3/4s, 2011                                  --             --        170,000        190,494        160,000        179,289
National City Bank sub. notes  Ser.
BKNT, 6 1/4s, 2011                                  --             --        590,000        644,301        535,000        584,239
National Westminster Bank sub. notes 7
3/8s, 2009 (United Kingdom)                         --             --        495,000        572,029        470,000        543,139
Nationwide Financial Services,  Inc.
notes 5 5/8s, 2015                                  --             --        125,000        129,993        425,000        441,976
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031                             --             --        210,000        260,339             --             --
Nordea Bank Finland PLC sub. notes 6
1/2s, 2009 (Finland)                                --             --        515,000        568,869        400,000        441,840
OneAmerica Financial  Partners, Inc.
144A  bonds 7s, 2033                                --             --        140,000        143,702        120,000        123,173
PNC Funding Corp. bonds 5 1/4s, 2015                --             --        485,000        492,319        425,000        431,414
Popular North America, Inc. sub. notes
3 7/8s, 2008                                        --             --        250,000        249,860        240,000        239,865
Principal Life Global Funding I  144A
sec. notes  5 1/4s, 2013                            --             --        405,000        415,926        285,000        292,688
Protective Life Corp. notes 4.3s, 2013              --             --        200,000        191,196        155,000        148,177
Prudential Financial, Inc. notes  Ser.
MTNB, 4 1/2s, 2013                                  --             --             --             --         75,000         72,453
Prudential Insurance Co. 144A notes
8.3s, 2025                                          --             --        380,000        483,342        235,000        298,909
Rabobank Capital Funding II 144A bonds
5.26s, 2049                                         --             --        110,000        110,970        100,000        100,882
Simon Property Group LP 144A notes 5
5/8s, 2014                                          --             --        140,000        143,450        130,000        133,203
St. Paul Co., Inc. (The) sr. notes 5
3/4s, 2007                                          --             --        445,000        470,515        345,000        364,781
State Street Capital Trust II FRN
2.211s, 2008                                        --             --        390,000        392,100        255,000        256,373
Suncorp-Metway, Ltd. 144A FRB 3 1/2s,
2013 (Australia)                                    --             --        290,000        284,812        225,000        220,975
Travelers Property Casualty Corp. sr.
notes 3 3/4s, 2008                                  --             --        150,000        151,127        105,000        105,789
UBS AG/Jersey Branch FRN 4.91s, 2008
(United Kingdom)                                    --             --        685,000        712,400        530,000        551,200
UBS Preferred Funding Trust I FRB
8.622s, 2049                                        --             --        285,000        344,079        260,000        313,896
Vornado Realty Trust notes 4 3/4s,
2010                                                --             --        220,000        220,040        200,000        200,036
Wachovia Corp. sub. notes 5 1/4s, 2014              --             --        340,000        347,562        320,000        327,117
Washington Mutual, Inc. sub. notes 8
1/4s, 2010                                          --             --        100,000        118,352        280,000        331,385
Washington Mutual, Inc. sub. notes 4
5/8s, 2014                                          --             --        465,000        445,463        460,000        440,673
Western Financial Bank sub. debs. 9
5/8s, 2012                                     260,000        293,800        550,000        621,500        235,000        265,550
Westpac Capital Trust III 144A sub.
notes FRN 5.819s, 2049                              --             --        295,000        308,405        230,000        240,451
XL Capital Europe PLC company guaranty
6 1/2s, 2012 (United Kingdom)                       --             --        140,000        153,819        105,000        115,364
                                                         ------------                  ------------                  ------------
                                                            1,114,386                    32,904,805                    28,096,946

Health Care                                                      0.2%                          0.3%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
American Home Products Corp. notes
6.95s, 2011                                         --             --        720,000        800,632        470,000        522,635
AmerisourceBergen Corp. sr. notes 8
1/8s, 2008                                     310,000        342,550        470,000        519,350        415,000        458,575
Bayer Corp. 144A FRB  6.2s, 2008                    --             --        220,000        236,141        160,000        171,739
Extendicare Health Services, Inc.
company guaranty 9 1/2s, 2010                  240,000        269,400             --             --        170,000        190,825
Hanger Orthopedic Group,  Inc. company
guaranty  10 3/8s, 2009                         35,000         32,200         65,000         59,800             --             --
HCA, Inc. sr. notes 7 7/8s, 2011               196,000        221,659        605,000        684,203        340,000        384,511
Healthsouth Corp. sr. notes  8 1/2s,
2008                                           133,000        134,995        230,000        233,450        205,000        208,075
Healthsouth Corp. sr. notes  7s, 2008          348,000        345,825        605,000        601,219        170,000        168,938
Hospira, Inc. notes 4.95s, 2009                     --             --        185,000        189,656        165,000        169,152
MedQuest, Inc. company guaranty Ser.
B,  11 7/8s, 2012                               64,000         72,960             --             --        122,000        139,080
MQ Associates, Inc. 144A sr. disc.
notes zero %, 2012                             250,000        154,375        335,000        206,863        175,000        108,063
Omnicare, Inc. sr. sub. notes  6 1/8s,
2013                                           380,000        381,900        445,000        447,225        275,000        276,375
Owens & Minor, Inc. company guaranty 8
1/2s, 2011                                     340,000        374,000             --             --        170,000        187,000
PacifiCare Health Systems, Inc.
company guaranty  10 3/4s, 2009                250,000        286,250        374,000        428,230        208,000        238,160
Stewart Enterprises, Inc. notes 10
3/4s, 2008                                     215,000        237,038        210,000        231,525        230,000        253,575
Tenet Healthcare Corp. sr. notes 6
1/2s, 2012                                      20,000         17,900             --             --             --             --
Tenet Healthcare Corp. sr. notes 6
3/8s, 2011                                     195,000        175,013             --             --             --             --
Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012                              355,000        404,700        460,000        524,400        135,000        153,900
Ventas Realty LP/Capital Corp. company
guaranty 8 3/4s, 2009                               --             --         65,000         72,475         85,000         94,775
                                                         ------------                  ------------                  ------------
                                                            3,450,765                     5,235,169                     3,725,378

Other                                                            0.3%                          0.9%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX HY 144A pass-through
certificates 7 3/4s, 2009                    3,500,000      3,543,750     15,880,000     16,078,500      2,000,000      2,025,000

Technology                                                       0.2%                          0.3%                          0.3%
---------------------------------------------------------------------------------------------------------------------------------
Avaya, Inc. sec. sr. notes  11 1/8s,
2009                                                --             --        156,000        180,180        163,000        188,265
Computer Associates International,
Inc. sr. notes  Ser. B, 6 3/8s, 2005                --             --        100,000        102,250        100,000        102,250
Fiserv, Inc. notes 4s, 2008                         --             --        170,000        172,005        125,000        126,474
Iron Mountain, Inc. company guaranty 8
5/8s, 2013                                      15,000         16,313             --             --        340,000        369,750
Iron Mountain, Inc. sr. sub. notes 8
1/4s, 2011                                     215,000        224,406        485,000        506,219         40,000         41,750
Lucent Technologies, Inc. debs. 6.45s,
2029                                           620,000        502,200        990,000        801,900        405,000        328,050
Motorola, Inc. notes  7 5/8s, 2010                  --             --         90,000        105,320         70,000         81,916
Motorola, Inc. notes  4.608s, 2007                  --             --        210,000        215,762        195,000        200,351
Nortel Networks Corp. notes 6 1/8s,
2006 (Canada)                                  440,000        448,800        630,000        642,600        245,000        249,900
ON Semiconductor Corp.  company
guaranty 13s, 2008                             218,000        244,160        328,000        367,360        150,000        168,000
Seagate Technology Hdd Holdings
company guaranty 8s, 2009 (Cayman
Islands)                                       200,000        212,000        305,000        323,300             --             --
SunGard Data Systems, Inc. bonds 4
7/8s, 2014                                          --             --        155,000        152,211        145,000        142,391
Unisys Corp. sr. notes  8 1/8s, 2006           145,000        154,606        222,000        236,708        208,000        221,780
Xerox Corp. company guaranty 9 3/4s,
2009                                           100,000        116,500             --             --             --             --
Xerox Corp. sr. notes  7 5/8s, 2013            110,000        118,800             --             --             --             --
Xerox Corp. sr. notes  6 7/8s, 2011            500,000        522,500        810,000        846,450        430,000        449,350
                                                         ------------                  ------------                  ------------
                                                            2,560,285                     4,652,265                     2,670,227

Transportation                                                   0.1%                          0.2%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Calair, LLC/Calair Capital Corp.
company guaranty 8 1/8s, 2008                  750,000        607,500        610,000        494,100        970,000        785,700
Continental Airlines,
Inc. pass-through certificates Ser.
97-4A, 6.9s, 2018                                   --             --         74,347         71,745         61,956         59,788
Continental Airlines,
Inc. pass-through certificates Ser.
98-1A, 6.648s, 2017                                 --             --        401,765        375,650        283,350        264,932
Continental Airlines,
Inc. pass-through certificates Ser.
98-2, 6.32s, 2008                                   --             --          5,000          4,874         75,000         73,115
CSX Corp. notes 6 3/4s, 2011                        --             --        205,000        227,626        180,000        199,867
CSX Corp. notes 6 1/4s, 2008                        --             --         85,000         92,147         75,000         81,306
Delta Air Lines, Inc. notes 7.9s, 2009              --             --        630,000        176,400        290,000         81,200
FedEx Corp. notes 2.65s, 2007                       --             --        280,000        275,671        280,000        275,671
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008                  295,000        321,550        465,000        506,850        205,000        223,450
Kansas City Southern Railway Co.
company guaranty 7 1/2s, 2009                   55,000         56,238         85,000         86,913         80,000         81,800
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006                   70,000         74,900             --             --             --             --
Norfolk Southern Corp. notes 7.05s,
2037                                                --             --        410,000        463,468        295,000        333,471
Norfolk Southern Corp. sr. notes 6
3/4s, 2011                                          --             --         95,000        106,695        160,000        179,697
Northwest Airlines Corp. pass-through
certificates Ser. 99-2A, 7.575s, 2019               --             --        106,743        106,284         81,124         80,776
Northwest Airlines, Inc. sr. notes 9
7/8s, 2007                                     170,000        130,050             --             --             --             --
Travel Centers of America,  Inc.
company guaranty  12 3/4s, 2009                130,000        148,850             --             --         60,000         68,700
Union Pacific Corp. notes 7 3/8s, 2009              --             --        331,000        378,245        315,000        359,961
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014                           --             --        115,000        114,759        100,000         99,790
United AirLines, Inc. debs. 9 1/8s,
2012  (In default) (NON)                       580,000         34,075        815,000         47,881        770,000         45,238
                                                         ------------                  ------------                  ------------
                                                            1,373,163                     3,529,308                     3,294,462

Utilities & Power                                                0.4%                          1.1%                          1.8%
---------------------------------------------------------------------------------------------------------------------------------
AEP Texas Central Co. sr. notes Ser.
D, 5 1/2s, 2013                                     --             --        125,000        130,095         90,000         93,668
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013                                        --             --        125,000        129,945        155,000        161,131
AES Corp. (The) 144A sec. notes 8
3/4s, 2013                                     540,000        608,850        740,000        834,350        260,000        293,150
Allegheny Energy Supply 144A bonds 8
1/4s, 2012                                     225,000        248,625        340,000        375,700        315,000        348,075
Allegheny Energy Supply 144A sec.
notes 10 1/4s, 2007                             85,000         97,325        130,000        148,850        125,000        143,125
American Electric Power Co.,  Inc.
notes Ser. A, 6 1/8s, 2006                          --             --         75,000         78,628         55,000         57,660
Arizona Public Services Co. notes 6
1/2s, 2012                                          --             --        350,000        388,560             --             --
Arizona Public Services Co. sr. notes
6 3/4s, 2006                                        --             --             --             --      1,105,000      1,184,625
Calpine Corp. 144A sec. notes 8 1/2s,
2010                                           515,000        393,975        660,000        504,900        350,000        267,750
Carolina Power & Light Co.  1st mtge.
6 1/8s, 2033                                        --             --         10,000         10,466         55,000         57,562
CenterPoint Energy Resources  Corp.
debs. 8.9s, 2006                                    --             --         90,000        100,365         70,000         78,061
CenterPoint Energy Resources  Corp.
notes 7 3/4s, 2011                                  --             --        240,000        278,439        185,000        214,630
CenterPoint Energy Resources  Corp.
sr. notes Ser. B,  7 7/8s, 2013                245,000        288,799        385,000        453,826        355,000        418,463
Cleveland Electric Illuminating Co.
(The) sr. notes 5.65s, 2013                         --             --        280,000        289,734        225,000        232,822
CMS Energy Corp.
pass-through certificates 7s, 2005             360,000        361,999             --             --             --             --
CMS Energy Corp. sr. notes 9 7/8s,
2007                                                --             --        275,000        305,594             --             --
CMS Energy Corp. sr. notes 7 5/8s,
2004                                                --             --        120,000        120,600             --             --
Consumers Energy Co. 1st mtge. Ser. B,
5 3/8s, 2013                                        --             --        490,000        504,371        425,000        437,464
Consumers Energy Co. bonds 6 1/4s,
2006                                                --             --        130,000        137,052        110,000        115,967
Dayton Power & Light Co. (The) 144A
1st mtge. 5 1/8s, 2013                              --             --        170,000        170,652        160,000        160,613
Dominion Resources, Inc. notes 5 1/8s,
2009                                                --             --        350,000        364,205        230,000        239,335
Dominion Resources, Inc. unsub. notes
5.7s, 2012                                          --             --        330,000        347,001        450,000        473,184
DPL, Inc. sr. notes 6 7/8s, 2011               190,000        201,400        265,000        280,900        135,000        143,100
Duke Capital Corp. sr. notes  Ser. A,
6 1/4s, 2005                                        --             --        305,000        313,058        215,000        220,681
Duke Energy Field Services,  LLC notes
7 7/8s, 2010                                        --             --        480,000        564,942        485,000        570,827
Dynegy Holdings, Inc. sr. notes 6
7/8s, 2011                                     305,000        290,513        475,000        452,438        435,000        414,338
Edison Mission Energy sr. notes 9
7/8s, 2011                                     350,000        407,750        405,000        471,825             --             --
El Paso Corp. sr. notes  7 3/8s, 2012          175,000        168,875        250,000        241,250        210,000        202,650
El Paso Corp. sr. notes  Ser. MTN, 7
3/4s, 2032                                     590,000        514,775        880,000        767,800        400,000        349,000
Exelon Generation Co., LLC sr. notes
6.95s, 2011                                         --             --        425,000        480,147        400,000        451,903
Florida Power & Light Co.  1st mtge.
5.95s, 2033                                         --             --        185,000        193,928        175,000        183,446
Florida Power & Light Co.  1st mtge. 5
5/8s, 2034                                          --             --        115,000        115,230         85,000         85,170
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013                                    --             --        115,000        122,379        110,000        117,058
Jersey Central Power & Light 144A 1st
mtge. 5 5/8s, 2016                                  --             --             --             --         20,000         20,870
Kinder Morgan, Inc. sr. notes 6 1/2s,
2012                                                --             --        350,000        383,408        315,000        345,067
Midwest Generation, LLC sec. sr. notes
8 3/4s, 2034                                   330,000        359,700        465,000        506,850        270,000        294,300
Monongahela Power Co.  1st mtge. 5s,
2006                                                --             --        410,000        424,222        365,000        377,661
National Fuel Gas Co. notes 5 1/4s,
2013                                                --             --        145,000        148,497        100,000        102,412
Nevada Power Co. 2nd mtge. 9s, 2013            115,000        132,250        405,000        465,750        355,000        408,250
NiSource Finance Corp.
company guaranty 7 7/8s, 2010                       --             --        295,000        348,613        260,000        307,252
Northern States Power Co. mtge. Ser.
B, 8s, 2012                                         --             --        575,000        702,446        530,000        647,472
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033                                        --             --        195,000        229,432        220,000        258,847
Oncor Electric Delivery Co. sec. notes
6 3/8s, 2012                                        --             --        295,000        326,581        230,000        254,622
Pacific Gas & Electric Co.  1st mtge.
6.05s, 2034                                         --             --        225,000        227,126        220,000        222,079
Pacific Gas & Electric Co. 1st mtge.
4.8s, 2014                                          --             --        120,000        118,909        120,000        118,909
Pacific Gas & Electric Co. 1st. mtge.
4.2s, 2011                                          --             --         80,000         78,961         85,000         83,896
PacifiCorp Sinking Fund  1st mtge.
5.45s, 2013                                         --             --        225,000        236,882        180,000        189,505
Pepco Holdings, Inc. notes 5 1/2s,
2007                                                --             --        190,000        198,937        180,000        188,467
Potomac Edison Co. 1st mtge. 8s, 2024               --             --        140,000        143,183        105,000        107,387
Power Receivable Finance LLC 144A sr.
notes 6.29s, 2012                                   --             --        286,116        299,824        247,320        259,170
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007                       --             --        135,000        151,283        135,000        151,283
Progress Energy, Inc. sr. notes
6.05s, 2007                                         --             --        550,000        581,877        390,000        412,604
Public Service Company of New Mexico
sr. notes 4.4s, 2008                                --             --        125,000        126,374        100,000        101,099
Public Service Electric & Gas Co.  1st
mtge. FRN 6 3/8s, 2008                              --             --        290,000        314,513        265,000        287,400
Public Services Co. of Colorado  sr.
notes Ser. A, 6 7/8s, 2009                          --             --        215,000        240,493        205,000        229,307
Rochester Gas & Electric notes 6 3/8s,
2033                                                --             --        115,000        122,679         90,000         96,009
Southern California Edison Co. 1st
mtge. 6s, 2034                                      --             --        175,000        181,879        160,000        166,290
Southern California Edison Co. 1st
mtge. 5s, 2014                                      --             --        115,000        116,965        105,000        106,794
Tampa Electric Co. notes  6 7/8s, 2012              --             --        135,000        151,549        120,000        134,711
Teco Energy, Inc. notes  7.2s, 2011            480,000        511,200        705,000        750,825        345,000        367,425
Tennessee Gas Pipeline Co. unsecd.
notes 7 1/2s, 2017                              60,000         62,250         85,000         88,188         45,000         46,688
Western Energy, Inc. sr. notes Ser.
(a), 7 1/8s, 2009                                   --             --        150,000        165,723        130,000        143,627
Western Resources, Inc. 1st mtge. 7
7/8s, 2007                                          --             --        190,000        210,621        180,000        199,536
Western Resources, Inc. sr. notes 9
3/4s, 2007                                     185,000        210,737        420,000        478,430        396,000        451,091
Williams Cos., Inc. (The) notes 8
3/4s, 2032                                      45,000         50,288         65,000         72,638         60,000         67,050
Williams Cos., Inc. (The) notes 7
5/8s, 2019                                     635,000        695,325        960,000      1,051,200        505,000        552,975
York Power Funding 144A notes 12s,
2007 (Cayman  Islands) (In
default)(NON)                                       --             --        133,909             13         49,100              5
                                                         ------------                  ------------                  ------------
                                                            5,604,636                    19,322,101                    15,415,518
                                                         ------------                  ------------                  ------------
Total Corporate bonds and notes  (cost
$66,845,524, $181,424,988  and
$128,998,844)                                             $67,845,339                  $190,769,828                  $132,459,794
---------------------------------------------------------------------------------------------------------------------------------


                                                    Growth 2.6%                   Balanced 4.2%               Conservative 7.9%

                                             Principal                     Principal                     Principal
Asset-backed securities*                        amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Aames Mortgage Trust Ser. 03-1, Class
A, Interest Only (IO), 6s, 2005               $741,750        $25,111     $2,652,000        $89,779     $2,340,000        $79,217
Aames Mortgage Trust 144A Ser. 03-1N,
Class A,  7 1/2s, 2033                              --             --         68,457         68,391        104,272        104,171
ABFS Mortgage Loan Trust Ser. 02-2,
Class A, IO,  10s, 2033                      1,195,968         28,341             --             --             --             --
ABSC NIMS Trust 144A Ser. 03-HE5,
Class A,  7s, 2033                              14,338         14,410             --             --             --             --
Ace Securities Corp.
Ser. 03-FM1, Class A, IO, 4 1/2s, 2005         254,000          9,906      1,421,000         55,419      1,094,000         42,666
FRB Ser. 04-HE2, Class A2A, 2.191s,
2034                                         1,000,000      1,000,000             --             --             --             --
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note,  5s, 2034                   --             --        138,380        138,077        101,878        101,655
Ser. 04-2N, Class N1,  4 1/2s, 2034                 --             --        173,374        172,399        164,802        163,875
Ser. 04-4N, Class Note,  5s, 2034                   --             --        225,000        224,916        209,000        208,922
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A,  2 1/4s, 2029                        798,444        798,444      1,485,899      1,485,899      1,057,042      1,057,042
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C,  2.26s,
2012                                           290,000        290,045      1,770,000      1,770,276      1,420,000      1,420,222
Ameriquest Finance NIM Trust 144A Ser.
04-IAN, Class 1A, 2s, 2034                     136,000        136,000         92,000         92,000         85,000         85,000
Ameriquest Mortgage Securities, Inc.
Ser. 02-3, Class S, IO,  6s, 2032              745,625         19,573             --             --      3,885,000        101,981
Ser. 03-12, Class S, IO,  5s, 2006             530,290         25,686      1,350,259         65,403      1,234,703         59,806
Ser. 03-2, Class A,  2 1/4s, 2033              165,709        165,858             --             --             --             --
Ser. 03-3, Class S, IO,  5s, 2005            1,107,660         37,773      6,812,766        232,326      4,885,532        166,604
Ser. 03-6, Class S, IO,  5s, 2033              222,939          7,498             --             --             --             --
Ser. 03-8, Class S, IO,  5s, 2006              607,512         26,548      2,113,139         92,344      1,641,446         71,731
FRB Ser. 03-AR1, Class A2, 2.33s, 2033         363,436        364,288             --             --             --             --
Ameriquest Mortgage Securities,  Inc.
144A Ser. 04-RN9,  Class N1, 4.85s,
2034                                           193,000        192,996        321,000        320,993        298,000        297,993
Amortizing Residential Collateral Trust
Ser. 01-BC6, Class A, IO,  6s, 2004            315,727          1,365        433,091          1,872        378,727          1,637
Ser. 02-BC1, Class A, IO,  6s, 2005                 --             --        509,455         12,307        319,636          7,721
Ser. 02-BC10, Class A, IO,  6s, 2004           274,182          3,911        629,273          8,976        442,364          6,310
Ser. 02-BC3, Class A, IO,  6s, 2005            196,364          4,733        738,182         17,791      1,934,545         46,625
Ser. 02-BC8, Class A, IO,  6s, 2004                 --             --      2,109,091          9,117      2,072,727          8,960
Ser. 02-BC9, Class A, IO,  6s, 2004          2,490,546         23,161      1,048,727          9,753        704,727          6,554
AQ Finance NIM Trust 144A
Ser. 03-N2, Class Note,  9.3s, 2033                 --             --         18,804         18,872         13,406         13,455
Ser. 03-N7A, Class Note, 9.07s, 2033                --             --         70,749         70,948         64,716         64,898
Ser. 03-N9A, Class Note, 7.385s, 2033               --             --         51,126         51,382         39,623         39,821
Arc Net Interest Margin Trust Ser.
02-2, Class A,  7 3/4s, 2032                        --             --         16,512         16,485             --             --
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E,  7.11s, 2038                   --             --        286,000        306,243        223,000        238,784
Ser. 04-1A, Class E,  6.42s, 2039                   --             --        240,272        245,190        227,202        231,853
Arc Net Interest Margin Trust 144A
Ser. 02-6, Class A, 7 3/4s, 2032                 1,675          1,663          7,370          7,316          4,824          4,789
Argent NIM Trust 144A
Ser. 03-N6, Class A, 6.4s,  2034
(Cayman Islands)                                    --             --         90,896         91,123         90,896         91,123
Ser. 03-N8, Class A, 5.56s,  2034
(Cayman Islands)                                71,277         71,277        263,523        263,523        193,250        193,250
Ser. 04-WN2, Cl                                 94,995         94,757        133,768        133,433        128,598        128,277
Ser. 04-WN4, Class A, 4.459s,  2034
(Cayman Islands)                                85,022         84,783        126,283        125,928        157,541        157,098
Ser. 04-WN9, Class A, 5 3/4s,  2034
(Cayman Islands)                               135,000        134,996        137,000        136,996        127,000        126,996
Argent Securities, Inc.  Ser. 04-W11,
Class A3,  1.97s, 2035                         336,000        336,000             --             --             --             --
Asset Backed Funding Certificates Ser.
02-OPT1, Class A, IO, 2 1/2s, 2005                  --             --             --             --      1,952,000         19,607
Asset Backed Funding Corp. NIM Trust 144A
Ser. 03-OPT1, Class Note, 6.9s, 2033                --             --         73,763         73,763         57,702         57,702
Ser. 03-WF1, Class N1,  8.35s, 2032             13,240         13,240         30,982         30,982         28,467         28,467
Ser. 04-0PT1, Class N1,  4.55s, 2033
(Cayman Islands)                                97,407         96,829        268,329        266,735        268,329        266,735
Ser. 04-AHL1, Class Note, 5.6s, 2033            96,569         96,566        374,716        374,701             --             --
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)                                    --             --        446,000        444,533        412,000        410,645
Ser. 04-FF1, Class N2, 5s, 2034
(Cayman Islands)                                    --             --         25,000         24,918         25,000         24,918
Asset Backed Securities Corp.
Home Equity Loan Trust
Ser. 03-HE1, Class A2,  2.26s, 2033            330,137        330,658             --             --             --             --
Ser. 03-HE3, Class A, IO,  4s, 2033          1,156,758         27,369             --             --        251,621          5,953
Ser. 03-HE5, Class A, IO,  4s, 2033            311,203         11,290             --             --             --             --
FRB Ser. 03-HE3, Class A2, 2.11s, 2033         120,958        121,047             --             --             --             --
FRB Ser. 04-HE1, Class A3, 2.16s, 2034         770,046        770,080        142,406        142,412        135,813        135,819
Bank One Issuance Trust FRB Ser.
03-C4, Class C4,  2.79s, 2011                  110,000        112,093        280,000        285,327        250,000        254,756
Bayview Financial  Acquisition Trust
Ser. 02-CA, Class A, IO, 5.10s, 2004           124,998            477             --             --             --             --
Ser. 03-E, Class A, IO, 4s, 2006                    --             --      2,234,184         85,365      1,960,729         74,917
Ser. 03-F, Class A, IO,  4s, 2006              727,273         31,477             --             --             --             --
Ser. 03-X, Class A, IO,  0.89s, 2006         3,072,004         49,140      8,037,897        128,574      6,104,583         97,649
Ser. 04-A, Class A, IO, 3 1/2s, 2006         1,372,852         56,630             --             --             --             --
Ser. 04-B, Class A1,  2.34s, 2039                   --             --        861,452        861,452      1,131,240      1,131,240
FRB Ser. 03-G, Class A1, 2.44s, 2039           550,000        550,000      1,012,000      1,012,000        944,000        944,000
FRN Ser. 03-F, Class A,  2.34s, 2043           545,331        545,928        888,532        889,504        814,137        815,027
Bayview Financial Acquisition Trust
144A Ser. 03-CA, Class A, IO, 4s, 2005         563,636         19,650             --             --             --             --
Bayview Financial Asset Trust
144A Ser. 03-Z, Class A, IO, 0.604s,
2005                                         6,583,170         21,001     22,935,725         73,168     21,746,081         69,373
Bayview Financial Asset  Trust 144A
RB Ser. 03-SSRA, Class A, 2.54s, 2038          129,524        130,016        385,560        387,026        301,219        302,364
FRB Ser. 03-SSRA, Class M, 3.19s, 2038         129,524        129,524        385,560        385,560        301,219        301,219
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2,  5.158s, 2034           292,000        298,068      1,203,000      1,228,000      1,117,000      1,140,213
Ser. 04-9, Class 1A1,  5.147s, 2007            117,786        120,589        391,641        400,959        357,286        365,788
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034
(Cayman Islands)                                    --             --        238,940        238,193        283,188        282,303
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)                                    --             --        394,153        393,660        358,644        358,195
Ser. 04-HE7N, Class A1, 5 1/4s, 2034
(Cayman Islands)                                53,747         53,680        212,159        211,894        198,015        197,768
Bear Stearns Asset Backed Securities, Inc.
Ser. 03-1, Class A, IO,  5s, 2005            1,263,000         51,544      5,153,000        210,300      3,675,000        149,981
Ser. 03-2, Class A, IO,  5s, 2005              484,000         27,473             --             --             --             --
Ser. 03-AC3, Class A, IO,  5s, 2005            665,000         28,105      3,717,000        157,090      2,900,000        122,562
Ser. 03-AC4, Class A, IO,  5s, 2006            719,000         36,133      2,492,000        125,235      1,940,000         97,494
FRB Ser. 03-3, Class A2, 2.43s, 2043           127,000        127,000        441,000        441,000        348,000        348,000
FRB Ser. 03-ABF1, Class A, 2.21s, 2034         257,571        257,571             --             --             --             --
FRN Ser. 03-1, Class A1, 2.34s, 2042           371,146        371,146      1,058,890      1,058,890        753,345        753,345
Capital One Multi-Asset Execution
Trust FRB  Ser. 02-C1, Class C1,
4.51s, 2010                                         --             --         65,000         68,636         53,000         55,965
CARMAX Auto Owner Trust Ser. 04-2,
Class D,  2.65s, 2011                           24,000         23,997        138,000        137,982        128,000        127,983
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 5.11s, 2011
(Cayman Islands)                                    --             --        100,000        100,050        100,000        100,050
FRB Ser. 04-AA, Class B4, 7.26s, 2011
(Cayman Islands)                                    --             --        100,000        100,050        100,000        100,050
CDC Mortgage Capital Trust Ser.
02-HE2, Class A, IO, 5 1/4s, 2005              211,941          7,517        876,673         31,094        560,088         19,866
CDO Repackaging Trust Series 144A FRB
Ser. 03-2, Class A, 6.008s, 2008                    --             --        690,000        714,150        535,000        553,725
Centex Home Equity
Ser. 03-A, Class A, IO, 4.438s, 2006         1,614,990         65,304      9,939,040        401,895      7,159,789        289,513
Ser. 03-B, Class A, IO, 4.576s, 2006           217,085         10,519             --             --             --             --
Ser. 04-C, Class A, IO, 3 1/2s, 2006         1,056,100         32,438      3,803,750        116,832             --             --
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 2.84s, 2010                140,000        142,713        470,000        479,109        420,000        428,140
Chase Funding Net Interest Margin 144A
Ser. 03-3A, Class Note, 6 7/8s, 2036            12,859         12,907         45,124         45,295         39,647         39,798
Ser. 03-5A, Class Note, 5 3/4s, 2034            23,668         23,748             --             --         58,946         59,146
Ser. 03-6A, Class Note, 5s, 2035                37,087         37,250             --             --             --             --
Ser. 04-1A, Class Note, 3 3/4s, 2035            76,388         76,006             --             --             --             --
Citibank Credit Card Issuance Trust
FRN Ser. 01-C1, Class C1, 2.68s, 2010          110,000        111,663        240,000        243,628        210,000        213,175
Citigroup Mortgage Loan Trust, Inc.
Ser. 03-HE3, Class A, 2.22s, 2033            1,842,441      1,842,441             --             --             --             --
Citigroup Mortgage Loan Trust, Inc.
144A FRB Ser. 03-HE4, Class A,  2
1/4s, 2033                                     787,421        787,421             --             --             --             --
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014                                   122,000        130,679        455,000        487,370        286,000        306,347
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6,  8.31s, 2032                   --             --      1,479,000      1,286,730      1,232,000      1,071,840
Ser. 00-6, Class A4,  6.77s, 2032              254,968        260,603             --             --             --             --
Ser. 01-04, Class A4,  7.36s, 2033             330,000        341,055        620,000        640,770        415,000        428,903
Ser. 01-1, Class A, IO, 2 1/2s, 2032         1,024,650         45,547      3,784,650        168,231      2,397,750        106,582
Ser. 01-1, Class A5,  6.99s, 2032              507,000        484,185      3,389,000      3,236,495      2,767,000      2,642,485
Ser. 01-3, Class A, IO, 2 1/2s, 2033         1,971,238        102,954      7,661,029        400,121      4,768,413        249,045
Ser. 01-3, Class A3,  5.79s, 2033                   --             --        987,000      1,010,195        751,000        768,649
Ser. 01-4, Class A, IO, 2 1/2s, 2033           934,737         43,825      3,188,211        149,479      2,117,053         99,258
Ser. 02-1, Class A,  6.681s, 2033              159,658        165,996        595,089        618,711        371,568        386,317
Ser. 02-2, Class A, IO, 8 1/2s, 2033           185,149         52,156        698,165        196,673        439,728        123,871
Conseco Recreational Enthusiast
Consumer Trust Ser. 01-A, Class AP,
IO,  5s, 2025                                1,156,938          1,620      1,658,384          2,322      1,043,846          1,461
Countrywide Asset  Backed Certificates
Ser. 03-SC1, Class A, IO, 4 3/4s, 2005         426,000         11,715             --             --             --             --
FRB Ser. 04-8, Class 2A2, 2.19s, 2032        1,000,000      1,000,000             --             --             --             --
Countrywide Asset Backed Certificates 144A
Ser. 03-5NF, Class NF,  6 3/4s, 2034            86,944         87,188         99,810        100,091         74,468         74,677
Ser. 04-1NIM, Class Note,  6s, 2034             89,818         90,043        157,015        157,408        151,693        152,072
Ser. 04-6N, Class N1,  6 1/4s, 2035            325,515        325,108        952,818        951,627        883,540        882,435
Ser. 04-BC1N, Class Note, 5 1/2s, 2035              --             --        240,890        240,137        228,702        227,988
Credit-Based Asset Servicing and
Securities FRB Ser. 02-CB2, Class A2,
2.39s, 2032                                    122,181        122,596             --             --             --             --
Credit-Based Asset Servicing and
Securitization  Ser. 03-CB3, Class A,
IO, 3s, 2005                                 1,100,160         23,550             --             --             --             --
Credit-Based Asset Servicing and
Securitization 144A Ser. 03-CB2N,
Class Note, 8.35s, 2033                          5,634          5,639             --             --          6,929          6,936
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038                                        --             --        339,000        351,289        313,000        324,346
Fannie Mae Ser. 03-T2, Class S1, IO, 3
1/2s, 2004                                   1,260,000          3,895      7,630,000         23,587      5,390,000         16,662
Federal Home Loan Mortgage Acceptance
Corp. Ser. T-25, Class A1, 1.98s, 2030              --             --        243,966        243,928             --             --
Finance America NIM Trust  144A Ser.
04-1, Class A,  5 1/4s, 2034                        --             --        181,799        181,879        165,272        165,344
First Franklin Mortgage Loan Asset Backed
Certificates
Ser. 03-FF3, Class A, IO,  6s, 2005            731,634         14,059      2,546,535         48,935      1,977,447         37,999
Ser. 03-FFC, Class S, IO,  6s, 2005            346,500         23,714      1,933,500        132,324      1,490,500        102,006
First Franklin NIM Trust Ser. 02-FF3,
Class Note, 7 3/4s, 2032                         3,825          3,784             --             --          4,762          4,711
First Franklin NIM Trust 144A
Ser. 03-FF3A, Class A,  6 3/4s, 2033            20,390         20,311         64,026         63,777         50,160         49,966
Ser. 04-FF1, Class N1,  4 1/2s, 2034            84,674         84,437        147,558        147,144        179,310        178,808
Ser. 04-FF7A, Class A,  5s, 2034               154,845        155,185        256,816        257,381        238,876        239,402
Ford Credit Auto Owner Trust Ser.
04-A, Class C,  4.19s, 2009                    110,000        111,117        240,000        242,437        130,000        131,320
Freddie Mac Ser. T-49, Class S, IO, 1
1/2s, 2005                                          --             --      2,314,000         16,791      1,518,000         11,015
Fremont NIM Trust 144A
Ser. 03-B, Class Note,  5.65s, 2033             15,692         15,653             --             --             --             --
Ser. 04-A, Class Note,  4 3/4s, 2034            78,339         78,103        287,795        286,932        276,684        275,854
Ser. 04-B, Class Note,  4.703s, 2034                --             --        171,609        171,609        156,686        156,686
G-Force CDO, Ltd. 144A Ser. 03-1A,
Class E,  6.58s, 2038                          142,000        143,398        197,000        198,939        184,000        185,811
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C, 2.339s,
2010                                           100,000        100,000        403,620        403,620        374,560        374,560
Goldentree Loan Opportunities II,
Ltd. 144A FRN Ser. 2A, Class 4,
5.091s, 2015 (Cayman Islands)                       --             --        105,000        105,788         85,000         85,638
Granite Mortgages PLC
Ser. 03-3, Class 1C, 3.08s, 2044
(United Kingdom)                                40,000         40,920        230,000        235,290             --             --
Ser. 04-2, Class 1C, 2.61s, 2044
(United Kingdom)                                    --             --        470,000        470,000        420,000        420,000
FRB Ser. 04-1, Class 1C, 2.81s, 2044
(United Kingdom)                                    --             --        366,000        367,544        339,000        340,430
FRB Ser. 02-1, Class 1C, 2.93s, 2042
(United Kingdom)                                    --             --        280,000        284,396        270,000        274,239
FRB Ser. 02-2, Class 1C, 2.88s, 2043
(United Kingdom)                                70,000         71,120        230,000        233,680        220,000        223,520
Granite Mortgages PLC  FRB Ser. 03-2,
Class 1C,  3.18s, 2043                         275,000        281,875             --             --             --             --
Green Tree Financial Corp.
Ser. 96-2, Class A4,  7.2s, 2027               610,150        623,780             --             --             --             --
Ser. 97-2, Class A7,  7.62s, 2028              346,777        373,024             --             --             --             --
Ser. 97-4, Class A7,  7.36s, 2029                   --             --         92,795        100,363        199,976        216,286
Ser. 97-6, Class A8,  7.07s, 2016               70,636         74,046             --             --        115,484        121,060
Ser. 97-6, Class A9,  7.55s, 2029               69,754         76,318             --             --        189,681        207,530
Ser. 97-7, Class A8,  6.86s, 2029                   --             --         74,898         80,141        161,409        172,708
Ser. 99-5, Class A5,  7.86s, 2030              398,000        356,454      1,647,000      1,475,074      1,130,000      1,012,042
Greenpoint Manufactured Housing
Ser. 00-3, Class IA,  8.45s, 2031               97,372         96,894        569,749        566,957        528,803        526,212
Ser. 99-5, Class A4,  7.59s, 2028              320,000        342,272        760,000        812,896        505,000        540,148
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011                                   --             --        831,000        820,212        813,000        802,446
GSAMP Trust 144A
Ser. 03-HE1N, Class Note, 7 1/4s, 2033              --             --         65,002         64,807         63,722         63,531
Ser. 04-RENM, Class Note, 5 1/2s, 2032              --             --        186,887        186,719        167,006        166,855
Ser. 04-FM1N, Class Note, 5 1/4s, 2033              --             --        188,486        188,290        133,049        132,910
Ser. 04-HE1N, Class N1, 5s, 2034                    --             --        118,636        118,423        101,688        101,505
Ser. 04-NIM1, Class N1, 5 1/2s, 2034           367,000        367,165      1,142,000      1,142,513      1,060,000      1,060,476
Ser. 04-NIM1, Class N2,  zero %, 2034               --             --        331,000        244,884        307,000        227,128
Ser. 04-SE2N, Class Note, 5 1/2s, 2034              --             --        187,723        187,723        208,017        208,017
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 2.21s, 2036                    --             --        882,684        851,790        803,260        775,146
Holmes Financing PLC FRB Ser. 8, Class
2C, 2.32s, 2040 (United Kingdom)                46,000         46,115        164,000        164,410        164,000        164,410
Holmes Financing PLC FRB
Ser. 4, Class 3C, 2.9s, 2040 (United
Kingdom)                                        20,000         20,256        190,000        192,432        180,000        182,304
Ser. 5, Class 2C, 3.05s, 2040 (United
Kingdom)                                        70,000         70,196        230,000        230,644        270,000        270,756
Home Equity Asset Trust FRB
Ser. 03-4, Class A2,  2.21s, 2033              279,434        279,331             --             --             --             --
Ser. 04-7, Class A3,  2.23s, 2034            1,000,000        999,688             --             --             --             --
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033                   16,418         16,500             --             --             --             --
Ser. 03-3N, Class A, 8s, 2033                    9,510          9,581             --             --             --             --
Ser. 03-4N, Class A, 8s, 2033                    9,975         10,050         56,526         56,950         44,334         44,667
Ser. 03-5N, Class A,  7 1/2s, 2034              12,028         12,088         50,690         50,943         44,676         44,899
Ser. 03-6N, Class A,  6 1/2s, 2034              86,309         86,524             --             --         83,248         83,456
Ser. 03-7N, Class A,  5 1/4s, 2034                  --             --        109,846        109,846        103,743        103,743
Ser. 04-1N, Class A, 5s, 2034                   53,227         53,093        204,035        203,525        177,422        176,978
Ser. 04-3N, Class A, 5s, 2034                       --             --        218,000        217,183        209,000        208,216
Hyundai Auto Receivables Trust Ser.
04-A, Class D, 4.1s, 2011                       66,000         66,240         90,000         90,327         84,000         84,305
Irwin Home Equity Ser. 03-B, Class A,
IO, 10s, 2005                                  854,000         76,550      5,135,000        460,287      3,764,000        337,394
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 4.833s, 2036 (Cayman
Islands)                                       105,000        110,628        595,000        626,892        460,000        484,656
Long Beach Asset Holdings  Corp. NIM Trust 144A
Ser. 03-4, Class N1,  6.535s, 2033              14,212         14,212         48,855         48,855         35,531         35,531
Ser. 04-2, Class N1,  4.94s, 2034                   --             --        182,594        182,594        159,770        159,770
Ser. 04-5, Class Note,  5s, 2034               182,657        183,058        425,883        426,820        400,330        401,211
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006        1,920,000        116,400      3,330,000        201,881             --             --
Ser. 04-3, Class S2, IO, 4 1/2s, 2006          960,000         58,200      1,665,000        100,941             --             --
Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5. 265s, 2026                  --             --        121,521        122,765        112,841        113,996
FRB Ser. 02-1A, Class A1, 2.511s, 2024          58,255         58,819        246,862        249,251        242,824        245,174
Master Asset Backed Securities NIM
Trust 144A Ser. 04-CI3, Class N1,
4.45s, 2034                                         --             --        176,479        176,472        132,360        132,354
MBNA Credit Card Master Note Trust FRN
Ser. 03-C5, Class C5, 2.94s, 2010              140,000        142,704        470,000        479,079        420,000        428,113
Merit Securities Corp.
Ser. 13, Class A4, 7.88s, 2033                 242,000        248,164        713,000        731,159      1,064,000      1,091,099
FRB Ser. 11PA, Class 3A1, 2.46s, 2027          434,800        415,132        624,558        596,307        513,991        490,741
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1,  8s, 2005                   --             --         44,061         44,414         34,620         34,896
Ser. 04-WMC3, Class B3, 4.545s, 2035            31,000         29,450         92,000         87,400         85,000         80,750
FRB Ser. 02-HE1, Class A2, 2.34s, 2032         288,323        289,269             --             --             --             --
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 03-OP1N, Class N1, 7 1/4s, 2034            25,938         26,035        117,858        118,300        108,302        108,708
Ser. 04-FM1N, Class N1,  5s, 2035               54,378         53,937         85,317         84,625         78,754         78,116
Ser. 04-HE1N, Class N1,  5s, 2006                   --             --         98,653         98,258        146,217        145,632
Ser. 04-WM1N, Class N1, 4 1/2s, 2034            80,019         79,619        205,120        204,094        253,582        252,315
Ser. 04-WM3N, Class N1, 4 1/2s, 2005                --             --        358,366        356,575        320,242        318,641
Mid-State Trust Ser. 11, Class B,
8.221s, 2038                                    58,510         59,249        283,352        286,936        218,992        221,762
MMCA Automobile Trust Ser. 02-1, Class
B,  5.37s, 2010                                     --             --        166,619        166,619        154,774        154,774
Morgan Stanley ABS  Capital I 144A
Ser. 03-NC8N, Class Note, 7.6s, 2033            21,180         21,253         56,591         56,785         54,439         54,627
Ser. 03-NC9N, Class Note, 7.6s, 2033            14,838         14,912          9,892          9,941          9,892          9,941
Ser. 04-NC2N, Class Note, 6 1/4s, 2033          42,508         42,654        132,624        133,080        132,199        132,653
Morgan Stanley Auto Loan Trust Ser.
04-HB2, Class D,  3.59s, 2012                   27,000         27,000         45,000         45,000         42,000         42,000
Morgan Stanley Auto Loan  Trust 144A
Ser. 04-HB1, Class D,  5 1/2s, 2011                 --             --        235,000        234,413        168,000        167,580
Ser. 04-HB2, Class E,  5s, 2012                     --             --        107,000        103,121        100,000         96,375
Morgan Stanley Dean Witter Capital I
FRN Ser. 01-NC4, Class B1, 4.34s, 2032          31,000         30,608         83,000         81,950         43,000         42,456
Navigator CDO, Ltd. 144A FRB Ser.
03-1A, Class A1,  2.201s, 2015                 141,000        141,902        245,000        246,568        232,000        233,485
New Century Home Equity  Loan Trust
Ser. 03-2, Class A, IO, 4 1/2s, 2005         1,079,000         15,861      6,636,000         97,549      4,763,000         70,016
Ser. 03-5, Class AI7,  5.15s, 2033              98,000         98,399        333,000        334,355        292,000        293,189
New Century Mortgage Corp.  NIM Trust 144A
Ser. 03-5, Class Note,  8s, 2033                    --             --             --             --        120,493        121,434
Ser. 03-B, Class Note,  6 1/2s, 2033            24,084         24,170        183,224        183,883        142,141        142,651
Newcastle CDO, Ltd. 144A  FRB Ser. 3A,
Class 4FL,  5.04s, 2038                             --             --        139,000        140,043        109,000        109,818
NNIMS 144A Ser. 03-N1, Class Note,
7.385s, 2033                                    46,327         46,386         75,428         75,522         87,534         87,643
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, IO, 10.107s,
2034                                                --             --        193,837        218,490        178,252        200,923
Novastar NIM Trust 144A
Ser. 04-N1, Class Note, 4.458s, 2034                --             --        156,724        156,724        144,887        144,887
Ser. 04-N2, Class Note, 4.458s, 2034                --             --        212,492        212,492        451,943        451,943
Oakwood Mortgage Investors, Inc.
Ser. 01-D, Class A2,  5.26s, 2019                   --             --             --             --        536,337        411,424
Ser. 01-E, Class A, IO,  6s, 2009              263,080         47,881        898,359        163,501        602,394        109,636
Ser. 02-A, Class A2,  5.01s, 2020              435,482        374,907             --             --        262,160        225,694
Ser. 02-C, Class A1,  5.41s, 2032              390,953        351,506      1,437,814      1,292,738      1,330,536      1,196,285
Ser. 99-A, Class A3,  6.09s, 2029              633,181        617,035             --             --             --             --
Oceanstar 144A FRB Ser. 04, Class D,
3.91s, 2034                                     23,000         23,000        133,000        133,000        123,000        123,000
Ocwen Mortgage Loan Asset Backed
Certificates  Ser. 99-OFS1, Class AV,
2.19s, 2029                                    347,890        348,325        633,952        634,744        460,543        461,118
Option One Mortgage Securities Corp.
NIM Trust 144A Ser. 03-5, Class
Note, 6.9s, 2033                                    --             --         79,306         79,702         61,408         61,715
Origen Manufactured Housing
Ser. 04-B, Class A2,  3.79s, 2017              108,000        107,500         92,000         91,574         85,000         84,606
Ser. 04-B, Class A3,  4 3/4s, 2021              56,000         55,513             --             --             --             --
Park Place Securities NIM Trust 144A
Ser. 04-WCW2, Class D, 7.387s, 2034                 --             --        157,000        157,000        146,000        146,000
Ser. 04-MCWN1,  Class A, 4.458s, 2034           96,000         96,000        110,000        110,000        102,000        102,000
Park Place Securities, Inc. FRB Ser.
04-MCW1,  Class A2, 2.138s, 2034             1,000,000      1,000,000             --             --             --             --
Pass-Through Amortizing Credit Card
Trust Ser. 02-1A, Class A3FL, 4.788s,
2012                                            91,160         91,386         93,895         94,127         95,718         95,955
People's Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034                   260,000        260,584        681,000        682,531        632,000        633,421
Ser. 04-2, Class B, 5s, 2034                        --             --         70,000         63,420         70,000         63,420
Permanent Financing PLC FRB
Ser. 1, Class 3C, 3.063s, 2042 (United
Kingdom)                                        30,000         30,288        190,000        191,824        180,000        181,728
Ser. 3, Class 3C, 3.013s, 2042 (United
Kingdom)                                        80,000         81,088        280,000        283,808        270,000        273,672
Ser. 4, Class 3C, 2.663s, 2042 (United
Kingdom)                                       142,000        142,560        500,000        501,973        503,000        504,984
Ser. 5, Class 2C, 2.513s, 2042 (United
Kingdom)                                       117,000        117,146        445,000        445,556        405,000        405,506
Ser. 5, Class 1C, 2.363s, 2042 (United
Kingdom)                                       111,000        111,000        445,000        445,000        405,000        405,000
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 2.88s, 2011
(United Kingdom)                               134,000        133,962        474,000        473,865        422,000        421,880
FRB Ser. 04-2A, Class C, 2.812s, 2011
(United Kingdom)                                    --             --        183,000        183,000        169,000        169,000
Providian Gateway Master  Trust 144A
Ser. 04-DA, Class D, 4. 4s, 2011                    --             --        201,000        200,403        186,000        185,448
FRB Ser. 04-AA, Class D, 3.61s, 2011           100,000        100,220        266,000        266,585        265,000        265,583
FRN Ser. 04-BA, Class D, 3.16s, 2010                --             --        420,000        421,475        420,000        421,475
Re NIM Trust 144A Ser. 04-A, 4.45s,
2034                                           102,646        101,188        146,017        143,943        145,294        143,231
Renaissance Home Equity Loan Trust FRB
Ser. 04-3, Class AV1, 2.24s, 2034            1,000,000      1,000,000             --             --             --             --
Residential Asset Mortgage Products, Inc.
Ser. 02-RZ3, Class A, IO, 5 3/4s, 2005              --             --      1,324,815         20,995        869,048         13,772
Ser. 02-SL1, Class AI3,  7s, 2032              171,000        172,535        639,000        644,737        402,000        405,609
Ser. 03-RS1, Class A, IO,  1s, 2005          2,162,000         12,581     12,834,000         74,681      9,085,000         52,866
Ser. 03-RZ1, Class A, IO, 5 3/4s, 2005       1,247,508         43,943             --             --      1,731,148         60,979
Ser. 03-RZ3, Class A, IO, 4 1/2s, 2005              --             --             --             --      2,862,591         97,060
Residential Asset Securities Corp.
Ser. 02-KS4, Class AI, IO,  5s, 2004           242,802          1,841        908,104          6,887        571,323          4,333
Ser. 02-KS6, Class AIO, IO, 4 1/2s,
2005                                            83,266          1,349        361,613          5,859        235,524          3,816
Ser. 03-KS2, Class A, IO, 3 1/2s, 2005       1,527,551         33,279      7,939,808        172,975      6,058,564        131,991
Restructured Asset Securities 144A FRN
Ser. 03-3A,  Class A1, 2.56s, 2022                  --             --      1,079,952      1,067,803        969,568        958,661
SAIL Net Interest Margin  Notes 144A
Ser. 03-12A, Class A, 7.35s, 2033
(Cayman Islands)                                55,875         55,858         80,418         80,393         97,650         97,621
Ser. 03-13A, Class A, 6 3/4s, 2033
(Cayman Islands)                                43,645         43,589         71,373         71,281         65,724         65,640
Ser. 03-6A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --         90,960         90,284         70,906         70,379
Ser. 03-8A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --         91,746         91,284         72,241         71,877
Ser. 03-9A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --        225,637        224,463        145,445        144,689
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)                                    --             --         14,435         14,393             --             --
Ser. 04-2A, Class A, 5 1/2s, 2034
(Cayman Islands)                                70,527         70,527        451,621        451,621        427,494        427,494
Ser. 04-4A, Class A, 5s, 2034 (Cayman
Islands)                                            --             --        708,444        707,382        500,920        500,169
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)                                    --             --         80,000         73,752             --             --
SAIL Net Interest Margin  Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)                                21,824         21,714         28,743         28,599         66,535         66,201
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)                                    --             --         41,871         41,859         24,010         24,003
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)                                22,754         22,721        212,372        212,059             --             --
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)                                    --             --        233,533        233,208        362,020        361,516
Ser. 04-8A, Class A, 5s, 2034 (Cayman
Islands)                                       207,349        207,350        426,896        426,896        396,873        396,873
Ser. 04-8A, Class B, 6 3/4s, 2034
(Cayman Isalands)                                   --             --        138,200        135,097        128,398        125,516
Ser. 04-BNCA, Class A, 5s, 2034
(Cayman Islands)                                    --             --         78,807         78,691         72,608         72,502
Sasco Arc Net Interest Margin Notes
144A Ser. 02-BC10,  Class A, 7 3/4s,
2033                                             9,050          8,967          3,920          3,884             --             --
Saxon Asset Securities Trust Ser.
02-3, Class AV,  2.24s, 2032                   265,326        265,720             --             --             --             --
Saxon Net Interest Margin Trust 144A
Ser. 03-A,  Class A, 6.656s, 2033                   --             --         57,112         57,112         44,874         44,874
Sequoia Mortgage Funding Co. 144A Ser.
04-A, Class AX1,  IO, 0.8s, 2008             9,493,828        100,872             --             --             --             --
Sharps SP I, LLC Net Interest Margin Trust
Ser. 03-NC1N, Class N,  7 1/4s, 2033            39,952         40,102         56,436         56,648         51,687         51,880
Ser. 03-HE1N, Class N,  6.9s, 2033              37,571         37,759             --             --             --             --
Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-0P1N, Class NA,  4.45s, 2033            74,422         74,422        139,472        139,472        277,842        277,842
Ser. 03-HS1N, Class N,  7.48s, 2033             21,552         21,619             --             --         58,499         58,680
Ser. 04-4N, Class Note,  6.65s, 2034                --             --        110,614        109,674        102,421        101,550
Ser. 04-FM1N, Class N,  6.16s, 2033             68,164         68,505             --             --             --             --
Ser. 04-HE2N, Class NA,  5.43s, 2034            50,000         49,997         92,000         91,995         85,000         84,995
Ser. 04-HE1N, Class Note, 4.94s, 2034          105,640        105,244        141,060        140,532        141,060        140,532
Ser. 04-HS1N, Class Note, 5.92s, 2034           82,728         82,728        156,877        156,877        150,749        150,749
Specialty Underwriting & Residential
Finance  Ser. 04-BC1, Class X, IO,
2s, 2035                                     4,486,616         80,619             --             --             --             --
Structured Asset Investment Loan Trust
Ser. 03-BC10, Class A, IO,  6s, 2005           855,332         24,906      1,520,664         44,279      1,383,331         40,281
Ser. 03-BC11, Class A, IO,  6s, 2005         2,418,752         70,273      9,705,007        281,963      8,829,756        256,534
Ser. 03-BC12, Class A, IO,  6s, 2005           664,284         17,977      1,879,995         50,876      1,782,138         48,228
Ser. 03-BC13, Class A, IO,  6s, 2005         1,167,143         31,585      3,068,571         83,040      2,821,429         76,352
Ser. 03-BC1A, Class A,  7 3/4s, 2033            29,184         29,042        173,837        172,992        148,640        147,918
Ser. 03-BC2, Class A, IO,  6s, 2005          1,345,821         39,142      5,237,828        152,337      3,809,462        110,794
Ser. 03-BC3, Class A, IO,  6s, 2004            610,910          2,641             --             --             --             --
Ser. 03-BC4, Class A, IO,  6s, 2004            268,431          2,496      1,239,639         11,528        953,820          8,870
Ser. 03-BC5, Class A, IO,  6s, 2004             85,289            793             --             --             --             --
Ser. 03-BC6, Class A, IO,  6s, 2005          1,177,089         22,619      4,109,448         78,968      3,186,541         61,234
Ser. 03-BC8, Class A, IO,  6s, 2005            450,001         17,482      1,444,004         56,097      1,274,003         49,493
Ser. 03-BC9, Class A, IO,  6s, 2005            593,333         14,333      1,894,000         45,752      1,488,000         35,945
Ser. 04-1, Class A, IO,  6s, 2005            1,831,498         80,153      7,847,241        343,424      7,253,992        317,461
Ser. 04-3, Class A, IO,  6s, 2005            2,093,552        112,167             --             --      5,526,000        296,069
FRB Ser. 04-9, Class A4, 2.14s, 2034           410,000        410,000             --             --             --             --
Structured Asset Securities Corp.
Ser. 02-HF1, Class A, IO,  6s, 2005            236,364          5,697        887,818         21,397      2,324,545         56,024
Ser. 02-HF2, Class A, IO,  6s, 2004                 --             --      2,162,909          9,349             --             --
Ser. 03-BC2, Class A, IO,  6s, 2005            610,284         26,697      3,754,958        164,260      2,696,905        117,976
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-14, Class 1A,  5.129s, 2034            485,000        495,762      1,423,000      1,454,576      1,445,000      1,477,065
Ser. 03-40A, Class 1A,  5.002s, 2034            98,579        100,771        450,649        460,667        337,987        345,500
Ser. 03-12XS, Class A, IO,  5s, 2005           557,829         11,641             --             --             --             --
Ser. 04-12, Class 1A2,  4.977s, 2034           326,028        333,262        987,963      1,009,886        987,963      1,009,886
Ser. 04-10, Class 1A1,  4.975s, 2034           169,169        172,658        561,290        572,866        511,419        521,967
Ser. 04-4, Class 1 A1,  4.795s, 2034            58,206         59,329             --             --             --             --
Ser. 04-8, Class 1A3,  4.737s, 2034             59,285         60,193         41,405         42,039         76,223         77,390
Ser. 03-26A, Class 2A,  4.578s, 2033           247,018        251,089        861,678        875,879        767,027        779,667
Ser. 04-6, Class 1A,  4.435s, 2034             685,380        696,408      2,416,866      2,455,753      2,164,358      2,199,182
Structured Asset Securities  Corp.
Ser. 04-8, Class 1A1,  4.737s, 2034            150,564        153,406        432,874        441,042        376,412        383,515
Structured Asset Securities Corp. 144A
FRB Ser. 03-NP2, Class A2, 2.39s, 2032         564,000        563,207        586,000        585,176        538,000        537,244
FRN Ser. 03-NP3, Class A1, 2.34s, 2033         740,178        740,178        201,251        201,251        184,750        184,750
Terwin Mortgage Trust FRB Ser. 04-5HE,
Class A1B, IO, 2.26s, 2035                     116,000        115,873        692,000        691,243        658,000        657,280
TIAA Real Estate CDO, Ltd. Class III,
FRN, 7.6s, 2037 (Cayman Islands)               100,000        107,844        284,000        306,276        178,000        191,962
Ser. 02-1A, Class IIFX, 6.77s,  2037
(Cayman Islands)                               200,000        217,859             --             --             --             --
Ser. 03-1A, Class E, 8s, 2038 (Cayman
Islands)                                            --             --        349,000        331,341        299,000        283,871
Wells Fargo Home Equity Trust Ser.
04-1, Class A, IO,  6s, 2005                   933,705         51,233             --             --             --             --
Wells Fargo Home Equity  Trust 144A
Ser. 04-1N, Class A,  5s, 2034                      --             --        171,200        170,588             --             --
Ser. 04-2, Class N1,  4 1/2s, 2034             436,000        435,974        873,000        872,948        812,000        811,952
Ser. 04-2, Class N2,  8s, 2034                  25,000         23,750        184,000        174,800        171,000        162,450
Westo Ser. 04-3, Class D, 4.07s, 2012           38,000         38,080        222,000        222,466        202,000        202,424
Whole Auto Loan Trust  Ser. 03-1,
Class C,  3.13s, 2010                               --             --         92,892         91,876         79,001         78,137
Whole Auto Loan Trust 144A Ser. 03-1,
Class D, 6s, 2010                               97,017         97,062        544,598        544,853        463,071        463,289
                                                         ------------                  ------------                  ------------
Total Asset-backed securities  (cost
$35,212,384, $76,582,917  and
$67,788,998)                                              $34,852,099                   $74,949,511                   $66,761,818
---------------------------------------------------------------------------------------------------------------------------------
                                                    Growth 1.1%                  Balanced 3.2%              Conservative 5.7%

Collateralized mortgage                      Principal                     Principal                     Principal
obligations (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Asset Securitization Corp. Ser. 96-D3,
Class A1C,  7.4s, 2026                        $383,022       $410,875     $2,344,282     $2,514,750     $1,675,146     $1,796,957
Banc of America Commercial Mortgage,
Inc. 144A FRB Ser. 04-4, IO, 0.526s,
2019                                         2,216,000         32,896      9,273,000        137,657      8,615,000        127,889
Banc of America Large  Loan 144A
FRN Ser. 02-FL2A, Class L1, 4.696s,
2014                                                --             --        133,000        133,134        205,000        205,207
Ser. 03-BBA2, Class X1A, IO, 0.806s,
2015                                         7,472,757         49,819     26,390,347        175,937     24,132,871        160,887
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033                                        --             --        386,000        405,715        396,000        416,226
Bear Stearns Commercial Mortgage
Securitization  Corp. 144A
Ser. 04-ESA, Class K,  4.258s, 2016                 --             --        230,000        229,999        200,000        199,999
Ser. 04-HS2A, Class G,  3.158s, 2016                --             --        175,000        175,000        175,000        175,000
Chase Commercial Mortgage Securities
Corp. Ser. 00-1, Class A1, 7.656s,
2032                                           274,079        281,877      2,044,445      2,102,610      1,466,125      1,507,837
Chase Commercial Mortgage Securities
Corp. 144A
Ser. 98-1, Class F,  6.56s, 2030                    --             --        962,000      1,051,273        896,000        979,149
Ser. 98-1, Class G,  6.56s, 2030                    --             --        249,000        264,563        231,000        245,438
Chase Manhattan Bank-First Union
National Ser. 99-1, Class A1, 7.134s,
2031                                           143,145        151,217             --             --             --             --
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3,  6.57s, 2030                 --             --        397,000        425,038        251,000        268,727
Ser. 97-ML1, Class A2,  6.53s, 2030            250,000        252,500      1,000,000      1,010,000        600,000        606,000
Ser. 97-ML1, IO, 0.84s, 2017                 3,426,996         75,501     12,938,998        285,062      8,404,498        185,162
Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033             280,000        296,945             --             --             --             --
CS First Boston Mortgage Securities
Corp. 144A
FRB Ser. 03-TF2A, Class L, 5.76s, 2014              --             --        254,000        252,352        245,000        243,410
FRB Ser. 02-FL2A, Class A2, 2.161s,
2010                                           256,234        256,223             --             --             --             --
Ser. 04-C3, Class AX, IO, 0.089s, 2036              --             --     10,724,049        180,539     12,393,123        208,638
Deutsche Mortgage & Asset Receiving
Corp. Ser. 98-C1, Class X, IO, 1.091s,
2023                                         4,162,997        107,623     16,132,822        417,070     12,080,491        312,308
DLJ Commercial Mortgage Corp. Ser.
98-CF2, Class B3,  6.04s, 2031                      --             --        100,000        105,031        100,000        105,031
DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032                   --             --        949,000      1,008,938        883,000        938,769
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030                  --             --        250,000        271,922        200,000        217,537
Fannie Mae
Ser. 04-10, Class QC,  22.14s, 2031            115,489        140,326        710,703        863,542        658,288        799,855
Ser. 02-36, Class SJ,  16.088s, 2029            14,088         15,386         52,766         57,626         33,240         36,302
Ser. 04-4, Class QM,  10.97s, 2033             149,406        149,611        917,237        918,496        882,250        883,461
Ser. 04-T3, Class PT1, 10.228s, 2044            35,587         41,160        514,228        594,767        244,659        282,977
Ser. 02-T1, Class A4,  9 1/2s, 2031              9,668         11,014             --             --             --             --
Ser. 03-W6, Class PT1,  9.415s, 2042            92,743        105,714        369,483        421,161        215,865        246,057
Fannie Mae
Ser. 02-26, Class A2,  7 1/2s, 2048                 --             --        300,506        326,111        213,821        232,041
Ser. 04-W8, Class 3A,  7 1/2s, 2044            258,484        280,462        862,827        936,191        761,800        826,574
Ser. 04-W2, Class 5A,  7 1/2s, 2044            105,650        114,849             --             --             --             --
Ser. 04-T3, Class 1A4,  7 1/2s, 2044             8,028          8,705         35,678         38,687         23,191         25,146
Ser. 04-W9, Class 2A3,  7 1/2s, 2044           171,396        185,940             --             --             --             --
Ser. 02-T18, Class A4,  7 1/2s, 2042             5,310          5,762         21,770         23,625         14,336         15,558
Ser. 03-W3, Class 1A3,  7 1/2s, 2042           186,513        202,427        685,944        744,473        409,169        444,082
Ser. 02-T16, Class A3,  7 1/2s, 2042           253,381        274,971      1,009,473      1,095,488        589,770        640,023
Ser. 02-T19, Class A3,  7 1/2s, 2042            56,787         61,609             --             --             --             --
Ser. 03-W2, Class 1A3,  7 1/2s, 2042           975,505      1,059,215        317,075        344,284      1,173,011      1,273,671
Ser. 02-T12, Class A3,  7 1/2s, 2042            15,646         16,967        223,518        242,384        106,394        115,375
Ser. 02-W4, Class A5,  7 1/2s, 2042             36,323         39,398        523,509        567,820        249,268        270,367
Ser. 02-W1, Class 2A,  7 1/2s, 2042             49,178         53,012        310,512        334,718        513,319        553,335
Ser. 02-14, Class A2,  7 1/2s, 2042            155,658        168,416      1,001,368      1,083,441      1,186,741      1,284,008
Ser. 01-T10, Class A2,  7 1/2s, 2041                --             --             --             --          6,494          7,001
Ser. 02-T4, Class A3,  7 1/2s, 2041            130,115        140,644        969,528      1,047,989      1,176,888      1,272,129
Ser. 02-T6, Class A2,  7 1/2s, 2041            391,275        421,931      2,824,301      3,045,583      1,859,871      2,005,590
Ser. 01-T12, Class A2,  7 1/2s, 2041               372            402          2,232          2,413          1,488          1,608
Ser. 01-T8, Class A1,  7 1/2s, 2041            306,045        330,480      1,932,362      2,086,647      3,194,457      3,449,512
Ser. 01-T7, Class A1,  7 1/2s, 2041              1,916          2,067          3,790          4,087         38,483         41,508
Ser. 01-T3, Class A1,  7 1/2s, 2040                 --             --             --             --          4,017          4,331
Ser. 01-T1, Class A1,  7 1/2s, 2040              8,711          9,417        126,649        136,910         72,036         77,872
Ser. 99-T2, Class A1,  7 1/2s, 2039              6,718          7,260         62,953         68,032         49,765         53,780
Ser. 02-T1, Class A3,  7 1/2s, 2031             33,645         36,345      1,521,756      1,643,900        230,100        248,569
Ser. 00-T6, Class A1,  7 1/2s, 2030                 --             --             --             --          2,580          2,782
Ser. 01-T5, Class A3,  7 1/2s, 2030                 --             --        510,049        548,825             --             --
Ser. 02-W7, Class A5,  7 1/2s, 2029            167,642        181,906          1,842          1,999          1,382          1,499
Ser. 01-T4, Class A1,  7 1/2s, 2028                 --             --        181,184        196,348        128,727        139,501
Ser. 02-W3, Class A5,  7 1/2s, 2028             57,684         62,546      1,222,258      1,325,286      1,953,266      2,117,912
Ser. 03-118, Class SF, IO, 6.26s, 2033         996,086        138,518      3,543,136        492,717      3,533,874        491,429
Ser. 02-36, Class QH, IO, 6.21s, 2029           30,525          1,399        114,325          5,240         85,238          3,907
Fannie Mae
Ser. 03-22, IO, 6s, 2033                       542,699        108,224             --             --             --             --
Ser. 03-31, Class IM, IO, 5 3/4s, 2032         464,246         45,844      2,863,398        282,761      2,650,140        261,701
Ser. 346, Class 2, IO,  5 1/2s, 2033           246,751         56,676        902,792        207,360        869,105        199,623
Ser. 333, Class 2, IO,  5 1/2s, 2033         1,639,132        361,890      8,473,441      1,870,777      6,372,486      1,406,926
Ser. 329, Class 2, IO,  5 1/2s, 2033         2,107,815        461,084     11,939,193      2,611,699      8,977,817      1,963,897
Ser. 03-8, Class IP, IO, 5 1/2s, 2028               --             --      1,490,775        107,025      1,376,573         98,826
Ser. 03-17, Class IT, IO, 5 1/2s, 2027         340,000         66,513             --             --             --             --
Ser. 03, Class PK, IO,  5 1/2s, 2026           617,998         30,127      5,640,070        274,953      5,186,180        252,826
Ser. 03-10, Class BI, IO, 5 1/2s, 2026         687,000         75,999             --             --             --             --
Ser. 343, Class 29, IO,  5s, 2033              209,570         32,443      1,289,660        199,648      1,194,548        184,924
Ser. 03-24, Class UI, IO,  5s, 2031            373,198         62,321      1,326,569        221,527      1,323,373        220,993
Ser. 03-18, Class IU, IO,  5s, 2017            187,519         23,850             --             --             --             --
Ser. 03-W12, Class 2, IO, 2.228s, 2043       1,596,203        101,558      5,482,899        348,849      4,510,223        286,962
Ser. 03-W10, Class 1, IO, 2.005s, 2043       2,391,725        129,300     11,432,826        618,073     16,638,180        899,481
Ser. 03-W10, Class 3, IO, 1.987s, 2043         822,737         44,479      3,377,980        182,622      2,635,477        142,480
Ser. 03-W6, Class 11, IO, 1.716s, 2042       1,165,461         16,136        924,518         12,800      2,223,986         30,791
Ser. 03-W8, Class 12, IO, 1.643s, 2042       3,725,254        180,458     13,218,562        640,332     10,177,836        493,034
Ser. 03-W8, Class 11, IO, 1.261s, 2042       2,462,592         18,429      8,705,676         65,149      6,713,010         50,237
Ser. 03-W6, Class 21, IO, 1.182s, 2042       1,088,702          6,373        863,974          5,057      2,077,315         12,160
Ser. 03-W17, Class 12, IO, 1.162s,
2033                                                --             --      4,004,241        132,535      3,844,285        127,241
Ser. 03-T2, Class 2, IO, 1.068s, 2042        1,831,617         46,019     17,629,316        442,930     12,535,130        314,940
Ser. 03-W6, Class 51, IO, 0.674s, 2042       1,173,338         21,762      5,248,431         97,341      4,156,669         77,093
Ser. 01-T12, Class IO,  0.571s, 2041         3,069,032         46,547      3,534,601         53,608      2,352,056         35,673
Ser. 01-50, Class B1, IO, 0.478s, 2041       1,716,627         20,787      5,889,477         71,315      3,943,009         47,746
Ser. 03-W2, Class 1, IO, 0.47s, 2042           942,382         12,405     33,088,075        435,568     26,491,402        348,730
Ser. 02-T4, IO, 0.451s, 2041                18,128,791        206,703     19,054,610        217,260     12,049,059        137,383
Ser. 02-T1, IO, 0.422s, 2031                 2,793,887         30,074      3,469,288         37,345      2,202,910         23,713
Ser. 03-W6, Class 3, IO, 0.366s, 2042        1,672,660         17,322      7,481,009         77,472      5,925,231         61,361
Ser. 03-W6, Class 23, IO, 0.352s, 2042       1,766,156         17,594      7,897,705         78,674      6,254,855         62,308
Ser. 01-79, Class BI, IO, 0.35s, 2045        2,880,714         26,221     19,633,171        178,709     13,960,381        127,073
Ser. 03-34, Class P1, Principal  Only
(PO), zero %, 2043                              85,805         61,419             --             --             --             --
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-58, Class 4A,  7 1/2s, 2043           1,326,828      1,434,056        431,236        466,086        237,338        256,518
Ser. T-42, Class A5,  7 1/2s, 2042              18,740         20,273             --             --             --             --
Ser. T-56, Class A, IO, 1.511s, 2043         1,656,345         34,162      5,818,147        119,999      4,640,473         95,710
Ser. T-56, Class 3, IO, 0.366s, 2043         1,570,947         17,673      5,217,183         58,693      4,262,188         47,950
Ser. T-56, Class 1, IO, 0.267s, 2043         1,848,968         15,890      6,141,528         52,779      5,016,688         43,112
Ser. T-56, Class 2, IO, 0.064s, 2043         1,825,138          6,559      6,060,703         21,781      4,951,131         17,793
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1,  7.59s, 2025             100,000         73,100             --             --             --             --
Ser. 00-1, Class X, IO, 1.567s, 2020         1,080,740         68,707      4,178,378        265,636      2,670,403        169,768
FFCA Secured Lending Corp. 144A Ser.
00-1, Class A2, 7.77s, 2027                    392,000        448,568      1,334,000      1,526,503        705,000        806,735
First Chicago Lennar Trust 144A Ser.
97-CHL1, Class D, 7.856s, 2039                      --             --      1,110,000      1,154,569      1,060,000      1,102,562
First Union National Bank-Bank of
America Commercial Mortgage 144A Ser.
01-C1, Class 3, IO, 2.014s, 2033                    --             --      7,492,881        651,822      6,673,784        580,567
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F,  7 1/2s, 2029                  --             --        580,000        676,606        538,000        627,611
Ser. 97-C1, Class A3,  7.38s, 2029             749,916        807,695             --             --             --             --
Freddie Mac
Ser. 2763, Class SC,  21.56s, 2032             366,545        447,804      1,303,166      1,592,064      1,300,339      1,588,611
Ser. 2595, Class WU, IO, 5 1/2s, 2026          547,200         94,905             --             --             --             --
Ser. 2553, Class IJ, IO, 5 1/2s, 2020          137,375          4,465             --             --             --             --
Ser. 2596, Class IL, IO,  5s, 2030             250,502         38,535      1,536,191        236,316      1,474,809        226,874
Ser. 2626, Class JS, IO, 4.84s, 2023         1,332,477        115,966             --             --             --             --
Ser. 2696, PO, zero %, 2033                     80,653         53,674        495,438        329,711        477,003        317,443
Ser. 1208, Class F, PO,  zero %, 2022           19,391         17,508             --             --             --             --
G-Force CDO, Ltd. 144A
Ser. 02-1A, Class E,  8 1/4s, 2037                  --             --        150,000        155,789        142,000        147,480
Ser. 02-1A, Class D,  7.61s, 2037                   --             --        100,000        109,531             --             --
General Growth
Properties-Mall Properties Trust FRB
Ser. 01-C1A, Class D3,  4.01s, 2014             82,479         82,582        294,924        295,293        237,439        237,736
GMAC Commercial Mortgage Securities,
Inc. 144A
Ser. 99-C3, Class G,  6.974s, 2036                  --             --        350,039        278,264        306,364        243,545
FRN Ser. 02-FL1A, Class D, 4 1/2s,
2014                                                --             --         81,048         81,023         75,007         74,984
Government National Mortgage Association
Ser. 03-114, Class SP, 14.614s, 2027           255,048        280,154        935,475      1,027,560        900,327        988,953
Ser. 97-13, Class PI, IO,  8s, 2027            180,952         34,025             --             --             --             --
Ser. 99-31, Class MP, PO,  zero %,
2029                                            47,442         42,394        224,135        200,286        112,068        100,143
Ser. 98-2, Class EA, PO,  zero %, 2028          45,418         38,378          8,665          7,322             --             --
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 5.01s, 2015          62,000         62,078        124,000        124,155        114,000        114,143
HVB Mortgage Capital Corp. Ser.
03-FL1A, Class K,  4.59s, 2022                 118,000        117,406             --             --             --             --
IStar Asset Receivables Trust Ser.
02-1A, Class E,  3.075s, 2020                  133,000        133,253        501,000        501,952        314,000        314,597
JP Morgan Chase Commercial Mortgage
Securities Corp.  144A Ser. 04-FL1A,
Class X1A,  IO, 0.859s, 2019                 7,544,000         79,212             --             --             --             --
LB Commercial Conduit Mortgage Trust
Ser. 96-C2, Class A, 7.502s, 2026               97,371         99,608             --             --             --             --
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F,  6.41s, 2031                   --             --        149,428        151,106        136,004        137,531
Ser. 99-C1, Class G,  6.41s, 2031                   --             --        159,961        126,301        145,590        114,954
LB-UBS Commercial Mortgage Trust 144A
Ser. 04-C2, Class XCL, IO, 0.147s,
2036                                         1,026,382         28,956             --             --      4,488,551        126,628
Lehman Brothers Floating Rate Commercial
Mortgage  Trust 144A
FRB Ser. 04-LLFA, Class H, 2.71s, 2017         175,000        175,656        184,000        184,690        214,000        214,803
FRB Ser. 03-C4, Class A, 2.35s, 2015            77,060         77,252        268,738        269,410        207,220        207,738
Merrill Lynch Mortgage Investors, Inc.
Ser. 99-C1, Class A1,  7.37s, 2031             415,101        437,340        319,628        336,752        201,324        212,110
Ser. 98-C3, Class E,  7.152s, 2030                  --             --        137,000        152,070        127,000        140,970
Ser. 96-C2, Class JS, IO, 2.128s, 2028         558,975         30,627      1,022,513         56,025        390,134         21,376
Merrill Lynch Mortgage Trust 144A Ser.
04-KEY2, Class X-C, IO, 0.052s, 2039         1,942,000         38,926      6,827,000        136,843      6,334,000        126,961
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E,  7.48s, 2028                   --             --        240,000        251,848        230,000        241,354
Ser. 98-HF1, Class F,  7.18s, 2030              14,000         15,404        124,000        136,439        115,000        126,536
Ser. 04-RR, Class F5,  6s, 2039                     --             --        395,000        342,785        340,000        295,055
Ser. 04-RR, Class F6,  6s, 2039                     --             --        395,000        328,694        350,000        291,248
Morgan Stanley Dean Witter Capital I 144A
FRB Ser. 01-XLF, Class D, 3.206s, 2013          52,079         52,090         90,643         90,663         60,978         60,991
FRB Ser. 01-XLF, Class E, 3.156s, 2013         113,628        113,636        119,439        119,447         80,702         80,707
Mortgage Capital Funding, Inc.
Ser. 97-MC1, Class A3,  7.288s, 2027            81,075         84,297             --             --             --             --
Ser. 97-MC2, Class X, IO, 1.495s, 2012       1,361,498         38,658        377,202         10,710             --             --
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.288s, 2030              37,000         41,106        215,000        238,857        206,000        228,859
Nomura Asset Securities Corp.
Ser. 95-MD3, Class A1B,  8.15s, 2027           459,726        465,388        167,837        169,903        113,107        114,500
Ser. 96-MD5, Class A1C,  7.12s, 2039           235,000        248,866      1,315,000      1,392,593      1,017,566      1,077,608
PNC Mortgage Acceptance  Corp. 144A
Ser. 99-CM1, Class B3,  7.1s, 2032                  --             --        813,000        906,129        757,000        843,715
Ser. 00-C2, Class J,  6.22s, 2033                   --             --        208,000        215,089        193,000        199,577
Salomon Brothers Mortgage Securities VII
Ser. 96-C1, Class E,  8.402s, 2028                  --             --        610,000        643,134        530,000        558,789
Ser. 00-C2, Class A1,  7.298s, 2033             19,073         19,570         70,344         72,178         44,298         45,453
Salomon Brothers Mortgage Securities
VII 144A  Ser. 03-CDCA,  Class X3CD,
IO, 0.89s, 2015                                787,486         12,153      2,727,405         42,092      2,543,992         39,261
Starwood Asset Receivables Trust 144A
FRB Ser. 03-1A, Class F, 2.94s, 2022            22,685         22,715             --             --             --             --
FRB Ser. 03-1A, Class E, 2.89s, 2022            31,760         31,801             --             --             --             --
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman
Islands)                                            --             --        172,000        151,859        165,000        145,679
Ser. 03-1A, Class M, 5s, 2018 (Cayman
Islands)                                            --             --        116,000         96,988        112,000         93,643
Ser. 04-1A, Class K, 5s, 2018 (Cayman
Islands)                                       100,000         96,730             --             --             --             --
Ser. 04-1A, Class L, 5s, 2018 (Cayman
Islands)                                            --             --         76,000         67,290         74,000         65,520
TIAA Commercial Real
Estate Securitization Ser.
01-C1A, Class A1, 5.77s, 2016 (Cayman
Islands)                                        39,912         41,028             --             --             --             --
Trizechahn Office Properties Trust
144A Ser. 01-TZHA, Class D3, 6.943s,
2013                                            52,000         55,795        143,000        153,435        122,000        130,903
                                                         ------------                  ------------                  ------------
Total Collateralized  mortgage
obligations  (cost $16,266,930,
$59,796,547  and $51,360,447)                             $15,308,516                   $56,593,839                   $48,661,359
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.1%                    Balanced --%               Conservative --%

Warrants (a) (NON)            Exp. date       Warrants          Value       Warrants          Value       Warrants          Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc.                   9/8/08            356         $1,869             --            $--            179           $940
AboveNet, Inc.                   9/8/10            419          1,676             --             --            212            848
Dayton Superior  Corp. 144A     6/15/09            630              1             --             --            330              1
Hanaro Telecom,  Inc. 144A      9/15/05        151,689        421,724             --             --             --             --
ONO Finance PLC  144A (United
Kingdom)                        2/15/11            290              3             --             --             --             --
Pliant Corp. 144A                6/1/10             --             --             --             --            160              2
SK Telecom 144A                 7/15/05          8,336      1,271,040             --             --             --             --
Travel Centers of  America,
Inc. 144A                        5/1/09            210          1,050             --             --            180            900
Ubiquitel, Inc. 144A            4/15/10             --             --             --             --            590              1
Washington Group
International, Inc.
Ser. A                          1/25/06          1,794         15,070             --             --            864          7,256
Washington Group
International, Inc.
Ser. B                          1/25/06          2,050         12,300             --             --            987          5,922
Washington Group
International, Inc.
Ser. C                          1/25/06          1,107          6,531             --             --            533          3,145
                                                         ------------                  ------------                  ------------
Total Warrants  (cost
$1,949,933, $--
 and $180,431)                                             $1,731,264                           $--                       $19,015
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth --%                   Balanced --%                Conservative --%
Units (a) (cost $366,647, $--  and
$176,736)                                       Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Morrison Knudsen  Corp., zero % 2032           570,000        $37,050             --            $--        275,000        $17,875
---------------------------------------------------------------------------------------------------------------------------------
                                                      Growth --%                   Balanced --%                Conservative --%

Preferred stocks (a)  (cost $943, $--
and $--)                                        Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Dobson Communications  Corp. 13.00%
pfd. (PIK)                                           1           $420             --            $--             --            $--
---------------------------------------------------------------------------------------------------------------------------------

                                                        Growth --%                   Balanced --%          Conservative 0.1%

Municipal bonds                              Principal                     Principal                     Principal
and notes                   Rating (RAT)        amount           Value        amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
IL State G.O. Bonds,  5.1s,
6/1/33                              Aa3            $--            $--       $265,000       $252,420       $255,000       $242,895
NJ State Tpk. Auth. Rev.
Bonds, Ser.
B, AMBAC,  4.252s, 1/1/16           Aaa             --             --        255,000        245,313        200,000        192,402
OR State G.O. Bonds (Taxable
Pension),
5.892s, 6/1/27                      Aa3             --             --        270,000        286,303        240,000        254,491
                                                         ------------                  ------------                  ------------
Total Municipal bonds
and notes (cost
$--, $790,000  and
$695,000)                                                         $--                      $784,036                      $689,788
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth 9.6%                  Balanced 21.6%          Conservative 33.1%

Short-term                                   Principal                     Principal                     Principal
investments (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Atlantic Asset Securitization  Corp.
for an effective yield  of 1.80%,
October 4, 2004                                    $--            $--            $--            $--     $2,913,000     $2,912,563
Canadian Imperial Bank of  Commerce
for an effective yield of 1.11%,
December 20, 2004 (Canada)                   3,000,000      2,999,001      1,600,000      1,599,467      4,700,000      4,698,435
CIESCO, LLC for an effective yield of
1.80%, November 16, 2004                            --             --             --             --      5,600,000      5,587,120
CIT Group, Inc. for an effective yield
of 1.79%, November 8, 2004                          --             --             --             --      5,000,000      4,990,553
Citigroup Global Markets Holdings,
Inc. for an effective yield of
1.62%, October 14, 2004                             --             --     15,000,000     14,991,225             --             --
Credit Lyonnais North America for an
effective yield of 1.41%, January 14,
2005 (France)                                5,500,000      5,477,384      7,000,000      6,971,216             --             --
Household Finance Corp. for
an effective yield of 1.66%, November
15, 2004                                            --             --     10,000,000      9,977,375      5,000,000      4,988,688
Old Line Funding Corp. for
an effective yield of 1.82%, November
12, 2004                                            --             --             --             --     10,000,000      9,978,767
Park Granada, LLC for an effective
yield of 1.70%, October 8, 2004                     --             --     12,057,000     12,052,780             --             --
Ranger Funding Co., LLC for
an effective yield of 1.78%, October
19, 2004                                            --             --             --             --     23,037,000     23,016,497
UBS Finance (Delaware), LLC for an
effective yield of 1.88%,  October 1,
2004                                                --             --             --             --     21,727,000     21,725,865
Wells Fargo Bank N.A. for an effective
yield of 1.73%, October 14, 2004                    --             --     15,000,000     15,000,000      8,000,000      8,000,000
Putnam Prime Money  Market Fund (e)         93,242,895     93,242,895    263,518,657    263,518,657    192,685,083    192,685,083
Short-term investments held
as collateral for loaned securities
with yields ranging from 1.68%  to
2.11% and due dates ranging  from
October 1, 2004 to  November 16, 2004
(d)                                         27,390,024     27,366,076     62,594,931     62,539,522     22,491,912      2,247,176
                                                         ------------                  ------------                  ------------
Total Short-term investments  (cost
$129,085,356, $386,650,242  and
$280,830,747)                                            $129,085,356                  $386,650,242                  $280,830,747
---------------------------------------------------------------------------------------------------------------------------------
Total Investments  (cost
$1,336,925,541,  $2,004,031,324 and
$986,043,506)                                          $1,414,189,314                $2,052,041,297                $1,003,594,303
---------------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets as follows:

      Growth portfolio            $1,344,422,743
      Balanced portfolio           1,792,852,237
      Conservative portfolio         849,212,796

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2004. Securities rated by Putnam are indicated by "/P" . Ratings are not covered by the Report of Independent Registered Public Accounting Firm.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. ABN AMRO
      Holdings NV was acquired on 5/9/03 with a cost of $65,105 for Growth portfolio. AMRESCO Creditor Trust was acquired on various dates from 5/7/99 to
      2/25/00 with a cost of $76,930 and $47,149 for Growth and Conservative portfolios, respectively. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 for Conservative portfolio. The total market value of restricted securities held by the fund did not exceed 0.1% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2004.

  (R) Real Estate Investment Trust.

 (SG) Securities on loan, in part or in entirety, at September 30, 2004 (Growth portfolio).

 (SB) Securities on loan, in part or in entirety, at September 30, 2004
      (Balanced portfolio).

 (SC) Securities on loan, in part or in entirety, at September 30, 2004
      (Conservative portfolio).

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam
      Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional

      ADR or GDR after the name of a foreign holding stands for American Depositary
      Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities
      (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are
      the current interest rates at September 30, 2004.


DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2004:
(as a percentage of Market Value)

Growth Portfolio
---------------------------------------------------
Australia                                       1.1%
Bermuda                                         0.6
Brazil                                          1.2
Canada                                          0.6
France                                          2.4
Germany                                         1.3
Hong Kong                                       0.6
Italy                                           0.6
Japan                                           4.6
Mexico                                          0.6
Netherlands                                     0.9
Russia                                          0.5
South Africa                                    0.6
South Korea                                     1.6
Spain                                           0.6
Sweden                                          0.6
Switzerland                                     1.5
Taiwan                                          1.1
United Kingdom                                  5.7
United States                                  68.7
Other                                           4.6
                                         ----------
Total                                         100.0%


Balanced Portfolio
---------------------------------------------------
Australia                                       0.7%
Bermuda                                         0.5
France                                          1.9
Germany                                         1.0
Japan                                           3.1
Netherlands                                     0.7
Switzerland                                     1.0
United Kingdom                                  3.9
United States                                  83.3
Other                                           3.9
                                         ----------
Total                                         100.0%


Conservative Portfolio
---------------------------------------------------
Canada                                          0.7%
Cayman Islands                                  0.6
France                                          0.8
Japan                                           1.3
United Kingdom                                  2.2
United States                                  91.4
Other                                           3.0
                                         ----------
Total                                         100.0%



Forward currency contracts to buy
at September 30, 2004
(aggregate face value $153,152,023)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $46,368,567       $44,701,100          12/15/04        $1,667,467
British Pound                        40,061,070        39,650,404          12/15/04           410,666
Euro                                 23,583,709        23,217,905          12/15/04           365,804
Japanese Yen                         33,725,797        33,837,860          12/15/04          (112,063)
New Zealand Dollar                      307,807           296,509          12/15/04            11,298
Norwegian Krone                         631,313           615,644          12/15/04            15,669
Singapore Dollar                        636,357           626,714          12/15/04             9,643
Swiss Franc                           3,446,619         3,414,374          12/15/04            32,245
Taiwan Dollar                         6,779,512         6,791,513          12/15/04           (12,001)
------------------------------------------------------------------------------------------------------
                                                                                           $2,388,728
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell at September 30, 2004
(aggregate face value $208,547,606)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $1,918,116        $1,845,321          12/15/04          $(72,795)
British Pound                        32,641,890        32,333,961          12/15/04          (307,929)
Canadian Dollar                      31,804,917        30,810,805          12/15/04          (994,112)
Danish Krone                          1,737,551         1,693,245          12/15/04           (44,306)
Euro                                 60,208,799        58,906,316          12/15/04        (1,302,483)
Hong Kong Dollar                        791,594           791,533          12/15/04               (61)
Japanese Yen                         24,795,711        24,883,022          12/15/04            87,311
Mexican Peso                          3,954,106         3,892,132          12/15/04           (61,974)
Swedish Krona                        13,635,838        13,318,347          12/15/04          (317,491)
Swiss Franc                          40,763,196        40,072,924          12/15/04          (690,272)
------------------------------------------------------------------------------------------------------
                                                                                          $(3,704,112)
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at September 30, 2004                                                              Growth

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Canada Government Bond
10 yr (Long)                           $173,635          $173,658            Dec-04              $(23)
CBT Interest Rate Swap
10 yr (Long)                          5,094,500         5,003,331            Dec-04            91,169
Euro 90 day (Long)                    1,709,663         1,710,051            Dec-04              (388)
Euro 90 day (Short)                  84,017,701        84,102,508            Dec-04            84,807
Euro 90 day (Long)                    1,461,600         1,460,160            Mar-05             1,440
Euro 90 day (Short)                     974,400           977,058            Mar-05             2,658
Euro 90 day (Long)                    1,458,300         1,454,835            Jun-05             3,465
Euro 90 day (Short)                     972,200           973,046            Jun-05               846
Euro 90 day (Long)                    1,454,850         1,449,885            Sep-05             4,965
Euro 90 day (Short)                     969,900           969,496            Sep-05              (404)
Euro 90 day (Long)                    2,176,875         2,168,197            Dec-05             8,678
Euro 90 day (Short)                     725,625           724,900            Dec-05              (725)
Euro 90 day (Long)                    1,930,800         1,921,792            Mar-06             9,008
Euro 90 day (Long)                    1,927,200         1,917,992            Jun-06             9,208
Euro-Bobl 5 yr (Long)                 1,938,276         1,938,667            Dec-04              (391)
Euro-Bund 10 yr (Long)               12,207,204        12,070,100            Dec-04           137,104
FTSE 100 Index (Short)               78,302,162        77,908,015            Dec-04          (394,147)
Japanese Government Bond
10 yr (Long)                         83,883,631        83,616,517            Dec-04           267,114
Japanese Government Bond
10 yr (Long)                          2,254,737         2,254,202            Dec-04               535
Russell 2000 Index (Short)           69,454,000        68,404,118            Dec-04        (1,049,882)
S&P 500 Index (Long)                221,028,925       221,607,874            Dec-04          (578,949)
SPI 200 Index (Short)                14,252,207        14,069,435            Dec-04          (182,772)
Tokyo Price Index (Short)            13,606,171        13,491,541            Dec-04          (114,630)
U.K. Gilt (Long)                     48,117,411        47,701,475            Dec-04           415,936
U.S. Treasury Bond (Long)            12,231,844        11,976,250            Dec-04           255,594
U.S. Treasury Note 2 yr (Short        4,647,156         4,647,783            Dec-04               627
U.S. Treasury Note 5 yr (Long)       19,713,500        19,630,629            Dec-04            82,871
U.S. Treasury Note 5 yr (Short       20,710,250        20,624,456            Dec-04           (85,794)
U.S. Treasury Note
10 yr (Long)                         29,169,875        28,919,852            Dec-04           250,023
U.S. Treasury Note
10 yr (Short)                        52,145,375        51,612,374            Dec-04          (533,001)
------------------------------------------------------------------------------------------------------
                                                                                          $(1,315,058)
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding at September 30, 2004
(proceeds receivable $17,808,215)                                                   Growth

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                         $2,100,000          11/15/04        $2,197,453
FNMA, 6 1/2s, October 1, 2034                           6,300,000          10/14/04         6,607,125
FNMA, 6s, October 1, 2034                               7,100,000          10/14/04         7,341,843
FNMA, 5 1/2s, October 1, 2034                           1,642,000          10/14/04         1,663,295
FNMA, 4 1/2s, August 1, 2034                                  270           10/1/04               256
------------------------------------------------------------------------------------------------------
                                                                                          $17,809,972
------------------------------------------------------------------------------------------------------






Interest rate swap contracts outstanding
at September 30, 2004                                                              Growth

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR.                                       $1,000,000           3/30/09           $25,099

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                    111,000           12/5/05               615

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                     33,000          12/16/05                (2)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                1,287,800            7/9/06             6,087

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied
by 4.945% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR.                                          687,400            7/9/14           (28,465)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.7756%.                                    283,084            8/2/22            25,445

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               317,679            8/2/32           (32,377)

Agreement with Goldman Sachs Capital
Markets, L.P. dated June 10, 2002 to pay
quarterly the notional amount multiplied by
the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.405%.                                              2,448,129           8/15/10          (196,266)

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.845%.                                                570,000            8/1/22            56,120

Agreement with Goldman Sachs Capital
Markets, L.P. dated July 30, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.919%.                                                639,659            8/1/32           (71,115)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.601%.                                                283,084           8/12/22            19,162

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                317,679           8/12/32           (23,988)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                    2,517,000          12/15/13            66,313

Agreement with Lehman Brothers Special
Financing, Inc. dated May 21, 2003 to pay
semi-annually the notional amount multiplied by
3.1001% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                2,227,000           1/15/10            74,431

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three
month USD-LIBOR-BBA.                                    1,316,000           12/9/05             2,664

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      925,000           1/26/06             7,012

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      903,000           1/23/06             6,696

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      903,000           1/23/06             6,604

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      485,000           1/26/06             3,621

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.375% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      306,000           1/26/14             1,007

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      283,084            8/2/22            25,319

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      298,000           1/23/14               114

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      298,000           1/23/14              (160)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      275,120            8/2/12           (17,393)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied
by 4.71% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      260,000          12/15/13            (8,225)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 4.379% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      157,000           1/26/14               469

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount multiplied
by 4.579% and receive quarterly the notional
amount multiplied by the three
month USD-LIBOR-BBA.                                      104,000          12/16/13            (2,201)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                       62,000          12/15/05              (108)

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.815%.               7,200,000            3/2/11          (726,957)

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA and pay semi-annually
the notional amount multiplied by 5.485%.               2,500,000            3/2/06          (103,985)

Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to pay quarterly the notional
amount multiplied by the three month LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.845%.                                     570,000            8/1/22            57,084

Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.204%.                              553,964            8/1/12           (36,195)

Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                     283,084           8/12/22            19,628

Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                      275,120           8/13/12           (12,786)
------------------------------------------------------------------------------------------------------
                                                                                            $(856,733)
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at September 30, 2004                    Growth

                                                                                            Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly
the units multiplied by Russell 2000 Total Return
Index and receive quarterly the units multiplied
by the three month USD-LIBOR less 0.80%.              $61,950,025           9/15/05         $(238,203)

Agreement with Deutsche Bank AG dated
August 10, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay
at maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 25 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                                4,163,300            3/1/05            13,396

Agreement with Citigroup Global Markets, Ltd.
dated September 29, 2004 to receive (pay)
monthly the notional amount multiplied by the
total rate of return of the Citigroup non USD
World Government Bond Index and pay monthly
the notional amount multiplied by the one month
USD-LIBOR plus 1.4 basis points.                       59,778,991           1/31/05                --

Agreement with Deutsche Bank AG dated
July 16, 2004 to receive at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay
at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 40 basis points
plus the beginning of the period nominal spread
of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index.                        $438,000           1/31/05           $(1,375)

Agreement with Deutsche Bank AG dated
June 28, 2004 to pay at maturity the notional
amount multiplied by the spread appreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the depreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 43 basis points.             657,100            1/1/05             2,559

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 16, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 43 basis points.                                     864,633            6/1/05               551

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 25, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 50 basis points.                                     877,792           10/1/04               610

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive (pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly
the one month USD-LIBOR-BBA less
25 basis points.                                        1,491,725            3/1/05             8,066

Agreement with Lehman Brothers Special
Financing, Inc. dated April 20, 2004 to
receive (pay) at maturity the notional amount
multiplied by the the return of the Lehman
Brothers U.S. High Yield Index and receive
at maturity the notional amount multiplied by the
one month USD-LIBOR adjusted by a
specified spread.                                       5,500,264            2/1/05           207,943

Agreement with Lehman Brothers Special
Financing, Inc. dated March 31, 2004 to
receive (pay) at maturity the notional amount
multiplied by the return of the Lehman Brothers
U.S. High Yield Index and receive at maturity the
notional amount multiplied by the one month
USD-LIBOR-BBA adjusted by a specified spread.           4,999,743           10/1/04           172,804

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch US
High Yield Cash Pay Index.                              3,295,257            1/1/05           142,498

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                         438,000           1/31/05             1,416

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                         876,000           1/31/05             3,525

Agreement with Citigroup Global Markets, Ltd.
dated October 30, 2003 to receive (pay) monthly
the notional amount multiplied by the total rate
of return of the Citigroup non USD World
Government Bond Index and pay monthly the
notional amount multiplied by the one month
USD-LIBOR adjusted by a specified spread.              72,383,245           1/31/05           481,374

Agreement with Morgan Stanley Capital Services,
Inc. dated April 7, 2004 to pay quarterly the
notional amount multiplied by the appreciation of
the Russell 2000 Index plus dividends and receive
quarterly the notional amount multiplied by the
depreciation of the Russell 2000 Index plus the three
month LIBOR less 60 basis points.                      45,747,007            4/8/05            63,947
------------------------------------------------------------------------------------------------------
                                                                                             $859,111
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding
at September 30, 2004
                                                                                   Growth

                                                                                           Unrealized
                                                                           Notional      appreciation
                                                                             amount     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Securities effective various dates from
August 27, 2004, to September 8, 2004 maturing on
December 20, 2009, to receive a premium equal to 17.40074%
to 18.47376%  times the notional amount. Upon a credit default event of CDX HY 100 3.75%, December 20, 2009 the fund
makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
CDX HY 100 3.75%, December 20, 2009.                                     $3,875,000           $12,994

Agreement with Merrill Lynch International effective various dates from July 9, 2004 to September 7, 2004 maturing on
September 20, 2009, to receive a premium equal to 17.40074%
to 20.31041% times the notional amount. Upon a credit default event of CDX HY 100 3.75%, September 20, 2009 the fund
makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
CDX HY 100 3.75%, September 20, 2009.                                    16,875,000           236,529
------------------------------------------------------------------------------------------------------
                                                                                             $249,523
------------------------------------------------------------------------------------------------------




Forward currency contracts to buy
at September 30, 2004
(aggregate face value $198,467,587)                                               Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $63,735,198       $61,444,353          12/15/04        $2,290,845
British Pound                        53,570,661        53,020,798          12/15/04           549,863
Canadian Dollar                           2,842             2,814          12/15/04                28
Euro                                 18,935,389        18,557,081          12/15/04           378,308
Hong Kong Dollar                      1,617,892         1,617,768          12/15/04               124
Japanese Yen                         46,228,596        46,382,200          12/15/04          (153,604)
New Zealand Dollar                      497,175           478,927          12/15/04            18,248
Norwegian Krone                       1,790,072         1,740,840          12/15/04            49,232
Singapore Dollar                      1,280,448         1,261,043          12/15/04            19,405
Swiss Franc                           4,733,799         4,689,512          12/15/04            44,287
Taiwan Dollar                         9,255,866         9,272,251          12/15/04           (16,385)
------------------------------------------------------------------------------------------------------
                                                                                           $3,180,351
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell
at September 30, 2004
(aggregate face value $253,411,146)                                              Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $6,667,169        $6,414,140          12/15/04         $(253,029)
British Pound                        37,485,926        37,134,944          12/15/04          (350,982)
Canadian Dollar                      40,764,851        39,495,500          12/15/04        (1,269,351)
Danish Krone                            933,182           909,387          12/15/04           (23,795)
Euro                                 70,430,529        69,052,613          12/15/04        (1,377,916)
Japanese Yen                         32,959,821        33,076,001          12/15/04           116,180
Swedish Krona                        14,655,317        14,265,187          12/15/04          (390,130)
Swiss Franc                          53,940,507        53,063,374          12/15/04          (877,133)
------------------------------------------------------------------------------------------------------
                                                                                          $(4,426,156)
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at September 30, 2004                                                              Balanced

                                                                                           Unrealized
                                                        Aggregate        Expiration     appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                         $5,316,000        $5,220,867            Dec-04           $95,133
Euro 90 day (Long)                    2,930,850         2,933,897            Dec-04            (3,047)
Euro 90 day (Short)                  95,008,388        95,074,829            Dec-04            66,441
Euro 90 day (Long)                      730,800           732,838            Mar-05            (2,038)
Euro 90 day (Long)                      729,150           729,838            Jun-05              (688)
Euro 90 day (Long)                      727,425           727,175            Sep-05               250
Euro 90 day (Long)                      725,625           724,888            Dec-05               737
Euro-Bund 10 yr (Long)               15,797,559        15,587,539            Dec-04           210,020
FTSE 100 Index (Short)               72,137,949        71,774,831            Dec-04          (363,118)
Japanese Government Bond
10 yr (Long)                        115,183,666       114,875,410            Dec-04           308,256
Russell 2000 Index (Short)           83,804,000        81,821,635            Dec-04        (1,982,365)
S&P 500 Index (Long)                223,258,725       224,185,872            Dec-04          (927,147)
SPI 200 Index (Short)                13,053,423        12,886,024            Dec-04          (167,399)
Tokyo Price Index (Short)            18,608,439        18,451,667            Dec-04          (156,772)
U.K. Gilt (Long)                     65,260,456        64,691,768            Dec-04           568,688
U.S. Treasury Bond (Long)            19,638,281        19,398,316            Dec-04           239,965
U.S. Treasury Note 2 yr (Short       15,420,109        15,422,190            Dec-04             2,081
U.S. Treasury Note 5 yr (Long)       27,466,000        27,299,713            Dec-04           166,287
U.S. Treasury Note 5 yr (Short       76,860,500        76,542,100            Dec-04          (318,400)
U.S. Treasury Note 10 yr (Long      121,747,625       120,711,829            Dec-04         1,035,796
U.S. Treasury Note 10 yr (Shor       79,851,125        79,034,931            Dec-04          (816,194)
------------------------------------------------------------------------------------------------------
                                                                                          $(2,043,514)
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding
at September 30, 2004
(proceeds receivable $67,941,383)                                                    Balanced

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                         $6,300,000          11/15/04        $6,592,359
FNMA, 6 1/2s, October 1, 2034                          28,200,000          10/14/04        29,574,750
FNMA, 6s, October 1, 2034                              25,400,000          10/14/04        26,265,188
FNMA, 5 1/2s, October 1, 2034                           5,450,000          10/14/04         5,520,680
------------------------------------------------------------------------------------------------------
                                                                                          $67,952,977
------------------------------------------------------------------------------------------------------





Interest rate swap contracts outstanding
at September 30, 2004                                                               Balanced

                                                                                           Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                $20,743,000           1/28/24          $328,802

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR.                                        7,100,000           3/30/09           178,200

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                  3,589,000           12/5/05            19,882

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                    374,000          12/16/05               (14)

Agreement with Credit Suisse First Boston
International dated March 5, 2004 to receive
semi-annually the notional amount multiplied by
3.195% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                9,662,000            3/9/09          (180,534)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                5,321,200            7/9/06            25,152

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.7756%.                                  1,251,434            8/2/22           112,488

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the notional
amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                             1,404,369            8/2/32          (143,131)

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   9,013,565           8/15/10          (681,426)

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   2,515,000            8/1/22          $247,618

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                   2,822,353            8/1/32          (313,782)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                   1,251,434           8/12/22            84,709

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.                   1,404,369           8/12/32          (106,044)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied by
3.93% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.               26,040,000            8/5/08           458,302

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to receive
semi-annually the notional amount multiplied by
2.23762% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           11,525,000           12/9/05            23,336

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
1.999% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            6,919,000           1/26/06            52,447

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.008% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            6,752,000           1/23/06            50,069

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.009% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            6,752,000           1/23/06            49,381

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
2.007% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            3,627,000           1/26/06            27,078

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,288,000           1/26/14             7,528

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.408% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,232,000           1/23/14               853

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.419% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,232,000           1/23/14            (1,203)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
4.71% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,247,000          12/15/13           (71,079)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied by
5.7756% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,251,434            8/2/22           111,932

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.379% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,172,000           1/26/14             3,496

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to pay
semi-annually the notional amount multiplied by
4.579% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,161,000          12/16/13           (24,581)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied by
5.152% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            1,216,226            8/2/12           (76,891)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
2.235% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              537,000          12/15/05              (937)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              490,000          12/15/13            12,910

Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to pay quarterly the notional
amount multiplied by the three month LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.845%.                                   2,515,000            8/1/22           251,870

Agreement with Merrill Lynch Capital Services, Inc.
dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.204%.                            2,444,243            8/1/12          (159,700)

Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                   1,251,434           8/12/22            86,767

Agreement with Merrill Lynch Capital Services, Inc.
dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                    1,216,226           8/13/12           (56,522)
------------------------------------------------------------------------------------------------------
                                                                                             $316,976
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at September 30, 2004                                                             Balanced

                                                                                           Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly
the units multiplied by Russell 2000 Total Return
Index and receive quarterly the units multiplied by
the three month USD-LIBOR less 0.80%.                 $16,843,815           9/15/05          $(64,765)

Agreement with Citigroup Global Markets, Ltd.
dated September 29, 2004 to receive (pay)
monthly the notional amount multiplied by the
total rate of return of the Citigroup non USD
World Government Bond Index and pay monthly
the notional amount multiplied by the one month
USD-LIBOR plus 1.4 basis points.                       89,057,049           1/31/05             5,877

Agreement with Deutsche Bank AG dated
July 16, 2004 to receive at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay
at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 40 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                                2,621,000           1/31/05            (8,228)

Agreement with Deutsche Bank AG dated
June 28, 2004 to pay at maturity the notional
amount multiplied by the spread appreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the depreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 43 basis points.           3,931,800            1/1/05            15,313

Agreement with Deutsche Bank AG dated
September 8, 2004 to receive at maturity the
notional amount multiplied by the depreciation of
the S&P 500 Index and pay at maturity the notional
amount multiplied by the appreciation of the
S&P 500 Index.                                          5,649,254           10/7/04            17,344

Agreement with Deutsche Bank AG dated
September 8, 2004 to pay at maturity the notional
amount multiplied by the depreciation of the
S&P 500 Index and receive at maturity the notional
amount multiplied by the appreciation of the
S&P 500 Index.                                          5,647,842           10/7/04           (15,871)

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 16, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 43 basis points.                                   5,173,384            6/1/05            $3,298

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 25, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 50 basis points.                                   5,252,116           10/1/04             3,654

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive (pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly the
one month USD-LIBOR-BBA less 25 basis points.           4,968,982            3/1/05            26,870

Agreement with Lehman Brothers Special
Financing, Inc. dated April 20, 2004 to
receive (pay) at maturity the notional amount
multiplied by the the return of the Lehman
Brothers US High Yield Index and receive at maturity
the notional amount multiplied by the one month
USD-LIBOR adjusted by a specified spread.               7,000,015            2/1/05           264,642

Agreement with Merrill Lynch Capital Services, Inc.
dated June 13, 2003 to pay quarterly the notional
amount multiplied by the three month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch US
High Yield Cash Pay Index.                              1,757,338            1/1/05            75,993

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                       2,621,000           1/31/05             8,473

Agreement with Citigroup Global Markets, Ltd.
dated October 30, 2003 to receive (pay) monthly
the notional amount multiplied by the total rate of
return of the Citigroup non USD World
Government Bond Index and pay monthly the
notional amount multiplied by the one month
USD-LIBOR adjusted by a specified spread.             112,927,694           1/31/05           753,757

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                       5,242,000           1/31/05            21,092

Agreement with Morgan Stanley Capital Services,
Inc. dated April 7, 2004 to pay quarterly the
notional amount multiplied by the appreciation of
the Russell 2000 Index plus dividends and receive
quarterly the notional amount multiplied by the
depreciation of the Russell 2000 Index plus the
three month LIBOR less 60 basis points.               109,639,411            4/8/05           152,177
------------------------------------------------------------------------------------------------------
                                                                                           $1,259,626
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding
at September 30, 2004
                                                                                   Balanced

                                                                                           Unrealized
                                                                           Notional       appreciation
                                                                             amount     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Securities effective various dates from
August 27, 2004 to September 8, 2004 maturing on December 20,
2009, to receive a premium equal to 17.40074% to 18.47376%
times the notional amount. Upon a credit default event of CDX HY
100 3.75%, December 20, 2009 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of CDX HY 100 3.75%,
December 20, 2009.                                                       $5,800,000           $32,118

Agreement with JPMorgan Chase Bank effective September 8, 2004, maturing on December 20, 2009, to receive a premium equal to
10.09018% times the notional amount. For each credit default event related to one of the issues within the CDX HY 3.75%, December 20,
2009 Bond Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the defaulted issue.                                   315,000                95

Agreement with Merrill Lynch International effective September 7,
2004, maturing on December 20, 2009, to receive a premium equal to 10.21518% times the notional amount. Upon a credit default event of CDX HY BB Libor plus 225, December 20, 2009 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of CDX
HY BB Libor plus 225, December 20, 2009.                                    315,000             1,122

Agreement with Merrill Lynch International effective various dates from July 9, 2004 to September 7, 2004 maturing on September 20,
2009, to receive a premium equal to  17.40074% to 20.31041% times the notional amount. Upon a credit default event of CDX HY 100
3.75%, September 20, 2009 the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of CDX HY 100 3.75%,
September 20, 2009.                                                      21,900,000           321,706

Agreement with Merrill Lynch International effective July 1, 2004, maturing on July 1, 2007, to receive a premium equal to 1.4413%
times the notional amount. Upon a credit default event of
Consolidated Natural Gas, 6.625%, December 12, 2008, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
Consolidated Natural Gas, 6.625%, December 12, 2008.                        180,000               675

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.37273% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               734,963             1,114

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities in the
basket of BB CMBS securities.                                               534,519               873

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.46% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           267,259               421

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           133,630               211

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in
the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                            66,815               107

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in
the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                            66,815               111

Agreement with Deutsche Bank AG effective September 9, 2004, maturing on September 20, 2014, to receive a quarterly payment of 0.58% times the notional amount. Upon a credit default event of CVS 5.625% due March 15, 2006 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of CVS 5.625%,
March 15, 2006.                                                              95,000           (40,736)
------------------------------------------------------------------------------------------------------
                                                                                             $317,817
------------------------------------------------------------------------------------------------------





Forward currency contracts to buy
at September 30, 2004
(aggregate face value $46,395,994)                                              Conservative

                                                                                           Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $14,474,881       $13,970,351          12/15/04          $504,530
British Pound                        11,958,389        11,835,557          12/15/04           122,832
Danish Krone                            783,659           763,677          12/15/04            19,982
Euro                                  4,299,891         4,213,967          12/15/04            85,924
Hong Kong Dollar                        383,353           383,324          12/15/04                29
Japanese Yen                         10,639,258        10,673,302          12/15/04           (34,044)
New Zealand Dollar                      693,904           668,435          12/15/04            25,469
Norwegian Krone                         179,149           173,988          12/15/04             5,161
Singapore Dollar                        389,024           383,128          12/15/04             5,896
Swedish Krona                           160,856           154,351          12/15/04             6,505
Swiss Franc                           1,076,546         1,066,474          12/15/04            10,072
Taiwan Dollar                         2,105,712         2,109,440          12/15/04            (3,728)
------------------------------------------------------------------------------------------------------
                                                                                             $748,628
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell
at September 30, 2004
(aggregate face value $40,795,872)                                              Conservative

                                                                                           Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
British Pound                        $5,820,434        $5,767,052          12/15/04          $(53,382)
Canadian Dollar                       9,109,065         8,825,597          12/15/04          (283,468)
Euro                                  9,182,385         9,026,788          12/15/04          (155,597)
Japanese Yen                          2,102,088         2,107,993          12/15/04             5,905
Swedish Krona                         3,308,318         3,187,500          12/15/04          (120,818)
Swiss Franc                          12,075,856        11,880,942          12/15/04          (194,914)
------------------------------------------------------------------------------------------------------
                                                                                            $(802,274)
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at September 30, 2004                                                           Conservative

                                                                                           Unrealized
                                                        Aggregate        Expiration      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
CBT Interest Rate Swap
10 yr (Long)                        $17,055,500       $16,750,281            Dec-04          $305,219
Euro 90 day (Long)                      487,200           488,559            Mar-05            (1,359)
Euro 90 day (Long)                      486,100           486,559            Jun-05              (459)
Euro 90 day (Long)                      484,950           484,784            Sep-05               166
Euro 90 day (Long)                    1,953,900         1,955,931            Dec-04            (2,031)
Euro 90 day (Long)                      483,750           483,259            Dec-05               491
Euro 90 day (Short)                  42,253,088        42,267,576            Dec-04            14,488
Euro-Bund 10 yr (Long)               15,366,716        15,162,425            Dec-04           204,291
FTSE 100 Index (Short)               10,579,122        10,525,870            Dec-04           (53,252)
Japanese Government Bond
10 yr (Long)                         52,583,848        51,992,207            Dec-04           591,641
Russell 2000 Index (Short)           38,745,000        38,214,235            Dec-04          (530,765)
S&P 500 Index (Long)                 69,402,525        69,465,259            Dec-04           (62,734)
S&P 500 Index (Short)                18,674,575        18,605,338            Dec-04           (69,237)
Tokyo Price Index (Short)             8,503,857         8,432,213            Dec-04           (71,644)
U.K. Gilt (Long)                     29,805,522        29,545,793            Dec-04           259,729
U.S. Treasury Bond (Long)            12,231,844        11,951,979            Dec-04           279,865
U.S. Treasury Note
2 yr (Short)                          9,505,547         9,506,829            Dec-04             1,282
U.S. Treasury Note
5 yr (Long)                           6,755,750         6,715,207            Dec-04            40,543
U.S. Treasury Note
5 yr (Short)                          1,439,750         1,440,524            Dec-04               774
U.S. Treasury Note
10 yr (Long)                         93,591,375        92,704,205            Dec-04           887,170
U.S. Treasury Note
10 yr (Short)                        44,599,500        44,143,629            Dec-04          (455,871)
------------------------------------------------------------------------------------------------------
                                                                                           $1,338,307
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding
at September 30, 2004
(proceeds receivable $67,349,889)                                                 Conservative

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, November 1, 2034                         $6,700,000          11/15/04        $7,010,922
FNMA, 6 1/2s, October 1, 2034                          28,200,000          10/14/04        29,574,750
FNMA, 6s, October 1, 2034                              24,900,000          10/14/04        25,748,156
FNMA, 5 1/2s, October 1, 2034                           4,964,000          10/14/04         5,028,377
------------------------------------------------------------------------------------------------------
                                                                                          $67,362,205
------------------------------------------------------------------------------------------------------





Interest rate swap contracts outstanding
at September 30, 2004                                                             Conservative

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                   $260,000          12/16/05              $(10)

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                  5,128,000           12/5/05            28,408

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 18,177,000           1/28/24           288,128

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the notional
amount multiplied by 3.075% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR.                                        7,000,000           3/30/09           175,690

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                4,766,100            7/9/06            22,529

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.7756%.                                    824,399            8/2/22            74,103

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               925,147            8/2/32           (94,289)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                     824,399           8/12/22            55,803

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.689%.                     925,147           8/12/32           (69,858)

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   1,650,000            8/1/22           162,453

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                   1,851,643            8/1/32          (205,861)

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   5,675,208           8/15/10          (454,979)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
2.235% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              501,000          12/15/05              (874)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to pay
semi-annually the notional amount multiplied by
4.71% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,096,000          12/15/13           (66,302)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to pay
semi-annually the notional amount multiplied by
4.579% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              808,000          12/16/13           (17,107)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to receive
semi-annually the notional amount multiplied by
2.23762% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           10,593,000           12/9/05            21,449

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           15,537,000          12/15/13           409,336

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.008% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           14,679,000           1/23/06           108,851

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
2.009% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           14,679,000           1/23/06           107,356

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.408% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            4,853,000           1/23/14             1,855

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied by
4.419% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            4,853,000           1/23/14            (2,614)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
1.999% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           15,043,000           1/26/06           114,028

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
2.007% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            7,885,000           1/26/06            58,867

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            4,974,000           1/26/14            16,365

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied by
4.379% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.            2,548,000           1/26/14             7,600

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied by
5.152% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              801,206            8/2/12           (50,652)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied by
5.7756% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.              824,399            8/2/22            73,736

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                     824,399           8/12/22            57,159

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                      801,206           8/13/12           (37,235)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   1,650,000            8/1/22           165,243

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional amount
multiplied by 5.204%.                                   1,603,579            8/1/12          (104,773)
------------------------------------------------------------------------------------------------------
                                                                                             $844,405
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at September 30, 2004                                                          Conservative

                                                                                           Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Citigroup Global Markets, Ltd.
dated October 30, 2003 to receive (pay) monthly
the notional amount multiplied by the total rate of
return of the Citigroup non USD World
Government Bond Index and pay monthly the
notional amount multiplied by the one month
USD-LIBOR adjusted by a specified spread.            $106,209,598           1/31/05          $706,328

Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly the
units multiplied by Russell 2000 Total Return Index
and receive quarterly the units multiplied by the
three month USD-LIBOR less 0.80%.                      18,555,193           9/15/05           (71,346)

Agreement with Deutsche Bank AG dated
August 10, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay at
maturity the notional amount multiplied by the
nominal spread depreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 25 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                                  771,100            3/1/05             2,481

Agreement with Citigroup Global Markets, Ltd.
dated September 29, 2004 to receive (pay)
monthly the notional amount multiplied by the
total rate of return of the Citigroup non USD
World Government Bond Index and pay monthly
the notional amount multiplied by the one month
USD-LIBOR plus 1.4 basis points.                       86,499,924           1/31/05             6,127

Agreement with Deutsche Bank AG dated
July 16, 2004 to receive at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and pay
at maturity the notional amount multiplied by the
nominal spread appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 40 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                                2,283,500           1/31/05            (7,169)

Agreement with Deutsche Bank AG dated
June 28, 2004 to pay at maturity the notional
amount multiplied by the spread appreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the depreciation of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index plus 43 basis points.           3,425,500            1/1/05            13,341

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 16, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 43 basis points.                                   4,507,174            6/1/05             2,873

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 25, 2004 to pay monthly the
notional amount multiplied by the spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and receive
monthly the notional amount multiplied by the
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
plus 50 basis points.                                   4,575,767           10/1/04             3,183

Agreement with Lehman Brothers Special
Financing, Inc. dated August 12, 2004 to
receive (pay) monthly the notional amount
multiplied by the return of Lehman Brothers
CMBS ERISA-Eligible Index and pay monthly the
one month USD-LIBOR-BBA less 25 basis points.           4,603,091            3/1/05            24,892

Agreement with Merrill Lynch Capital Services,
Inc. dated June 13, 2003 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR adjusted by a specified spread and
receive (pay) quarterly the notional amount
multiplied by the return of the Merrill Lynch US
High Yield Cash Pay Index.                              5,162,306            1/1/05           223,235

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                       2,283,500           1/31/05             7,382

Agreement with Morgan Stanley & Co. dated
July 16, 2004 to pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor and receive at maturity the notional
amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
and an accrual of 47 basis points plus the beginning
of the period nominal spread of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index.                                       4,567,000           1/31/05            18,376

Agreement with Morgan Stanley Capital Services,
Inc. dated April 7, 2004 to pay quarterly the
notional amount multiplied by the appreciation of
the Russell 2000 Index plus dividends and receive
quarterly the notional amount multiplied by the
depreciation of the Russell 2000 Index plus the
three month LIBOR less 60 basis points.                12,206,643            4/8/05            16,942
------------------------------------------------------------------------------------------------------
                                                                                             $946,645
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding
at September 30, 2004
                                                                                 Conservative

                                                                                           Unrealized
                                                                           Notional      appreciation
                                                                             amount    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Securities effective August 27, 2004, maturing on December 20, 2009, to receive a premium equal to
18.47376% times the notional amount. Upon a credit default event of CDX HY 100 3.75%, December 20, 2009 the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of CDX HY 100
3.75%, December 20, 2009.                                                $2,800,000           $25,865

Agreement with JPMorgan Chase Bank effective September 8, 2004, maturing on December 20, 2009, to receive a premium equal to
10.099017% times the notional amount. For each credit default event related to one of the issues within the CDX HY 3.75%, December 20,
2009 Bond Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the defaulted issue.                                   290,000                88

Agreement with Merrill Lynch International effective September 7,
2004, maturing on December 20, 2009, to receive a premium equal to 10.21517% times the notional amount. Upon a credit default event of CDX HY BB Libor plus 225, December 20, 2009 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of CDX
HY BB Libor plus 225, December 20, 2009.                                    290,000             1,033

Agreement with Merrill Lynch International effective various dates from July 7, 2004 to August 7, 2004, maturing on September 20,
2009, to receive a premium equal to 18.83891% to 20.31041% times the notional amount. Upon a credit default event of CDX HY 100
3.75%, September 20, 2009 the fund makes a payment of the
proportional notional amount times the difference between the par value and the then-market value of CDX HY 100 3.75%,
September 20, 2009.                                                       4,950,000           108,029

Agreement with Merrill Lynch International effective July 27, 2004, maturing on July 1, 2007, to receive a premium equal to 1.4413%
times the notional amount. Upon a credit default event of
Consolidated Natural Gas, 6.625%, December 12, 2008, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
Consolidated Natural Gas, 6.625%, December 12, 2008.                        115,000               432

Agreement with Deutsche Bank AG effective September 9, 2004, maturing on September 20, 2014, to receive a quarterly payment of 0.58% times the notional amount. Upon a credit default event of CVS 5.625% due March 15, 2006 the fund makes a payment
of the proportional notional amount times the difference between the par value and the then-market value of CVS 5.625%,
March 15, 2006.                                                             125,000               638

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.37273% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        683,630             1,036

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.46% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        248,593               391

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        124,296               196

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         62,148                99

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        497,185               812

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays
in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                         62,148               103
------------------------------------------------------------------------------------------------------
                                                                                             $138,722
------------------------------------------------------------------------------------------------------





Statement of assets and liabilities
September 30, 2004

Putnam Asset Allocation:  Growth Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $26,499,610 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,243,682,646)          $1,320,946,419
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $93,242,895) (Note 5)          93,242,895
-------------------------------------------------------------------------------
Cash                                                                9,360,122
-------------------------------------------------------------------------------
Foreign currency (cost $7,448,700) (Note 1)                         7,513,987
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,698,489
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              3,478,203
-------------------------------------------------------------------------------
Receivable for securities sold                                     44,793,430
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             2,609,735
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             473,348
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         1,502,179
-------------------------------------------------------------------------------
Total assets                                                    1,487,618,807

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                               1,376,955
-------------------------------------------------------------------------------
Payable for securities purchased                                   48,739,180
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         33,698,424
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,103,776
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,244,060
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                119,161
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,523
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                649,572
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 27,366,076
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                3,925,119
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                813,811
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,499,801
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                              2,351
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $3,878,365) (Note 1)                              3,628,842
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$17,808,215) (Note 1)                                              17,809,972
-------------------------------------------------------------------------------
Other accrued expenses                                                214,441
-------------------------------------------------------------------------------
Total liabilities                                                 143,196,064
-------------------------------------------------------------------------------
Net assets                                                     $1,344,422,743

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 7)                             $1,635,626,503
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       15,778,288
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (381,938,418)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  74,956,370
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,344,422,743

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($547,167,684 divided by 53,335,100 shares)                            $10.26
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.26)*                $10.83
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($261,590,848 divided by 25,996,391 shares)**                          $10.06
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($73,936,407 divided by 7,450,696 shares)**                             $9.92
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($29,373,246 divided by 2,912,109 shares)                              $10.09
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.09)*                $10.46
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($32,407 divided by 3,174 shares)                        $10.21
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($432,322,151 divided by 41,783,651 shares)              $10.35
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Putnam Asset Allocation:  Growth Portfolio

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,326,739)                      $21,130,497
-------------------------------------------------------------------------------
Interest (net of foreign tax of $23) (including interest
income of $294,223 from investments in affiliated issuers)
(Note 5)                                                           12,468,099
-------------------------------------------------------------------------------
Securities lending                                                    138,196
-------------------------------------------------------------------------------
Total investment income                                            33,736,792

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    8,776,111
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    4,094,960
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                             1,474,542
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             44,287
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,095
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,521,754
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,537,158
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 749,037
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 231,939
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      36
-------------------------------------------------------------------------------
Other                                                                 717,441
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    62,603
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (62,603)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (27,704)
-------------------------------------------------------------------------------
Total expenses                                                     20,144,656
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (731,475)
-------------------------------------------------------------------------------
Net expenses                                                       19,413,181
-------------------------------------------------------------------------------
Net investment income                                              14,323,611
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  191,980,202
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        4,300,106
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (12,712,374)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (5,849,057)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  202,452
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                 98,171
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  2,610,433
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                  (16,589,702)
-------------------------------------------------------------------------------
Net gain on investments                                           164,040,231
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $178,363,842
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Growth Portfolio

                                                      Year ended September 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $14,323,611      $19,157,676
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    178,019,500     (105,041,200)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (13,979,269)     363,594,994
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       178,363,842      277,711,470
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------
Class A                                          (12,050,010)     (16,848,556)
-------------------------------------------------------------------------------
Class B                                           (3,271,287)      (4,227,207)
-------------------------------------------------------------------------------
Class C                                             (985,450)      (1,395,648)
-------------------------------------------------------------------------------
Class M                                             (496,228)        (754,955)
-------------------------------------------------------------------------------
Class R                                                  (73)              --
-------------------------------------------------------------------------------
Class Y                                           (9,759,842)     (13,371,921)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               6,883               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 7)                                 (202,796,109)    (142,854,353)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (50,988,274)       98,258,830

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,395,411,017    1,297,152,187
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $15,778,288 and
$26,387,708, respectively)                    $1,344,422,743   $1,395,411,017
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.22           $7.69           $8.94          $14.47          $14.35
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .11 (d)         .13             .17             .26             .28
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.13            1.64           (1.12)          (2.97)           1.56
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.24            1.77            (.95)          (2.71)           1.84
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.20)           (.24)           (.30)           (.19)           (.16)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.20)           (.24)           (.30)          (2.82)          (1.72)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.26           $9.22           $7.69           $8.94          $14.47
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.51           23.41          (11.29)         (22.41)          12.77
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $547,168        $629,578        $573,390        $671,127        $817,887
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.32 (d)        1.35            1.30            1.25            1.18
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.12 (d)        1.54            1.80            2.35            1.87
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.17          126.07           82.18           98.60          155.18
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.06           $7.54           $8.76          $14.21          $14.12
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .04 (d)         .06             .10             .17             .16
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.09            1.62           (1.11)          (2.92)           1.55
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.13            1.68           (1.01)          (2.75)           1.71
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.13)           (.16)           (.21)           (.07)           (.06)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.13)           (.16)           (.21)          (2.70)          (1.62)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.06           $9.06           $7.54           $8.76          $14.21
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           12.55           22.57          (11.99)         (23.04)          11.98
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $261,591        $236,650        $205,744        $297,887        $469,645
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.07 (d)        2.10            2.05            2.00            1.93
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment incom
to average net assets (%)                          .37 (d)         .78            1.05            1.60            1.07
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.17          126.07           82.18           98.60          155.18
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.93           $7.44           $8.64          $14.08          $14.00
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .04 (d)         .06             .09             .17             .17
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.08            1.59           (1.07)          (2.89)           1.53
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.12            1.65            (.98)          (2.72)           1.70
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.13)           (.16)           (.22)           (.09)           (.06)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.13)           (.16)           (.22)          (2.72)          (1.62)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.92           $8.93           $7.44           $8.64          $14.08
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           12.57           22.47          (11.88)         (23.08)          12.01
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $73,936         $76,075         $67,431         $95,848        $135,439
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.07 (d)        2.10            2.05            2.00            1.93
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .37 (d)         .78            1.05            1.60            1.13
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.17          126.07           82.18           98.60          155.18
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.07           $7.56           $8.78          $14.25          $14.15
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .06 (d)         .08             .12             .20             .20
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.11            1.61           (1.10)          (2.93)           1.55
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.17            1.69            (.98)          (2.73)           1.75
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.15)           (.18)           (.24)           (.11)           (.09)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.15)           (.18)           (.24)          (2.74)          (1.65)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.09           $9.07           $7.56           $8.78          $14.25
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           12.97           22.70          (11.65)         (22.84)          12.25
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $29,373         $32,490         $34,056         $48,911         $67,225
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.82 (d)        1.85            1.80            1.75            1.68
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .62 (d)        1.02            1.30            1.85            1.35
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.17          126.07           82.18           98.60          155.18
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Growth Portfolio
CLASS R
-------------------------------------------------------------------------------
                                                                For the
                                                                period
                                              Year ended   January 21, 2003+
Per-share                                    September 30  to September 30
operating performance                            2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                             $9.21           $8.08
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                         .09 (d)         .07
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              1.11            1.06
-------------------------------------------------------------------------------
Total from
investment operations                            1.20            1.13
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                                (.20)             --
-------------------------------------------------------------------------------
Total distributions                              (.20)             --
-------------------------------------------------------------------------------
Redemption fees                                    -- (e)          --
-------------------------------------------------------------------------------
Net asset value,
end of period                                  $10.21           $9.21
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          13.15           13.99*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $32              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        1.57 (d)        1.11*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         .87 (d)         .89*
-------------------------------------------------------------------------------
Portfolio turnover (%)                         120.17          126.07
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS  Y
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.30           $7.76           $9.01          $14.58          $14.44
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .14 (d)         .15             .19             .29             .32
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        1.13            1.65           (1.12)          (3.01)           1.58
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                             1.27            1.80            (.93)          (2.72)           1.90
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.22)           (.26)           (.32)           (.22)           (.20)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (2.63)          (1.56)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.22)           (.26)           (.32)          (2.85)          (1.76)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $10.35           $9.30           $7.76           $9.01          $14.58
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           13.79           23.70          (10.97)         (22.30)          13.14
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $432,322        $420,617        $416,532        $465,661        $488,376
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.07 (d)        1.10            1.05            1.00             .93
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.37 (d)        1.79            2.05            2.61            2.13
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          120.17          126.07           82.18           98.60          155.18
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004

Putnam Asset Allocation:  Balanced Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $60,810,192 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,740,512,667)          $1,788,522,640
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $263,518,657) (Note 5)        263,518,657
-------------------------------------------------------------------------------
Foreign currency (cost $9,888,757) (Note 1)                         9,851,780
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           5,817,043
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             13,226,373
-------------------------------------------------------------------------------
Receivable for securities sold                                    133,340,071
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,479,717
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             639,250
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         3,481,310
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   2,837
-------------------------------------------------------------------------------
Total assets                                                    2,221,879,678

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                    8,596,317
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                 742,935
-------------------------------------------------------------------------------
Payable for securities purchased                                  166,159,642
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        104,499,823
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,705,482
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,506,725
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                141,002
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            4,665
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                941,636
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 62,539,522
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                4,725,522
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              1,367,005
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,904,708
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                             51,167
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $5,265,086) (Note 1)                              4,909,370
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$67,941,383) (Note 1)                                              67,952,977
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     40,736
-------------------------------------------------------------------------------
Other accrued expenses                                                238,207
-------------------------------------------------------------------------------
Total liabilities                                                 429,027,441
-------------------------------------------------------------------------------
Net assets                                                     $1,792,852,237

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 7)                             $2,096,118,672
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)             (74,153)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (349,851,540)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  46,659,258
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,792,852,237

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($911,128,473 divided by 91,640,905 shares)                             $9.94
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.94)*                 $10.49
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($327,228,583 divided by 33,146,815 shares)**                           $9.87
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($83,402,817 divided by 8,516,197 shares)**                             $9.79
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($31,183,922 divided by 3,141,992 shares)                               $9.92
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.92)*                 $10.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($43,862 divided by 4,424 shares)                         $9.91
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($439,864,580 divided by 44,196,779 shares)               $9.95
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Putnam Asset Allocation:  Balanced Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $1,027,244 from
investments in affiliated issuers) (Note 5)                       $30,240,265
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $854,508)                         20,544,887
-------------------------------------------------------------------------------
Securities lending                                                    204,110
-------------------------------------------------------------------------------
Total investment income                                            50,989,262

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   11,849,484
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    5,745,863
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                             1,166,162
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             48,526
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       25,921
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               2,612,543
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,195,284
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 828,716
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 262,724
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      30
-------------------------------------------------------------------------------
Other                                                                 717,048
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    76,875
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (76,875)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (104,963)
-------------------------------------------------------------------------------
Total expenses                                                     26,347,338
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (946,851)
-------------------------------------------------------------------------------
Net expenses                                                       25,400,487
-------------------------------------------------------------------------------
Net investment income                                              25,588,775
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  286,452,018
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                       11,339,300
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (24,257,002)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (8,263,723)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                   10,589
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (259,665)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                  3,384,929
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                  (89,852,989)
-------------------------------------------------------------------------------
Net gain on investments                                           178,553,457
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $204,142,232
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Balanced Portfolio

                                                      Year ended September 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $25,588,775      $33,222,488
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                    265,021,517     (118,393,681)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (86,468,060)     426,407,592
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       204,142,232      341,236,399
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------
Class A                                          (26,319,713)     (29,060,156)
-------------------------------------------------------------------------------
Class B                                           (5,508,309)      (5,371,669)
-------------------------------------------------------------------------------
Class C                                           (1,461,908)      (1,680,124)
-------------------------------------------------------------------------------
Class M                                             (706,864)        (879,743)
-------------------------------------------------------------------------------
Class R                                                 (139)             (11)
-------------------------------------------------------------------------------
Class Y                                          (14,838,105)     (18,119,767)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,202               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 7)                                 (522,502,776)    (239,347,318)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (367,193,380)      46,777,611
-------------------------------------------------------------------------------
Net assets
-------------------------------------------------------------------------------
Beginning of year                              2,160,045,617    2,113,268,006
-------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income of $74,153
and undistributed net investment income of
$17,950,003, respectively)                    $1,792,852,237   $2,160,045,617
-------------------------------------------------------------------------------



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.26           $8.10           $9.20          $12.99          $12.28
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .13 (d)         .14             .18             .26             .31
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .79            1.25            (.98)          (2.23)           1.59
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .92            1.39            (.80)          (1.97)           1.90
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.24)           (.23)           (.30)           (.38)           (.26)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.44)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.24)           (.23)           (.30)          (1.82)          (1.19)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.94           $9.26           $8.10           $9.20          $12.99
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           10.05           17.40           (9.20)         (17.11)          15.88
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $911,128      $1,156,736      $1,073,716      $1,237,229      $1,377,302
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.21 (d)        1.20            1.15            1.11            1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.36 (d)        1.62            1.96            2.39            2.37
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          159.30          145.04          108.47          131.05          182.86
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.20           $8.05           $9.14          $12.92          $12.22
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .06 (d)         .08             .11             .18             .20
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .78            1.23            (.98)          (2.23)           1.59
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .84            1.31            (.87)          (2.05)           1.79
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.17)           (.16)           (.22)           (.29)           (.16)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.44)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.17)           (.16)           (.22)          (1.73)          (1.09)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.87           $9.20           $8.05           $9.14          $12.92
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            9.20           16.52           (9.86)         (17.78)          15.01
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $327,229        $310,616        $268,219        $381,633        $535,663
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c )                        1.96 (d)        1.95            1.90            1.86            1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .61 (d)         .87            1.21            1.64            1.56
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          159.30          145.04          108.47          131.05          182.86
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.13           $7.99           $9.08          $12.83          $12.15
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .06 (d)         .07             .11             .17             .20
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .77            1.23            (.97)          (2.19)           1.57
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .83            1.30            (.86)          (2.02)           1.77
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.17)           (.16)           (.23)           (.29)           (.16)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.44)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.17)           (.16)           (.23)          (1.73)          (1.09)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.79           $9.13           $7.99           $9.08          $12.83
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            9.15           16.52           (9.90)         (17.65)          14.97
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $83,403         $87,992         $87,252        $119,926        $142,761
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.96 (d)        1.95            1.90            1.86            1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .61 (d)         .87            1.21            1.64            1.58
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          159.30          145.04          108.47          131.05          182.86
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.24           $8.08           $9.18          $12.97          $12.26
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .08 (d)         .09             .14             .20             .24
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .79            1.25            (.99)          (2.23)           1.59
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .87            1.34            (.85)          (2.03)           1.83
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.19)           (.18)           (.25)           (.32)           (.19)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.44)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.19)           (.18)           (.25)          (1.76)          (1.12)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.92           $9.24           $8.08           $9.18          $12.97
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            9.49           16.85           (9.68)         (17.57)          15.33
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $31,184         $39,902         $42,753         $55,313         $70,757
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.71 (d)        1.70            1.65            1.61            1.59
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .86 (d)        1.11            1.46            1.89            1.84
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          159.30          145.04          108.47          131.05          182.86
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS R
-------------------------------------------------------------------------------
                                                                  For the
                                                                  period
                                                Year ended   January 21, 2003+
Per-share                                      September 30   to September 30
operating performance                              2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                               $9.25           $8.50
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                           .12 (d)         .08
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                 .77             .76
-------------------------------------------------------------------------------
Total from
investment operations                               .89             .84
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                                  (.23)           (.09)
-------------------------------------------------------------------------------
Total distributions                                (.23)           (.09)
-------------------------------------------------------------------------------
Redemption fees                                      -- (e)          --
-------------------------------------------------------------------------------
Net asset value,
end of period                                     $9.91           $9.25
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                             9.73           10.00*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                      $44              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          1.46 (d)        1.00*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          1.11 (d)         .95*
-------------------------------------------------------------------------------
Portfolio turnover (%)                           159.30          145.04
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Balanced Portfolio
CLASS Y
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $9.27           $8.11           $9.21          $13.00          $12.29
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .16 (d)         .16             .21             .29             .33
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .79            1.25            (.99)          (2.24)           1.60
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .95            1.41            (.78)          (1.95)           1.93
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.27)           (.25)           (.32)           (.40)           (.29)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --           (1.44)           (.93)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.27)           (.25)           (.32)          (1.84)          (1.22)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $9.95           $9.27           $8.11           $9.21          $13.00
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                           10.32           17.67           (8.96)         (16.89)          16.15
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $439,865        $564,799        $641,329        $655,163        $583,691
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                          .96 (d)         .95             .90             .86             .84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment incom
to average net assets (%)                         1.61 (d)        1.87            2.21            2.64            2.58
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          159.30          145.04          108.47          131.05          182.86
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004

Putnam Asset Allocation:  Conservative Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $2,163,561 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $793,358,423)              $810,909,220
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $192,685,083) (Note 5)        192,685,083
-------------------------------------------------------------------------------
Cash                                                               10,587,432
-------------------------------------------------------------------------------
Foreign currency (cost $3,869,854) (Note 1)                         4,012,549
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,695,127
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,542,897
-------------------------------------------------------------------------------
Receivable for securities sold                                     73,394,171
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               795,328
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             145,008
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         2,974,119
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                   3,275
-------------------------------------------------------------------------------
Total assets                                                    1,101,744,209

Liabilities
-------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                  99,658
-------------------------------------------------------------------------------
Payable for securities purchased                                  167,975,709
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          8,153,137
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,333,599
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            987,248
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 63,996
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,502
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                499,717
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  2,247,176
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  848,974
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                278,424
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,183,069
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $1,550,801) (Note 1)                              1,415,354
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$67,349,889) (Note 1)                                              67,362,205
-------------------------------------------------------------------------------
Other accrued expenses                                                 80,645
-------------------------------------------------------------------------------
Total liabilities                                                 252,531,413
-------------------------------------------------------------------------------
Net assets                                                       $849,212,796

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 4 and 7)                               $924,727,555
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        1,271,339
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (97,703,419)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  20,917,321
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $849,212,796

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($590,440,694 divided by 66,761,529 shares)                             $8.84
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $8.84)*                  $9.33
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($120,167,525 divided by 13,686,016 shares)**                           $8.78
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($35,849,759 divided by 4,092,507 shares)**                             $8.76
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,727,833 divided by 1,450,546 shares)                               $8.77
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $8.77)*                  $9.09
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($101,590 divided by 11,461 shares)                       $8.86
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($89,925,395 divided by 10,182,661 shares)                $8.83
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Putnam Asset Allocation:  Conservative Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $853,743 from
investments in affiliated issuers) (Note 5)                       $23,748,453
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $141,327)                          4,787,961
-------------------------------------------------------------------------------
Securities lending                                                     43,189
-------------------------------------------------------------------------------
Total investment income                                            28,579,603

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    6,158,066
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    3,606,638
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               673,326
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             34,814
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       18,340
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,603,620
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,228,499
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 367,305
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 103,151
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     155
-------------------------------------------------------------------------------
Other                                                                 392,346
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    36,531
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (36,531)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (89,189)
-------------------------------------------------------------------------------
Total expenses                                                     14,097,071
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (204,898)
-------------------------------------------------------------------------------
Net expenses                                                       13,892,173
-------------------------------------------------------------------------------
Net investment income                                              14,687,430
-------------------------------------------------------------------------------
Net realized gain on investments (Net of foreign tax of
$2,662) (Notes 1 and 3)                                            69,840,233
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                        5,375,588
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                    (8,080,596)
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)         4,086,260
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (376,912)
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                 (1,740,369)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                  (24,553,640)
-------------------------------------------------------------------------------
Net gain on investments                                            44,550,564
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $59,237,994
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Conservative Portfolio

                                                      Year ended September 30
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $14,687,430      $23,883,627
-------------------------------------------------------------------------------
Net realized gain (loss) on investments and
-------------------------------------------------------------------------------
foreign currency transactions                     70,844,573       (1,505,043)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (26,294,009)     111,723,848
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        59,237,994      134,102,432
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------
Class A                                          (24,404,848)     (31,284,307)
-------------------------------------------------------------------------------
Class B                                           (3,693,659)      (5,121,651)
-------------------------------------------------------------------------------
Class C                                           (1,117,609)      (1,672,009)
-------------------------------------------------------------------------------
Class M                                             (461,263)        (862,867)
-------------------------------------------------------------------------------
Class R                                                 (629)             (18)
-------------------------------------------------------------------------------
Class Y                                           (5,728,234)     (10,081,293)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               3,369               --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 7)                    (207,553,746)       35,274,268
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (183,718,625)      120,354,555

Net assets
-------------------------------------------------------------------------------
Beginning of year                              1,032,931,421      912,576,866
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $1,271,339 and
$9,038,274, respectively)                       $849,212,796   $1,032,931,421
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS A
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.65           $7.94           $8.71          $10.45          $10.40
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .15 (d)         .21             .34             .49             .46
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .37             .93            (.57)           (.95)            .37
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .52            1.14            (.23)           (.46)            .83
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.33)           (.43)           (.54)           (.62)           (.40)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.66)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.33)           (.43)           (.54)          (1.28)           (.78)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.84           $8.65           $7.94           $8.71          $10.45
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            6.11           14.88           (2.97)          (4.84)           8.18
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $590,441        $680,678        $558,847        $578,416        $406,224
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.39 (d)        1.39            1.33            1.29            1.25
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.66 (d)        2.55            3.99            5.13            4.37
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28          144.07          180.29          276.48
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS B
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.60           $7.89           $8.68          $10.42          $10.37
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .08 (d)         .15             .28             .41             .37
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .37             .93            (.59)           (.94)            .38
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .45            1.08            (.31)           (.53)            .75
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.27)           (.37)           (.48)           (.55)           (.32)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.66)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.27)           (.37)           (.48)          (1.21)           (.70)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.78           $8.60           $7.89           $8.68          $10.42
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.23           14.14           (3.94)          (5.60)           7.40
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $120,168        $127,586        $109,186        $129,598        $153,985
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.14 (d)        2.14            2.08            2.04            2.00
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .92 (d)        1.80            3.26            4.41            3.57
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28          144.07          180.29          276.48
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS C
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.58           $7.88           $8.66          $10.39          $10.34
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .08 (d)         .15             .28             .41             .36
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .37             .92            (.58)           (.93)            .39
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .45            1.07            (.30)           (.52)            .75
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.27)           (.37)           (.48)           (.55)           (.32)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.66)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.27)           (.37)           (.48)          (1.21)           (.70)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.76           $8.58           $7.88           $8.66          $10.39
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.24           13.99           (3.84)          (5.51)           7.39
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $35,850         $38,868         $36,330         $41,854         $41,846
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         2.14 (d)        2.14            2.08            2.04            2.00
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .92 (d)        1.81            3.26            4.41            3.51
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28          144.07          180.29          276.48
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS M
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                               Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.59           $7.90           $8.68          $10.42          $10.37
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .10 (d)         .16             .30             .44             .40
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .37             .92            (.58)           (.95)            .38
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .47            1.08            (.28)           (.51)            .78
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.29)           (.39)           (.50)           (.57)           (.35)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.66)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.29)           (.39)           (.50)          (1.23)           (.73)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.77           $8.59           $7.90           $8.68          $10.42
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            5.51           14.10           (3.59)          (5.34)           7.66
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $12,728         $16,114         $19,109         $21,265         $24,869
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.89 (d)        1.89            1.83            1.79            1.75
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.17 (d)        2.09            3.50            4.66            3.82
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28          144.07          180.29          276.48
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS R
-------------------------------------------------------------------------------
                                                                For the
                                                                 period
                                               Year ended   January 21, 2003+
Per-share                                     September 30  to September 30
operating performance                             2004            2003
-------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.65           $8.01
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                          .13 (d)         .13
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                .39             .66
-------------------------------------------------------------------------------
Total from
investment operations                              .52             .79
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net
investment income                                 (.31)           (.15)
-------------------------------------------------------------------------------
Total distributions                               (.31)           (.15)
-------------------------------------------------------------------------------
Redemption fees                                    -- (e)           --
-------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.86           $8.65
-------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            6.10            9.91*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $102              $1
-------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.64 (d)        1.13*
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.41 (d)        1.60*
-------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28
-------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation:  Conservative Portfolio
CLASS  Y
-----------------------------------------------------------------------------------------------------------------------


Per-share                                                                Year ended September 30
operating performance                             2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $8.64           $7.94           $8.73          $10.47          $10.42
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income (a)                          .17 (d)         .23             .37             .51             .51
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .38             .92            (.59)           (.95)            .35
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .55            1.15            (.22)           (.44)            .86
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.36)           (.45)           (.57)           (.64)           (.43)
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      --              --              --            (.66)           (.38)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                               (.36)           (.45)           (.57)          (1.30)           (.81)
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                     -- (e)          --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                    $8.83           $8.64           $7.94           $8.73          $10.47
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                            6.40           15.08           (2.93)          (4.59)           8.43
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $89,925        $169,684        $189,105        $213,026        $202,510
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                         1.14 (d)        1.14            1.08            1.04            1.00
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.87 (d)        2.83            4.25            5.41            4.84
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          258.72          200.28          144.07          180.29          276.48
-----------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the year ended September 30, 2004 reflect a reduction of 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam Asset Allocation Funds (the "trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the funds, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Manage ment, LLC ("Putnam Management"), the funds' manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the funds and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translations The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

Each fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gain earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds' portfolios.

G) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds' portfolios.

H) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

I) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds' exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Each fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

J) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. The risk of loss may exceed the fair value of these contracts recognized on the statement of assets and liabilities. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds' portfolios.

K) TBA purchase commitments Each fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds' portfolios.

M) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2004, the value of securities loaned amounted to $26,499,610, $60,810,192 and $2,163,561 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $27,366,076, $62,539,522 and $2,247,176 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, which is pooled with collateral of other Putnam funds into 30 issuers (for Growth Portfolio and Balanced Portfolio) and 29 issuers (for Conservative Portfolio) of high-grade short-term investments.

N) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the funds had capital loss carryovers of $371,893,394, $343,100,098 and $96,574,688 for the Growth Portfolio,
Balanced Portfolio and Conservative Portfolio, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Growth Portfolio

Loss Carryover  Expiration
-----------------------------------
  $174,601,929  September 30, 2010
   197,291,465  September 30, 2011

Balanced Portfolio

Loss Carryover  Expiration
-----------------------------------
  $118,299,933  September 30, 2010
   224,800,165  September 30, 2011

Conservative Portfolio

Loss Carryover Expiration
-----------------------------------
  $9,594,065  September 30, 2010
  86,980,623  September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, Balanced Portfolio has elected to defer to its fiscal year ending September 30, 2005, $159,658 of losses recognized during the period November 1, 2003 to September 30, 2004.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. On each of the funds, these differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals (for Balanced portfolio), nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount, interest on payment-in-kind securities, realized and unrealized gains and losses on passive foreign investment companies (for Growth portfolio), straddle loss deferrals (for Growth and Balanced portfolios), income on swap contracts and interest only securities (for Balanced and Conservative portfolios). Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, reclassifications were as follows:

Undistributed Net Investment Income
-------------------------------------------------------
Growth Portfolio                            $1,629,859
-------------------------------------------------------
Balanced Portfolio                           5,222,107
-------------------------------------------------------
Conservative Portfolio                      12,951,877
-------------------------------------------------------

Accumulated Net Realized Gains and Losses
-------------------------------------------------------
Growth Portfolio                           $(1,649,893)
-------------------------------------------------------
Balanced Portfolio                          (4,484,040)
-------------------------------------------------------
Conservative Portfolio                     (12,955,302)
-------------------------------------------------------

Paid-in Capital
-------------------------------------------------------
Growth Portfolio                               $20,034
-------------------------------------------------------
Balanced Portfolio                            (738,067)
-------------------------------------------------------
Conservative Portfolio                           3,425
-------------------------------------------------------

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Growth Portfolio
-------------------------------------------------------
Unrealized appreciation                   $126,632,701
Unrealized depreciation                    (61,137,885)
                                          ------------
Net unrealized appreciation                 65,494,816
Undistributed ordinary income               15,102,699
Capital loss carryforward                 (371,893,394)
Cost for federal income tax purposes    $1,348,694,498

Balanced Portfolio
-------------------------------------------------------
Unrealized appreciation                   $111,061,915
Unrealized depreciation                    (72,011,463)
                                          ------------
Net unrealized appreciation                 39,050,452
Capital loss carryforward                 (343,100,098)
Post-October loss                             (159,658)
Cost for federal income tax purposes    $2,012,990,845

Conservative Portfolio
-------------------------------------------------------
Unrealized appreciation                    $32,755,258
Unrealized depreciation                    (16,171,854)
                                          ------------
Net unrealized appreciation                 16,583,404
Undistributed ordinary income                2,552,393
Capital loss carryforward                  (96,574,688)
Cost for federal income tax purposes      $987,010,899

P) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that the funds' net expenses, as a percentage of average net assets, exceed the average expense ratio for the funds' Lipper peer group of front-end load funds. For the year ended September 30, 2004, Putnam Management did not waive any of its management fee to the funds.

For the period ended September 30, 2004, Putnam Management has assumed $62,603, $76,875, $36,531 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Notes 6 and 7).

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the funds. During the year ended September 30, 2004, the funds paid PFTC $5,325,626, $6,652,126 and $4,183,105 (for Growth
Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the sub cus todian bank for the settlement of securities purchased by the fund. At September 30, 2004, the payable to the subcustodian bank (Balanced Portfolio) represents the amount due for cash advanced for the settlement of a security purchased.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. The funds also reduced expenses through brokerage service arrangements. For the year ended September 30, 2004, the funds' expenses were reduced by $731,475, $946,851 and $204,898 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $2,084, $2,216 and $1,194 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The funds have adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the funds who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received the following:

                                   Class A           Class M
                                       Net               Net
                               Commissions       Commissions
------------------------------------------------------------
Growth Portfolio                  $132,284            $6,195
------------------------------------------------------------
Balanced Portfolio                 180,365             5,623
------------------------------------------------------------
Conservative Portfolio              94,627             1,973
------------------------------------------------------------

                                   Class B           Class C
                                Contingent        Contingent
                                  deferred          deferred
                              sales charge      sales charge
 -----------------------------------------------------------
Growth Portfolio                  $509,035           $12,198
------------------------------------------------------------
Balanced Portfolio                 694,815            10,609
------------------------------------------------------------
Conservative Portfolio             292,700             6,110
------------------------------------------------------------

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received the following:

                                   Class A           Class M
                                  Deferred          Deferred
                              sales charge      sales charge
------------------------------------------------------------
Growth Portfolio                      $463               $--
------------------------------------------------------------
Balanced Portfolio                   3,091                --
------------------------------------------------------------
Conservative Portfolio               2,361                --
------------------------------------------------------------

Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

                                  U.S. Government Securities
------------------------------------------------------------
                                 Purchases             Sales
------------------------------------------------------------
Growth Portfolio               $12,119,787       $31,506,911
------------------------------------------------------------
Balanced Portfolio             103,596,517       128,210,954
------------------------------------------------------------
Conservative Portfolio          85,690,937       102,333,788
------------------------------------------------------------

                                            Other Securities
------------------------------------------------------------
                                 Purchases             Sales
------------------------------------------------------------
Growth Portfolio            $1,569,727,378    $1,807,747,035
------------------------------------------------------------
Balanced Portfolio           2,602,178,529     3,181,610,761
------------------------------------------------------------
Conservative Portfolio       1,640,838,163     1,841,705,511
------------------------------------------------------------

Written option transactions during the year are summarized as follows:

                                  Contract          Premiums
Growth Portfolio                   Amounts          Received
------------------------------------------------------------
Written options
outstanding at beginning of year        --               $--
------------------------------------------------------------
Options opened                   1,271,637           546,551
Options exercised                  (49,026)          (26,599)
Options expired                   (975,434)         (397,101)
Options closed                    (247,177)         (122,851)
------------------------------------------------------------
Written options
outstanding at end of year              --               $--
------------------------------------------------------------

                                  Contract          Premiums
Balanced Portfolio                 Amounts          Received
------------------------------------------------------------
Written options
outstanding at beginning of year        --               $--
------------------------------------------------------------
Options opened                      24,037            33,269
Options exercised                  (14,738)          (22,680)
Options expired                     (9,299)          (10,589)
Options closed                          --                --
------------------------------------------------------------
Written options
outstanding at end of year              --               $--
------------------------------------------------------------

Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Year ended September 30, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                     17,731,174      $178,789,402
------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                 1,215,457        11,850,647
------------------------------------------------------------
Shares repurchased             (33,863,959)     (339,727,295)
------------------------------------------------------------
Net decrease                   (14,917,328)    $(149,087,246)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                     19,814,079      $167,068,030
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    2,072,597        16,601,496
------------------------------------------------------------
Shares repurchased             (28,181,054)     (236,992,452)
------------------------------------------------------------
Net decrease                    (6,294,378)     $(53,322,926)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      6,327,433       $62,825,080
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      327,268         3,148,316
------------------------------------------------------------
Shares repurchased              (6,781,713)      (66,750,749)
------------------------------------------------------------
Net decrease                      (127,012)        $(777,353)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      5,259,323       $43,680,566
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      511,395         4,050,251
------------------------------------------------------------
Shares repurchased              (6,923,498)      (55,720,110)
------------------------------------------------------------
Net decrease                    (1,152,780)      $(7,989,293)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      1,769,846       $17,361,542
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       97,357           923,938
------------------------------------------------------------
Shares repurchased              (2,934,067)      (28,536,936)
------------------------------------------------------------
Net decrease                    (1,066,864)     $(10,251,456)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      1,467,650       $12,030,076
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      166,832         1,302,957
------------------------------------------------------------
Shares repurchased              (2,181,258)      (17,365,919)
------------------------------------------------------------
Net decrease                      (546,776)      $(4,032,886)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                        711,236        $7,074,948
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       50,650           487,251
------------------------------------------------------------
Shares repurchased              (1,430,148)      (14,157,701)
------------------------------------------------------------
Net decrease                      (668,262)      $(6,595,502)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                        826,696        $6,819,645
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       94,091           744,263
------------------------------------------------------------
Shares repurchased              (1,847,151)      (14,786,161)
------------------------------------------------------------
Net decrease                      (926,364)      $(7,222,253)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                          3,528           $35,361
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            3               33
------------------------------------------------------------
Shares repurchased                    (486)          (4,965)
------------------------------------------------------------
Net increase                         3,045          $30,429
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                            129            $1,054
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           --               --
------------------------------------------------------------
Shares repurchased                      --               --
------------------------------------------------------------
Net increase                           129            $1,054
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      9,815,391       $99,894,534
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      994,887         9,759,842
------------------------------------------------------------
Shares repurchased             (14,247,474)     (145,769,357)
------------------------------------------------------------
Net decrease                    (3,437,196)     $(36,114,981)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Growth Portfolio                    Shares            Amount
------------------------------------------------------------
Shares sold                      9,812,734       $82,930,307
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    1,659,047        13,371,921
------------------------------------------------------------
Shares repurchased             (19,942,002)    (166,590,277)
------------------------------------------------------------
Net decrease                    (8,470,221)    $(70,288,049)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------

Shares sold                     28,717,088      $283,546,606
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    2,563,080        24,970,293
------------------------------------------------------------
Shares repurchased             (64,537,305)     (637,139,229)
------------------------------------------------------------
Net decrease                   (33,257,137)    $(328,622,330)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Balanced Portfolio                 Shares             Amount
------------------------------------------------------------
Shares sold                    32,292,377       $279,089,501
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                   3,316,152         28,317,320
------------------------------------------------------------
Shares repurchased            (43,291,881)      (373,422,918)
------------------------------------------------------------
Net decrease                   (7,683,352)      $(66,016,097)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      8,829,427       $86,457,847
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      536,658         5,178,184
------------------------------------------------------------
Shares repurchased              (9,973,385)      (97,133,792)
------------------------------------------------------------
Net decrease                      (607,300)      $(5,497,761)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      8,467,772       $73,089,528
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      599,108         5,059,031
------------------------------------------------------------
Shares repurchased              (8,634,921)      (73,208,797)
------------------------------------------------------------
Net increase                       431,959        $4,939,762
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      1,947,656       $18,932,343
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      136,925         1,311,118
------------------------------------------------------------
Shares repurchased              (3,208,621)      (30,918,413)
------------------------------------------------------------
Net decrease                    (1,124,040)     $(10,674,952)
------------------------------------------------------------

Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                      1,661,454       $14,332,567
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      182,017         1,522,822
------------------------------------------------------------
Shares repurchased              (3,129,549)      (26,412,137)
------------------------------------------------------------
Net decrease                    (1,286,078)     $(10,556,748)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                        746,904        $7,332,942
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       71,092           684,968
------------------------------------------------------------
Shares repurchased              (1,993,143)      (19,541,285)
------------------------------------------------------------
Net decrease                    (1,175,147)     $(11,523,375)
------------------------------------------------------------

Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                        936,874        $8,128,191
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     101,064            858,508
------------------------------------------------------------
Shares repurchased             (2,010,260)       (17,094,101)
------------------------------------------------------------
Net decrease                     (972,322)       $(8,107,402)
------------------------------------------------------------

Year ended September 30, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                          4,379           $43,141
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           14               139
------------------------------------------------------------
Shares repurchased                     (88)             (869)
------------------------------------------------------------
Net increase                         4,305           $42,411
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                            117            $1,000
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            2                11
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           119             $1,011
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                     12,812,409      $126,857,585
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    1,519,272        14,838,105
------------------------------------------------------------
Shares repurchased             (31,059,558)     (307,922,459)
------------------------------------------------------------
Net decrease                   (16,727,877)    $(166,226,769)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Balanced Portfolio                  Shares            Amount
------------------------------------------------------------
Shares sold                     12,361,005      $106,869,192
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    2,118,199        18,119,767
------------------------------------------------------------
Shares repurchased             (32,672,996)     (284,596,803)
------------------------------------------------------------
Net decrease                   (18,193,792)    $(159,607,844)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class A
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                     19,221,777      $169,731,340
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    2,734,694        24,016,738
------------------------------------------------------------
Shares repurchased             (33,867,368)     (298,929,140)
------------------------------------------------------------
Net decrease                   (11,910,897)    $(105,181,062)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class A
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                     23,086,411      $189,361,338
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    3,837,151        30,849,483
------------------------------------------------------------
Shares repurchased             (18,670,656)     (153,257,359)
------------------------------------------------------------
Net increase                     8,252,906       $66,953,462
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class B
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      3,465,982       $30,364,664
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      382,158         3,369,562
------------------------------------------------------------
Shares repurchased              (4,998,914)      (43,785,771)
------------------------------------------------------------
Net decrease                    (1,150,774)     $(10,051,545)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class B
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      5,779,799       $47,004,314
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      583,711         4,651,612
------------------------------------------------------------
Shares repurchased              (5,362,457)      (43,335,818)
------------------------------------------------------------
Net increase                     1,001,053        $8,320,108
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class C
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        901,804        $7,891,525
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      116,153         1,010,466
------------------------------------------------------------
Shares repurchased              (1,455,676)      (12,753,162)
------------------------------------------------------------
Net decrease                      (437,719)      $(3,851,171)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class C
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      1,240,432       $10,116,205

------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      190,537         1,514,696
------------------------------------------------------------
Shares repurchased              (1,511,316)      (12,273,575)
------------------------------------------------------------
Net decrease                       (80,347)        $(642,674)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class M
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        406,846        $3,564,415
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       50,409           439,190
------------------------------------------------------------
Shares repurchased                (882,126)       (7,720,468)
------------------------------------------------------------
Net decrease                      (424,871)      $(3,716,863)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class M
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                        808,099        $6,528,632
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      104,812           828,055
------------------------------------------------------------
Shares repurchased              (1,457,587)      (11,746,768)
------------------------------------------------------------
Net decrease                      (544,676)      $(4,390,081)
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class R
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                         11,621          $102,236
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           71               629
------------------------------------------------------------
Shares repurchased                    (358)           (3,203)
------------------------------------------------------------
Net increase                        11,334           $99,662
------------------------------------------------------------

                                Period from January 21, 2003
                                (commencement of operations)
                                       to September 30, 2003
------------------------------------------------------------
Class R
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                            125            $1,000
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                            2                18
------------------------------------------------------------
Shares repurchased                      --                --
------------------------------------------------------------
Net increase                           127            $1,018
------------------------------------------------------------

                               Year ended September 30, 2004
------------------------------------------------------------
Class Y
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      4,643,776       $41,056,667
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                      652,977         5,728,234
------------------------------------------------------------
Shares repurchased             (14,747,389)     (131,637,668)
------------------------------------------------------------
Net decrease                    (9,450,636)     $(84,852,767)
------------------------------------------------------------

                               Year ended September 30, 2003
------------------------------------------------------------
Class Y
------------------------------------------------------------
Conservative Portfolio              Shares            Amount
------------------------------------------------------------
Shares sold                      6,166,355       $50,461,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    1,255,920        10,081,293
------------------------------------------------------------
Shares repurchased             (11,607,645)      (95,510,009)
------------------------------------------------------------
Net decrease                    (4,185,370)     $(34,967,565)
-------------------------------------------------------------

At September 30, 2004, Putnam, LLC owned class R shares of the funds as follows:

                      Number        % of Class R
                          of              shares
                      shares         outstanding        Value
-------------------------------------------------------------
Growth Portfolio         126                 4.0       $1,286
-------------------------------------------------------------
Balanced Portfolio       121                 2.7        1,199
-------------------------------------------------------------
Conservative Portfolio    --                  --           --
-------------------------------------------------------------

Note 5
Investment in Putnam Prime Money Market Fund

Each fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by each fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the funds in Putnam Prime Money Market Fund. For the year ended September 30, 2004, management fees paid were reduced by $27,704, $104,963 and $89,189 relating to the funds' investment in Putnam Prime Money Market Fund (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). Income distributions earned by the funds are recorded as income in the statement of operations and totaled $294,223, $1,027,244 and $853,743 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the period ended September 30, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Note 7
Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam funds, which led to losses in the funds. Putnam made restitution of approximately $123,000, $141,000 and $27,000 (to Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the funds' Trustees and independent auditors. The SEC is investigating this matter.

Federal tax information
(Unaudited)

The funds have designated 56.23%, 38.12% and 13.13% of the distributions from net investment income for the Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2004, the funds hereby designate 100.00%, 55.14% and 17.67% or, in each case, the maximum amount allowable, for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively, of net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for the Putnam Asset Allocation: Growth, Balanced, and Conservative Portfolios and the one other fund in Putnam's Global Asset Allocation group, Putnam VT Global Asset Allocation Fund, for the year ended September 30, 2004.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Deutsche Bank, Goldman Sachs, Merrill Lynch, CSFB, and Citigroup.
Commissions paid to these firms together represented approximately 53% of the total brokerage commissions paid for the year ended September 30, 2004.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Cazenove, ITG, Jones Associates, JP Morgan, Lehman, Morgan Stanley, Royal Alliance, SG Cowen, and UBS.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange
Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc.(an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner,
PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and
Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to
2004, Associate, Ropes & Gray LLP; prior to
2000, Law Clerk, Massachusetts Supreme
Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004,
General Counsel, State Street Research &
Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and
Putnam Management.  From 2001 to 2002, Chief
Operating Officer, Atalanta/Sosnoff Management
Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003,
Senior Vice President, United Asset
Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The portfolios' Statement of Additional Information contains additional information about the portfolios' Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN060-216529  11/04

Not FDIC Insured    May Lose Value    No Bank Guarantee




PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds:
Growth Portfolio Supplement to Annual Report dated 9/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/04

                                                                        NAV

1 year                                                                13.79%
5 years                                                               10.15
Annual average                                                         1.95
10 years                                                             135.54
Annual average                                                         8.94
Life of fund (since class A inception, 2/8/94)
Annual average                                                         8.30

Share value:                                                            NAV

9/30/03                                                               $9.30
9/30/04                                                              $10.35
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     1          $0.22              --                 $0.22

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/14/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 16-18 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $5.46
Ending value (after expenses)                     $986.70
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $5.55
Ending value (after expenses)                     $1,019.50
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  1.10%
Average annualized expense ratio for Lipper peer group++               1.20%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds:
Balanced Portfolio Supplement to Annual Report dated 9/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/04

                                                                        NAV

1 year                                                                10.32%
5 years                                                               14.09
Annual average                                                         2.67
10 years                                                             125.71
Annual average                                                         8.48
Life of fund (since class A inception, 2/7/94)
Annual average                                                         7.80

Share value:                                                            NAV

9/30/03                                                               $9.27
9/30/04                                                               $9.95
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     4           $0.269            --                 $0.269

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/5/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 16-18 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $4.88
Ending value (after expenses)                     $990.70
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $4.95
Ending value (after expenses)                     $1,020.10
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  0.98%
Average annualized expense ratio for Lipper peer group++               1.20%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds:
Conservative Portfolio Supplement to Annual Report dated 9/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 9/30/04

                                                                        NAV

1 year                                                                 6.40%
5 years                                                               22.97
Annual average                                                         4.22
10 years                                                             107.61
Annual average                                                         7.58
Life of fund (since class A inception, 2/7/94)
Annual average                                                         6.86

Share value:                                                            NAV

9/30/03                                                               $8.64
9/30/04                                                               $8.83
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                     12         $0.355             --                 $0.355

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (7/14/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 16-18 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $5.83
Ending value (after expenses)                     $992.80
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04

                                                  Class Y
Expenses paid per $1,000*                         $5.91
Ending value (after expenses)                     $1,019.15
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                  1.17%
Average annualized expense ratio for Lipper peer group++               1.20%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------




Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the Trust by the Trust's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $299,926*   $--             $55,847   $884
September 30, 2003  $267,507    $--             $41,039   $--

*Includes fees of $ 3,868 billed by the Trust's independent auditor to the Trust for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the Trust by Putnam.

For the fiscal years ended September 30, 2004 and September 30, 2003, the Trust's independent auditors billed aggregate non-audit fees in the amounts of $188,991 and $114,633, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the Trusts.

Audit Fees represents fees billed for the Trust's last two fiscal years.

Audit-Related Fees represents fees billed in the Trust's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the Trust's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004